Exhibit 10.120

EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

by and among

US ASSISTED LIVING FACILITIES III, INC.,

a Delaware corporation,

SUNRISE SENIOR LIVING INVESTMENTS, INC.,

a Virginia corporation

and

CNL INCOME PARTNERS, LP,

a Delaware limited partnership

and

CC3 ACQUISITION, LLC,

a Delaware limited liability company

December 8, 2010

EXHIBITS

A	Facilities; Facility Owners; Facility Lessees

B.	Facility Leases

C.	Form of Assignment and Assumption of Interest Agreement

D.	Disclosure Statement

E.	Rent Roll

F.	Non-Foreign Status Affidavit

G.	Form of Mutual Release

H.	New Investor’s Access Schedule

I	Seller’s Non-Imputation Affidavit

iv

PURCHASE AND SALE AGREEMENT

(Sale of Interests in Sunrise Third Senior Living Holdings, LLC)

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is dated as of the 8th day of December, 2010, by and among US ASSISTED LIVING FACILITIES III, INC., a Delaware corporation (“Seller”), CC3 ACQUISITION, LLC, a Delaware limited liability company (“Purchaser”), SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation (“SSLII”) and CNL INCOME PARTNERS, LP, a Delaware limited partnership (“New Investor”). Certain capitalized terms used herein are defined in Section 1.01.

RECITALS:

A. Seller and SSLII are the sole members of Sunrise Third Senior Living Holdings, LLC (“Old Venture”), in which Seller owns a ninety percent (90%) membership interest and SSLII owns a ten percent (10%) membership interest and is the managing member. Seller’s interest in Old Venture is referred to herein as “Seller’s Interest” and SSLII’s interest in Old Venture is referred to herein as “SSLII’s Interest.”

B. Old Venture is governed by that certain Amended and Restated Operating Agreement, dated as of September 23, 2003 (as amended, the “Old Venture Agreement”).

C. Through the Facility Lessees (as defined in Section 1.01 below) Old Venture owns the leasehold interests in each of the twenty-nine (29) senior living facilities described in Exhibit A (the “Facilities”) pursuant to the Facility Leases (as defined in Section 1.01 below).

D. Each Facility is owned or ground leased by the entity listed across from such Facility’s name on Exhibit A (the “Facility Owners” and each a “Facility Owner”).

E. SSLII and AL Funding III, Inc. (“ALF”) are the sole members of the Facility Owners designated on Exhibit A as the “List A Facility Owners,” in which SSLII owns a 0.01% interest (the “List A MM Interest”) and ALF owns a 99.99% interest (the “List A ALF Interest”).

F. ALF is the sole member and owner of 100% of the interests (the “List B ALF Interest”) of the Facility Owners designated on Exhibit A as the “List B Facility Owners.”

G. ALF and ALF Subfunding III, LLC (“ALF Sub”) are the sole partners of the Facility Owners designated on Exhibit A as the “List C Facility Owners,” in which ALF Sub owns a 1% interest (the “List C GP Interest”) and ALF owns a 99% interest (the “List C ALF Interest”).

H. GSS Contract Services III, Inc. (“GSS”) is the sole shareholder of ALF.

I. Pursuant to a separate management agreement and related documents for each Facility, each of the Facilities is managed by Sunrise Senior Living Management, Inc., an Affiliate of SSLII (“Manager”).

J. At Closing, Purchaser intends to purchase Seller’s Interest and Seller has agreed to sell Seller’s Interest to Purchaser pursuant to the terms and conditions set forth herein, and upon receipt of the Purchase Price, Seller has agreed to withdraw from Old Venture pursuant to the terms and conditions set forth herein.

K. At Closing, Seller and SSLII intend to cause ALF to sell the List A ALF Interest, the List B ALF Interest and the List C ALF Interest to Purchaser, and Purchaser intends to acquire the List A ALF Interest, the List B ALF Interest and the List C ALF Interest from ALF (the “ALF Interest Sales”).

L. At Closing, Purchaser intends to form a new Delaware limited liability company wholly owned by Purchaser ( “List C GP”), and Seller and SSLII intend to cause ALF Sub to sell the List C GP Interest to List C GP, and Purchaser intends to cause List C GP to acquire the List C GP Interest (the “ALF Sub Interest Sale” and together with the ALF Interest Sales, the “ALF Sales”), such ALF Sales to be consummated for consideration of equal to the ALF Sales Purchase Price.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I.

INTERPRETATION

Section 1.01 Defined Terms. As used herein, the following terms shall have the meanings indicated:

Affiliate: With respect to any specified Person that is not an individual, another Person which, directly or indirectly, controls, is controlled by, or is under common control with, the specified Person; provided, however, the Old Venture shall not be considered to be an Affiliate of Seller.

ALF Sales Purchase Price. An amount equal to Three Thousand and No/100 Dollars ($3,000.00).

Assignment and Assumption of Interest Agreement: Assignment and Assumption Agreement substantially in the form of Exhibit C.

Business Day: Any day, other than a Saturday, a Sunday or a day on which banks in New York City are required or authorized to close.

Charter Documents: (i) with respect to any Person which is a corporation, the certificate of incorporation an bylaws of such Person, (ii) with respect to any Person which is a limited liability company, the certificate of formation and operating or limited liability company agreement of such Person, and (iii) with respect to any Person which is a limited partnership, the certificate of limited partnership and partnership agreement of such Person.

Code: The United States Internal Revenue Code of 1986, as amended.

Contract Date: The date of this Agreement, set forth in the introductory paragraph.

Disclosure Statement: The Disclosure Statement prepared by SSLII attached hereto as Exhibit D.

Documents: This Agreement and all Exhibits hereto, and each other agreement, certificate or instrument delivered pursuant to this Agreement.

Down Payment: The sum of Ten Million Dollars ($10,000,000).

Due Diligence Period: A period ending at 5:00pm EST on December 27, 2010, as the same may be extended by the mutual written consent of the parties hereto.

Environmental Claims: All claims for reimbursement, remediation, abatement, removal, clean up, contribution, personal injury, property damage, damage to natural resources or violations of Environmental Laws, made by any Governmental Entity or other Person arising from or in connection with the (i) spill, leak, emission, discharge or release of any Hazardous Materials over, on, in, under or from the Real Property, or (ii) violation of any Environmental Laws with respect to the Real Property.

Environmental Laws: Any federal, state or local law, statute, rule, regulation, order, ordinance, decree, injunction, judgment, governmental restriction or any other requirement of law (including common law) regulating Hazardous Materials or relating to the protection of human health and safety from Hazardous Materials or relating to the protection of natural resources or the environment and applicable to the Owned Assets.

Environmental Liabilities: All Liabilities under any Environmental Laws arising from or in connection with the Real Property, including, without limitation, any obligations to manage, control, contain, remove, remedy, respond to, clean up or abate any spill, leak, emission, discharge or release of any Hazardous Materials, pollution, contamination or radiation into any water, soil, sediment, air or other environmental media.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Escrow Agent: Fidelity National Title Insurance Company, New York Office.

Existing Owner Financing: The existing mortgage financing obtained by the Facility Owners with respect to the Facilities.

Facility Leases: Collectively, the following documents between each Facility Lessee and each Facility Owner: (i) the Master Lease Financing Facility Agreement, (ii) the Put Option Letter, (iii) the Call Option Letter, (iv) the Supplemental Agreement, and (v) the Tax Matters Agreement. The Facility Leases are more particularly described on Exhibit B.

Facility Lessee(s): Individually, the lessee of a Facility, and collectively the lessees of the Facilities, more specifically identified as the following five Delaware limited liability companies and the following two California limited partnerships: (i) Sunrise Third

(Pool I), LLC; (ii) Sunrise Third (Pool II), LLC; (iii) Sunrise Third (Pool III), LLC; (iv) Sunrise Third (Pool IV), LLC; (v) Sunrise Third (Pool V), LLC; Sunrise Third (Pool I), LP; and Sunrise Third (Pool IV), LP.

GAAP: United States generally accepted accounting principles, consistently applied.

Governmental Entity: Any governmental authority, agency, commission, board or public authority.

Hazardous Materials: Any material that: (i) is or contains asbestos, urea formaldehyde insulation, polychlorinated biphenyls, petroleum or petroleum products, radon gas, or microbiological contamination, (ii) the presence of which in the environment requires remediation or abatement pursuant to any Environmental Law, or is defined, listed or identified pursuant to any Environmental Law as a “hazardous waste,” “hazardous substance,” “toxic substance” or words of similar import, or (iii) is regulated under any Environmental Law; provided, however, that Hazardous Material shall not include (a) cleaning material, pre-packaged supplies, and petroleum products customarily used in the operation and maintenance of comparable properties, (b) cleaning materials, personal grooming items, and other items sold in pre-packaged containers for consumer use and used by tenants and residents in the Facilities, (c) any pharmaceuticals, vaccines or medical products or devices, or medical waste or biological waste, including those materials defined as “medical waste” or “biological waste” under Environmental Laws, and (d) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Facilities’ parking areas and equipment, so long as, to the extent required, all applicable Licenses for the use of any of the foregoing have been obtained and are in full force and effect and so long as all the foregoing are used, stored, handled, transported and disposed of, and otherwise managed in quantities and types appropriate for such activities and in compliance with all Environmental Laws.

Healthcare Permits: All licenses, permits, certifications or approvals issued by Governmental Entities necessary for Facility Owners, Facility Lessees and Manager to provide healthcare and other assisted living services to Residents as are provided or offered by Facility Owners, Facility Lessees or Manager as of the Contract Date.

Leased Real Property: The Real Property identified in Exhibit A that is leased by the relevant Facility Owners as ground tenants pursuant to Real Property Ground Leases.

Lease Financing: The aggregate acquisition cost outstanding under the Facility Leases, which is acknowledged to equal the outstanding mortgage financing obtained by the Facility Owners with respect to the Facilities and to have the same payment / amortization schedule and terms.

Liabilities: Liabilities, obligations, commitments or responsibilities of any nature whatsoever, whether direct or indirect, matured or unmatured, fixed or unfixed, known or unknown, accrued, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured, absolute, contingent or otherwise, including any direct or indirect indebtedness, guaranty, endorsement, claim, Loss, Taxes, damage, deficiency, cost or expense, but excluding, with respect to the relationships among the parties to this Agreement created hereunder, consequential damages.

Licenses: All certificates, licenses, and permits issued by Governmental Entities in connection with the ownership, leasing, use, occupancy, operation, and maintenance of the Facilities, including the Healthcare Permits.

Lien: Any mortgage, deed of trust, pledge, hypothecation, title defect, right of first refusal, security or other adverse interest, voting trust agreement, community property interest, encumbrance, claim, option, lien, lease or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any assets or property, including any agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement, and the filing of or agreement to give any financing statement with respect to any assets or property under the Uniform Commercial Code or comparable law of any jurisdiction.

Loss: With respect to any Person, any and all costs, obligations, liabilities, demands, claims, settlement payments, awards, judgments, fines, penalties, damages, and reasonable out-of-pocket expenses, including court costs and reasonable attorneys’ fees, whether or not arising out of a third party claim, but excluding consequential damages.

Material Adverse Effect: Any change, event, development or effect that individually or in the aggregate has a material adverse effect on (a) the assets, business, operations, capitalization, financial condition (including Liabilities) or results of operations of Old Venture, the Facilities, the Facility Owners, the Facility Lessees or the Real Property in the aggregate, (b) the ability of the parties to consummate the transactions contemplated by this Agreement or (c) the ability of Purchaser to consummate the transactions contemplated by this Agreement.

Medicaid/Medicare Contracts: Any contracts with any Governmental Entity or other Person, which are necessary for the Facility Owners, Facility Lessees or Manager to be reimbursed, paid or otherwise compensated for the care of elderly, disabled or low income individuals at the Facilities, pursuant to Title XVIII or Title XIX of the Social Security Act, Title 42 United States Code, Chapter 7, as amended from time to time, or any similar state law governing the care of elderly, disabled or low income individuals. For purposes of this definition, the term ‘care’ includes any acute health care, long term care, preventive care or other type of health care, or any goods or services provided in connection with the provision of such care.

Old Venture: As defined in Recital A to this Agreement, it being understood that reference to Old Venture hereunder shall be deemed references to the relationship between Seller and SSLII as established pursuant to the Old Venture Agreement.

Owned Real Property: The Real Property identified in Exhibit A that is owned in fee simple by the relevant Facility Owners.

Permitted Exceptions: (i) The Lien of real estate taxes and assessments and other charges by Governmental Entities that are not yet delinquent, (ii) the rights of Residents under the Residence Agreements, (iii) such matters as are shown on the Pro Forma Title Policies, (iv)

the lien of any equipment lease or financing or purchase money Lien, in each case incurred in the ordinary course of business consistent with past practice, (v) Liens set out in Section 1.01 of the Disclosure Statement and (vi) such other matters as are approved by New Investor in writing (such approval to be deemed given upon completion of the Closing after written disclosure to New Investor of such other matters) or that are permitted pursuant to the terms of this Agreement.

Person: Any individual, partnership, corporation, limited liability company, trust or other legal entity.

Pro-Forma Title Policies: The Pro-Forma Title Policies prepared and delivered by the Escrow Agent to Purchaser and New Investor on or before the expiration of the Due Diligence Period, with respect to the issuance by the Escrow Agent of an owner’s policy of title insurance insuring each Facility Owner’s title to, or leasehold interest in, the Real Property, effective as of the acquisition by Purchaser of the ownership of the ALF Interests as provided herein.

Purchase Price: Two Hundred and Sixty One Million, One Hundred and Eleven Thousand, Seven Hundred and Eighteen and No/100 Dollars ($261,111,718.00), subject to Section 2.01(b).

Real Property: The Owned Real Property and the Leased Real Property consisting of Land and all buildings, structures, fixtures and other improvements located thereon, as more fully described in Exhibit A, including all permits, easements, Licenses, rights-of-way, rights and related appurtenances.

Real Property Ground Leases: The ground leases pursuant to which the relevant Facility Owners own a leasehold interest in and to the Leased Real Property.

Resident: Each individual resident at the Facilities in his/her capacity as such.

Resident Deposits: All deposits or advances of any kind or nature from any Resident.

Resident Pre-paid Rent: All rental amounts paid in advance of the date when such payment is due by any Resident.

Specially Designated National or Blocked Person: (i) A person or entity designated by the U.S. Department of the Treasury’s Office of Foreign Assets Control from time to time as a “specially designated national or blocked person” or similar status, (ii) a person or entity described in Section 1 of U.S. Executive Order 13224, issued on September 23, 2001 (the “Executive Order”), or (iii) a person or entity otherwise identified by Governmental Entity or legal authority as a person with whom a United States Person is prohibited from transacting business. As of the date hereof, a list of such designations and the text of the Executive Order are published under the internet website address www.ustreas.gov/offices/enforcement/ofac.

SSLI: Sunrise Senior Living, Inc., a Delaware corporation, which is the sole owner of SSLII.

Taxes: All federal, state, local and foreign taxes including, without limitation, income, gains, transfer, unemployment, withholding, payroll, social security, real property, personal property, excise, sales, use and franchise taxes, levies, assessments, imposts, duties, licenses and registration fees and charges of any nature whatsoever, including interest, penalties and additions with respect thereto and any interest in respect of such additions or penalties, but excluding impact fees or other similar exactions levied or payable in connection with the development or operation of any of the Facilities and excluding special assessments.

Tax Return: Any return, filing, report, declaration, questionnaire or other document required to be filed for any period with any taxing authority (whether domestic or foreign) in connection with any Taxes (whether or not payment is required to be made with respect to such document).

Title Commitment: A current commitment for title insurance for each of the Facilities.

Title Policy: An owner’s policy of title insurance insuring each Facility Owner’s title to, or leasehold interest in, the Real Property, effective as of the acquisition by Purchaser of the ownership of the ALF Interests as provided herein.

United States Person: (i) Any individual or business entity, regardless of location, that is a resident of the United States; (ii) any individual or business entity physically located within the United States; (iii) any business entity organized under the laws of the United States or of any state, territory, possession, or district thereof; and (iv) any business entity, wheresoever organized or doing business, which is owned or controlled by an individual or business entity specified in (i) or (iii) above.

Section 1.02 Additional Defined Terms. As used herein, the following terms shall have the meanings defined in the recitals or sections indicated below:

Access Indemnified Parties	Section 3.01(b)

Agreement	Preamble

ALF	Recital E

ALF Interests	Section 9.08(b)

ALF Interest Sales	Recital K

ALF Sales	Recital L

ALF Sub	Recital G

ALF Sub Interest Sale	Recital L

Business Representations	Introductory paragraph to Article VIII

Closing	Section 11.01

Closing Date	Section 3.03

Closing Distribution Period	Section 2.03

Closing Statement	Section 11.02(a)(vi)

Contracts	Section 8.17

Due Diligence Materials	Section 3.01(f)

Enterprise Valuation	Section 2.01(b)

Environmental Reports	Section 8.09

Estoppel Certificates	Section 3.02(a)(ii)

Extended Lease Payment	Section 2.01(b)

Facility Agreements	Section 2.02(c)

Facility/Facilities	Recital C

Facility Leases	Recital C

Facility Owners	Recital D

Failure of Condition Notice	Section 13.02(e)

GSS	Recital H

Improvements	Section 2.02(a)(i)

Indemnified Party	Section 12.12(a)

Indemnifying Party	Section 12.12(a)

Land	Section 2.02(a)(i)

Lease Payment	Section 2.01(b)

List A ALF Interest	Recital E

List A Facility Owners	Recital E

List A MM Interest	Recital E

List B ALF Interest	Recital F

List B Facility Owners	Recital F

List C ALF Interest	Recital G

List C Facility Owners	Recital G

List C GP	Recital L

List C GP Interest	Recital G

Manager	Recital I

Mutual Release	Section 11.02(a)(viii)

New Investor	Preamble

Old Venture	Recital B

Old Venture Agreement	Recital B

Old Venture Financials	Section 8.01(a)

Owned Assets	Section 2.02

Personal Property	Section 2.02(b)(iv)

Property Representation Damage Cap	Section 12.07

Purchase Price	Section 2.01(b)

Purchaser	Preamble

Purchaser Default Notice	Section 13.02(d)

Purchaser’s Objection Notice	Section 13.02(d)

Rent Rolls	Section 8.12

Residence Agreements	Section 2.02(c)

Seller	Preamble

Seller Default Notice	Section 13.02(c)

Seller’s Interest	Recital A

Seller Non-Imputation Affidavit	Section 3.02(a)

Seller’s Failure of Condition Objection Notice	Section 13.02(e)

Seller’s Objection Notice	Section 13.02(c)

SSLII	Preamble

SSLII’s Interest	Recital A

Survey	Section 3.02(a)(i)

Section 1.03 Exhibits. The inclusion of any information on any one exhibit will constitute disclosure of such information for all purposes hereunder, and information need not be repeated on multiple exhibits.

Article II.

AGREEMENT TO SELL AND PURCHASE SELLER’S INTEREST

Section 2.01 Sale of Seller’s Interest.

(a) Upon and subject to the terms and conditions provided herein, at the Closing, Purchaser will pay the Purchase Price as follows: Purchaser shall pay to Seller an amount equal to the Purchase Price less the Down Payment, which shall be credited and paid to Seller pursuant to Article XIII.

(b) Notwithstanding the provisions of Section 2.01(a) above, (i) in the event that the Closing Date occurs on January 3, 2011, then the Purchase Price shall be increased by an amount equal to seventy-five percent (75%) of the amount of any regularly scheduled payment of the unpaid acquisition cost that was or is due and payable under the Lease Financing (without regard to any grace period or whether such acquisition cost payment is actually made) after December 31, 2010 and on or prior to January 3, 2011 (the “Lease Payment”) and (ii) in the event that the Closing Date is extended pursuant to Section 3.03 below, then the Purchase Price shall be increased by an amount equal to seventy-five percent (75%) of the amount of any regularly scheduled payment of the unpaid acquisition cost that was or is due and payable under the Lease Financing (without regard to any grace period or whether such acquisition cost payment is actually made) after December 31, 2010 and on or prior to the extended Closing Date (the “Extended Lease Payment”). At least five (5) Business Days prior to the Closing Date, SSLII shall deliver to Seller a detailed statement showing the calculation of the Lease Payment or the Extended Lease Payment, as applicable. In the event that Seller does not agree with SSLII’s calculation of the Lease Payment or the Extended Lease- Payment, then the parties shall submit the calculation (and any reasonably required backup documentation) to an independent accounting firm and the parties shall cause such accounting firm to notify the parties hereto of its calculation of the Lease Payment or the Extended Lease Payment, as applicable, within three (3) days of such submission, which calculation shall be binding on the parties. The increase of the Purchase Price required to be made pursuant to this Section does not limit the obligation of SSLII to make the distributions of cash flow and cash specified in Section 2.03.

Section 2.02 Owned Assets. As of the Closing, SSLII shall cause Old Venture to take such steps (and Seller consents to all such steps) as may be necessary so that all tangible and intangible assets, excluding any assets leased or licensed from a third party, used in, and material to, the operation of the Facilities as they are currently being operated by the Facility Owners or the Facility Lessees (as further described below, the “Owned Assets”) will be owned by the Facility Owners, the Facility Lessees or Old Venture (as the case may be) free of all Liens, other than Permitted Exceptions. The Owned Assets include the following:

(a) Real Property.

(i) The Real Property, including, but not limited to, a fee simple or leasehold interest, as applicable, in those certain real properties consisting of land (“Land”) and all buildings, structures, fixtures and other improvements located thereon (“Improvements”), such Land and Improvements being more particularly described in Exhibit A.

(ii) All right, title and interest of the Facility Lessees as landlord (whether named as such therein, or by assignment or otherwise), including, but not limited to, in any leases and subleases (including Residence Agreements), if any, regarding the Real Property now existing or in effect at the Closing, and all amendments, modifications, supplements, renewals and extensions thereof, together with any security deposits made by the lessees or Residents thereunder.

(b) Personal Property.

(i) Any and all furniture, fixtures, furnishings, inventory, machinery and equipment used in connection with the Facilities, and all other personal property used in connection with the Real Property and located upon the Real Property now or as of the Closing. In no event shall the Personal Property include any property owned by any Resident or Manager, notwithstanding Manager’s use of such property in connection with its management and administration of the Facilities.

(ii) Goodwill and going concern value.

(iii) All existing warranties and guaranties (express or implied) issued to the Facility Owners or the Facility Lessees (or any prior owner or lessee of the Facilities, to the extent Old Venture has an interest therein) in connection with the Improvements or the Personal Property described in paragraph (b)(i) above.

(iv) All petty cash, all unrecognized community fees and all rights to hold Resident Deposits or other tenant security deposits received or held in connection with each Facility.

(v) The tangible and intangible property described in Sections 2.02(b)(i) through 2.02(b)(iv) shall be referred to herein as the “Personal Property.”

(c) Facility Agreements and Residence Agreements. All rights of Facility Owners and the Facility Lessees in, to and under all contracts, leases, subleases, agreements, commitments and other arrangements, and any amendments or modifications thereof, used or useful in the operation of the Facilities as of the date hereof or made or entered into by the Facility Owners, Facility Lessees or Manager between the date hereof and the Closing Date in compliance with this Agreement (the “Facility Agreements”), and all occupancy, residency, tenancy and similar written agreements entered into in the ordinary course of business with Residents, and all amendments, modifications, supplements, renewals, and extensions thereof (“Residence Agreements”).

(d) Records. True and complete copies of all of the books, records, accounts, files, logs, ledgers and journals pertaining to or used in the operation of the Facilities, including, but not limited to, any electronic data stored on computer disks or tapes, and originals of any of the foregoing that relate to the Facilities, together with the basic corporate, partnership or limited liability company documents and records of Old Venture, the Facility Lessees and the Facility Owners.

(e) Licenses. Any and all Licenses now held in the name of SSLII, Manager, Old Venture, the Facility Lessees, the Facility Owners, or any of their Affiliates and used or useful in the operation of the Facilities, and any renewals, extensions, amendments or modifications thereof, except to the extent not transferable or assignable under applicable law.

(f) Miscellaneous Assets. Any other tangible or intangible assets, properties or rights of any kind or nature not otherwise described above in this Section 2.02 and now or hereafter owned by the Facility Owners or Facility Lessees and used in connection with the operation of the Facilities, including, without limitation, any and all rights of the Facility Owners and the Facility Lessees in and to (i) all web sites, URLs, domain names, trade names, trademarks, service marks, logos and all copyrights used exclusively in connection with the Facilities, (ii) phone numbers and phone listings for the Facilities, (iii) all deposits in connection with any Facility Agreement or utility service, (iv) all deposits, letters of credit and guarantees of future performance from third parties held by the Facility Owners or the Facility Lessees and (v) all software, video tapes, films, brochures, marketing packages and other advertising and promotional materials used solely in connection with the Facilities.

(g) Excluded Assets. At Closing, the following assets shall not be considered Owned Assets: (i) all assets owned solely by Manager, SSLII or SSLI, including, without limitation, all web sites, URLs, domain names, trade names, trademarks, service marks, logos and copyrights, (ii) all assets owned by tenants (other than the Facility Lessees) or licensees and (iii) all assets owned by Residents.

Section 2.03 Distribution of Certain Cash. Notwithstanding anything to the contrary contained herein, the parties acknowledge that (x) prior to Closing, SSLII shall continue to cause Old Venture to make distributions of Net Cash Flow (as defined in the Old Venture Agreement) to Seller in accordance with and subject to the provisions of Section 9.1(a) of the Old Venture Agreement and in accordance with prior practice and (y) at Closing, SSLII shall cause Old Venture to make a distribution of Net Cash Flow to Seller in accordance with the provisions of Section 9.1(a) of the Old Venture Agreement with respect to the period from (a) the last distribution of Net Cash Flow made prior to the Closing Date through (b) the Closing Date, as reasonably estimated by SSLII (the “Closing Distribution Period”). Within sixty (60) days after the Closing Date, SSLII shall deliver to Seller a statement, which shall be subject to the reasonable approval of Seller, showing the actual Net Cash Flow for the Closing Distribution Period and to the extent the calculation of the distribution referenced in the previous sentence was in error, the party in whose favor such error was made (i.e., Seller on the one hand and Purchaser, as successor to the Old Venture, on the other hand) shall pay such difference to the other party promptly (but in no event more than five (5) days) after such statement is provided and approved by Seller in its reasonable discretion, and this sentence shall survive the Closing. All other cash and working capital held by the Old Venture or the Facility Lessees (whether on hand or in bank accounts) shall be retained by the Purchaser, Old Venture and the Facility Lessees as of the Closing Date.

Section 2.04 Down Payment.

(a) Not later than three (3) Business Days after the Contract Date, New Investor and SSLII shall deposit with Escrow Agent the Down Payment. The failure of the Down Payment to be timely deposited in accordance with this Section 2.04(a) shall render this Agreement immediately terminable at any time thereafter by Seller upon written notice to Purchaser and Escrow Agent, unless prior to such termination New Investor and/or SSLII makes the delinquent Down Payment and receives written acceptance thereof from Seller.

(b) If New Investor and SSLII shall have deposited the Down Payment with the Escrow Agent in accordance with Section 2.04(a), then, upon the expiration of the Due Diligence Period the Down Payment shall become non-refundable to New Investor and SSLII, except as otherwise provided herein.

(c) The Down Payment shall be held, invested and, along with all amounts earned thereon, credited and disbursed in accordance with the provisions of Article XIII.

Article III.

DUE DILIGENCE

Section 3.01 Investigation of Facilities. SSLII shall provide New Investor with the following rights of access for purposes of conducting due diligence with respect to the Facilities and Old Venture, and Seller consents to the providing of such access, subject to the terms and conditions of this Section 3.01.

(a) To the extent not already delivered, Seller and/or SSLII shall deliver, or direct Manager to deliver, to New Investor accurate and complete copies of all due diligence materials reasonably requested by New Investor that are in Seller’s SSLII’s, Old Venture’s or Manager’s possession or under SSLII’s Old Venture’s or Manager’s direct or indirect control, , it being understood that delivery of all due diligence materials relating to the Facilities, their assets, their management, financial performance and operations, shall be the responsibility of SSLII and not Seller.

(b) Subject to the rights of the Residents under the Residence Agreements, New Investor, and its agents, contractors and representatives, shall have the right to enter onto the Facilities prior to Closing for purposes of conducting property surveys, environmental studies, engineering tests and such similar property-related tests, studies and/or investigations as New Investor deems necessary or desirable to evaluate the Facilities. All such tests, studies and investigations shall be conducted at New Investor’s sole risk and expense. New Investor shall give Seller and SSLII reasonable prior notice of New Investor’s entry onto the Facilities for purposes of conducting such tests, studies and investigations, and Manager (and if requested by Seller, the representatives of Seller, but only provided that Seller shall make such representatives available at such times as requested by New Investor) shall have the right to accompany New Investor or its agents, employees, contractors and representatives during any such tests, studies and investigations. New Investor hereby gives Seller and SSLII notice that it, or its agents, employees, contractors and representatives, intend to enter onto the Facilities on the dates and for the purposes set forth on Exhibit H. In performing its diligence activities, New Investor shall use reasonable efforts to minimize any interference with the activities of Residents and to take such measures as Seller or SSLII may reasonably request in order to minimize, to the extent reasonably practicable, any disruption to the operation of the Facilities and the occupancy of its Residents. New Investor and its agents, contractors and representatives shall not perform any soil, groundwater, or other environmental sampling, drilling, coring or other invasive sampling or testing without Seller’s and SSLII’s consent, which consent shall not be unreasonably withheld. New Investor shall at all relevant times have liability insurance coverages in amounts reasonably acceptable to Seller and SSLII to cover the activities undertaken by New Investor and its agents, employees, contractors and representatives pursuant to this Section 3.01(b). New Investor shall indemnify, defend and hold Seller, Old Venture, Purchaser and Manager and their respective direct and indirect Affiliates (the “Access Indemnified Parties” harmless from and against any Loss, for damage to property and injury to persons, arising out of the entry by New Investor or its agents, employees, contractors or representatives onto the Facilities, and their activities thereon, such indemnification to survive the Closing or termination of this Agreement. Notwithstanding anything to the contrary herein, the Access Indemnified Parties agree that in connection with any loss, liability, damage or claim incurred by the Access Indemnified Parties and for which the Access Indemnified Parties are indemnified hereunder, the Access Indemnified

Parties shall first seek recovery against any insurance provided by New Investor covering such loss, liability, damage or claim before seeking recovery against New Investor; provided that to the extent the Access Indemnified Parties have not made such recovery within ninety (90) days after the occurrence of any such loss, liability, damage or claim, the Access Indemnified Parties may seek recovery against New Investor. New Investor represents and warrants that to its knowledge, as of the date hereof, no event has occurred which could be the basis for a claim under the indemnity contained in this Section 3.01(b).

(c) In the event that New Investor is not satisfied, in its sole and absolute discretion, with the proposed acquisition, ownership, financing or operation of Seller’s Interest by Purchaser, then New Investor shall have the absolute right to terminate this Agreement at any time on or prior to the end of the Due Diligence Period. Such right to terminate shall be exercised by New Investor giving written notice to Seller in accordance with Article XIII, which written notice must be received by Seller prior to the end of the Due Diligence Period.

(d) Upon a termination of this Agreement by New Investor in accordance with Section 3.01(c), New Investor and SSLII shall be entitled to receive a disbursement of the Down Payment in accordance with the provisions hereof, and Seller, SSLII, Purchaser, Old Venture and New Investor shall be released from any and all further liabilities and obligations under this Agreement, except to the extent otherwise expressly provided in this Agreement.

(e) If this Agreement shall not have been terminated in accordance with Section 3.01(c), then this Agreement shall continue in full force in accordance with its terms and the Down Payment shall become non-refundable to New Investor and SSLII, except as may otherwise be provided in this Agreement.

(f) Upon any termination of this Agreement (whether pursuant to this Section 3.01 or otherwise), New Investor shall (i) return all original due diligence materials provided by Manager, SSLII or the Old Venture and destroy all other due diligence materials prepared by New Investor (collectively, the “Due Diligence Materials”), (ii) use its commercially reasonable efforts to cause all persons to whom New Investor has provided any original Due Diligence Materials to return such materials and to destroy all other Due Diligence Materials, and (iii) certify to Manager, SSLII and the Old Venture that, to New Investor’s knowledge, all original Due Diligence Materials have been returned to Manager, SSLII or the Old Venture and all other Due Diligence Materials have been destroyed. The provisions of this Section 3.01(f) shall survive the termination of this Agreement.

Section 3.02 Title.

(a) (i) SSLII, on behalf of Old Venture has delivered to New Investor a Title Commitment and a survey (“Survey”) for each Facility. Purchaser shall pay at Closing the costs of such Title Commitment, each Title Policy, any endorsements to the Title Policies and a Survey for each Facility. Seller shall execute a non-imputation Affidavit in the form attached hereto as Exhibit I (the “Seller Non-Imputation Affidavit”) and SSLII shall cause a non-imputation endorsement to be issued with each Title Policy and shall execute any and all affidavits, indemnification agreements or other agreements necessary and reasonably requested by Escrow Agent for the issuance of said endorsement, each Title Policy and all other endorsements to each Title Policy, at the time of Closing.

(ii) Within five (5) Business Days after the Contract Date, SSLII shall cause Old Venture to deliver an estoppel certificate to each of the landlords under the Real Property Ground Leases for execution by such landlord, and thereafter SSLII shall cause Old Venture to use commercially reasonable efforts to obtain such executed estoppel certificates from each landlord and to deliver to New Investor and Purchaser the fully executed estoppel certificate by the end of the Due Diligence Period, each in form and substance as expressly provided for in the applicable Real Property Ground Lease, or if no such form is provided for, to contain substantially the following certifications to New Investor and Purchaser (in either case, the “Estoppel Certificates”): (A) the attached ground lease is an accurate and complete copy; (B) rent and other amounts due under said lease have been paid in full as of the date of the Estoppel Certificate; (C) the Facility Owner under the applicable ground lease has fully performed its obligations thereunder and is not in default and no event has occurred, to landlord’s knowledge that, with the lapse of time or otherwise, could be deemed a default under the ground lease; (D) the amount of rent due each month and any security deposit delivered by a Facility Owner; (E) landlord consents, or acknowledges no consent is necessary, to the transfer of ownership of the Facility Owner in accordance with this Agreement and, (i) with respect to the Facility located in Belmont, California, the landlord consents to the Facility Owner and the Facility Lessee entering into a new operating lease and (ii) with respect to the Facility located in East Meadows, New York, the Town of Hempstead Industrial Development Agency, as “lessor” under that certain Lease Agreement dated December 1, 2001, as amended, between the Town of Hempstead Industrial Development Agency and East Meadow A.L., LLC applicable to said Facility, consents to the Facility Owner and the Facility Lessee (or replacement lessee in lieu of the Facility Lessee) entering into a new operating lease; and (F) the Facility Owner has not exercised any right of first refusal or option to purchase the ground lease property.

(iii) Any real estate transfer taxes, fees or similar charges incurred in connection with the transactions contemplated by this Agreement will be paid by Purchaser.

(b) Notwithstanding any other provision of this Section 3.02, Seller shall cause to be released at or prior to Closing all Liens encumbering Seller’s Interest, the ALF Interests and/or List C GP Interest other than, in the case of ALF Interests or the List C GP Interests acquired from SSLII or any of its Affiliates, any Liens in existence at the time such interests were acquired by ALF from SSLII or its Affiliate.

(c) Neither Seller nor SSLII shall cause any change in the status of title to, or the leasehold interest in, the Facilities prior to Closing which would reasonably be anticipated to have a Material Adverse Effect.

Section 3.03 Satisfaction of Conditions Precedent; Extension of Closing Date. Seller, SSLII, New Investor and Purchaser will endeavor diligently and in good faith to satisfy as promptly as practical all conditions precedent set forth in this Agreement to the respective obligations of Seller, SSLII, New Investor and Purchaser hereunder. The Closing shall take place, as provided in Section 11.01, on or before January 3, 2011 (such date, the “Closing Date”); provided that, so long as none of Purchaser, SSLII or New Investor is in default under any material terms of this Agreement, then Purchaser, SSLII and New Investor, acting together, shall be permitted to extend the Closing Date until January 31, 2011, exercisable by (i) delivering written notice to Seller no later than 5 days prior to the scheduled Closing Date, and the Closing Date specified in such notice shall be the Closing Date hereunder and (ii) causing Old Venture to make a non-refundable payment (the “Extension Payment”) to Seller and SSLII (in accordance with Seller’s Interest and SSLII’s Interest in Old Venture) on or prior to January 3, 2011 in the amount of Two Million, Two Hundred Twenty-Two Thousand Two Hundred Twenty-Two Dollars ($2,222,222.00), which amount shall be funded from cash held by the Old Venture. If all conditions precedent have not been satisfied or waived on or prior to the Closing Date, then the party in whose favor such condition precedent runs may terminate this Agreement and all other Documents (except for those provisions of this Agreement and such other Documents that by their terms survive such termination), whereupon the parties hereto shall have no further obligations to each other in relation to this Agreement, such other Documents or the transactions contemplated hereunder or thereunder (except for those obligations set forth in provisions of this Agreement and such other Documents that by their terms survive such termination), and provided that the provisions of Article XIII shall control the disposition of the Down Payment.

Article IV.

REPRESENTATIONS AND WARRANTIES OF NEW INVESTOR

New Investor represents and warrants to Seller and SSLII as follows:

Section 4.01 Organization, Good Standing and Entity Authority. New Investor is a limited partnership, duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power to own and operate its properties and carry on its business.

Section 4.02 Authorization and Binding Effect of Documents. New Investor (and any applicable Affiliate) has all requisite power and authority to enter into this Agreement and, at Closing, shall have all requisite power and authority to enter into the other Documents to which New Investor is to be a party and to consummate the transactions contemplated by this Agreement and such other Documents. The execution and delivery of this Agreement by New Investor and the consummation by New Investor of the transactions contemplated hereby, on the terms and subject to the conditions herein have been duly authorized by all necessary action on the part of New Investor and New Investor’s board of directors. This Agreement has been, and each of the other Documents to which New Investor is to be a party will be, duly executed and delivered by New Investor at or prior to Closing. This Agreement constitutes (and each of the other Documents to which New Investor is to be a party, when executed and delivered, will constitute) the valid and binding obligation of New Investor enforceable against New Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or of equity.

Section 4.03 ERISA.

(a) New Investor is not an employee pension benefit plan subject to the provisions of Title IV of ERISA or subject to the minimum funding standards under Part 3, Subtitle B, Title I of ERISA or Section 412 of the Code or Section 302 of ERISA, and none of its assets constitutes assets of any such employee benefit plan subject to Part 4, Subtitle B, Title I of ERISA.

(b) New Investor is not a “governmental plan” within the meaning of Section 3(32) of ERISA and the funds used by New Investor to acquire the Facilities are not assets of any such governmental plan and are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans. The consummation of the transactions contemplated by this Agreement will not violate such statutes.

Section 4.04 Absence of Conflicts. The execution, delivery and performance by New Investor of this Agreement and the other Documents to which New Investor is to be a party, and consummation by New Investor of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in any breach of any of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) give any third party the right to modify, terminate or accelerate any obligation under the provisions of any certificate or articles of incorporation, bylaws, operating or partnership agreement or other charter documents of New Investor (or its Affiliates), any law, regulation, judgment, rule, order or decree to which New Investor (or its Affiliates) is subject, or any indenture, mortgage, lease, loan agreement or other agreement or instrument to which New Investor (or its Affiliates) is subject.

Section 4.05 Consents. Except for such reports and filings that an Affiliate of New Investor may be required to make with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the execution, delivery and performance by New Investor of this Agreement and the other Documents to which New Investor is to be a party do not require any order, permission, consent, approval, authorization, registration or validation of, or exemption, clearance or other action by, or notice or declaration to, or filing with, any Governmental Entity, or the consent, waiver or approval of any other Person which has not been obtained and is currently in full force and effect.

Section 4.06 Broker’s or Finder’s Fees. No agent, broker, investment banker or other person or firm acting on behalf of or under the authority of New Investor (or any of its Affiliates) is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, from Seller or SSLII in connection with the transactions contemplated by this Agreement. New Investor agrees to indemnify and hold Seller and SSLII harmless from any Loss resulting from a breach of this representation and warranty.

Section 4.07 No Judgments. Except as set forth in Section 4.07 of the Disclosure Statement, there are no judgments presently outstanding and unsatisfied directly against New Investor, and New Investor is not involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any Governmental Entity, which judgment, litigation or proceeding could reasonably be anticipated to have a Material Adverse Effect and which is not fully covered by insurance and, to New Investors’s knowledge, (i) no such judgment, litigation or proceeding is threatened against New Investor which could reasonably be anticipated to have a Material Adverse Effect and (ii) no investigation looking toward such a proceeding has begun or is contemplated.

Section 4.08 No Insolvency. New Investor has not committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, instituted any proceeding with respect to a compromise or arrangement, instituted any proceeding to have itself declared bankrupt or wound-up, instituted any proceeding to have a receiver appointed in connection with any of its assets, had any emcumbrancer take possession of any of its assets, or had any execution or distress become enforceable or become levied upon any of its assets.

Section 4.09 Specially Designated National or Blocked Person. Neither New Investor (including, without limitation, any and all of its partners, directors and officers), nor any of its Affiliates is a Specially Designated National or Blocked Person. Neither New Investor nor any of its Affiliates is directly or indirectly owned or controlled by the government of any country that is subject to an embargo by the United States government. Neither New Investor nor any of its Affiliates is acting on behalf of a government of any country that is subject to such an embargo.

Section 4.10 New Investor Financials. The audited and unaudited financial statements of New Investor for the period ending September 30, 2010, copies of which have been provided to Seller, fairly present in all material respects the financial condition and the results of operations of New Investor as at the respective dates and for the periods covered by such financial statements, all in accordance with GAAP, consistently applied, subject, in the case of unaudited financial statements, to normal recurring year-end adjustments, and the absence of notes.

As used in this Agreement, the phrase “to New Investor’s knowledge” and similar phrases shall mean the current, actual (not constructive, imputed, or implied) knowledge, after due inquiry, of Raymon Byron Carlock, Jr. and Tammie A. Quinlan, who New Investor represents are the persons most knowledgeable about New Investor’s overall business and affairs. Notwithstanding anything herein to the contrary, New Investor shall have no Liability to Seller or SSLII for a breach of any representation or warranty hereunder, if the breach in question is based on a condition, state of facts or other matter which was currently and actually known (and not constructively, by imputation or by implication) by the party claiming such breach, or disclosed in writing to the party claiming such breach, on or prior to the date hereof.

Article V.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller and New Investor as follows:

Section 5.01 Organization, Good Standing and Entity Authority. Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power to own and operate its properties and carry on its business.

Section 5.02 Authorization and Binding Effect of Documents.

(a) Purchaser (and any applicable Affiliate) has all requisite power and authority to enter into this Agreement and, at Closing, shall have all requisite power and authority to enter into the other Documents to which Purchaser is to be a party and to consummate the transactions contemplated by this Agreement and such other Documents. The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby, on the terms and subject to the conditions herein, have been duly authorized by all necessary action on the part of Purchaser and Purchaser’s equity holders and/or board of directors or managers. This Agreement has been, and each of the other Documents to which Purchaser is to be a party will be, duly executed and delivered by Purchaser at or prior to Closing. This Agreement constitutes (and each of the other Documents to which Purchaser is to be a party, when executed and delivered, will constitute) the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or of equity.

Section 5.03 ERISA.

(a) Purchaser is not an employee pension benefit plan subject to the provisions of Title IV of ERISA or subject to the minimum funding standards under Part 3, Subtitle B, Title I of ERISA or Section 412 of the Code or Section 302 of ERISA, and none of its assets constitutes assets of any such employee benefit plan subject to Part 4, Subtitle B, Title I of ERISA.

(b) Purchaser is not a “governmental plan” within the meaning of Section 3(32) of ERISA and the funds used by Purchaser to acquire the Facilities are not assets of any such governmental plan and are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans. The consummation of the transactions contemplated by this Agreement will not violate such statutes.

Section 5.04 Absence of Conflicts. The execution, delivery and performance by Purchaser of this Agreement and the other Documents to which Purchaser is to be a party, and consummation by Purchaser of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in any breach of any of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) give any third party the right to modify, terminate or accelerate any obligation under the provisions of any certificate or articles of incorporation, bylaws, operating or partnership agreement or other charter documents of Purchaser (or its Affiliates), any law, regulation, judgment, rule, order or decree to which Purchaser (or its Affiliates) is subject, or any indenture, mortgage, lease, loan agreement or other agreement or instrument to which Purchaser (or its Affiliates) is subject.

Section 5.05 Consents. Except for and such reports and filings that an Affiliate of Purchaser may be required to make with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the execution, delivery and performance by Purchaser of this Agreement and the other Documents to which Purchaser is to be a party do not require any order, permission, consent, approval, authorization, registration or validation of, or exemption, clearance or other action by, or notice or declaration to, or filing with, any Governmental Entity, or the consent, waiver or approval of any other Person which has not been obtained and is currently in full force and effect.

Section 5.06 Broker’s or Finder’s Fees. No agent, broker, investment banker or other Person acting on behalf of or under the authority of Purchaser (or any of its Affiliates) is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, from Seller in connection with the transactions contemplated by this Agreement. Purchaser agrees to indemnify and hold Seller and its Affiliates harmless from any Loss resulting from a breach of this representation and warranty.

Section 5.07 No Judgments. Except as set forth in Section 5.07 of the Disclosure Statement, there are no judgments presently outstanding and unsatisfied directly against Purchaser, and Purchaser is not involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any Governmental Entity, which judgment, litigation or proceeding could reasonably be anticipated to have a Material Adverse Effect and which is not fully covered by insurance and, to Purchaser’s knowledge, (i) no such judgment, litigation or proceeding is threatened against Seller which could reasonably be anticipated to have a Material Adverse Effect and (ii) no investigation looking toward such a proceeding has begun or is contemplated.

Section 5.08 No Insolvency. Purchaser has not committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, instituted any proceeding with respect to a compromise or arrangement, instituted any proceeding to have itself declared bankrupt or wound-up, instituted any proceeding to have a receiver appointed in connection with any of its assets, had any emcumbrancer take possession of any of its assets, or had any execution or distress become enforceable or become levied upon any of its assets.

Section 5.09 Specially Designated National or Blocked Person. Neither Purchaser (including, without limitation, any and all of its members, directors and officers), nor any of its Affiliates is a Specially Designated National or Blocked Person; provided that Purchaser makes no representations or warranties whatsoever with respect to stockholders of SSLI. Neither Purchaser nor any of its Affiliates is directly or indirectly owned or controlled by the government of any country that is subject to an embargo by the United States government. Neither Purchaser nor any of its Affiliate is acting on behalf of a government of any country that is subject to such an embargo. Notwithstanding the foregoing, Purchaser makes no representations or warranties whatsoever with respect to stockholders of SSLI.

As used in this Agreement, the phrase “to Purchaser’s knowledge” and similar phrases shall mean the current, actual (not constructive, imputed, or implied) knowledge, after due inquiry, of Greg Neeb, Philip Kroskin, Edward Burnett and Jerry Liang, who Purchaser represents are the persons most knowledgeable about Purchaser’s overall business and affairs. Notwithstanding anything herein to the contrary, Purchaser shall have no Liability to Seller or New Investor for a breach of any representation or warranty hereunder, if the breach in question is based on a condition, state of facts or other matter which was currently and actually known

(and not constructively, by imputation or by implication) by the party claiming such breach, or disclosed in writing to the party claiming such breach, on or prior to the date hereof.

Article VI.

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser, New Investor and SSLII as follows:

Section 6.01 Organization and Good Standing and Entity Authorization. Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite corporate power to own, operate and lease its properties and carry on its business.

Section 6.02 Authorization and Binding Effect of Documents.

(a) Seller has all requisite power and authority to enter into this Agreement and, at Closing, shall have all requisite power and authority to enter into the other Documents to which it is to be a party and to consummate the transactions contemplated by this Agreement and such other Documents. The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby, on the terms and subject to the conditions herein, have been duly authorized by all necessary action on the part of Seller and Seller’s equity holders and/or board of directors. This Agreement has been, and each of the other Documents to which Seller is to be a party will be, duly executed and delivered by Seller at or prior to Closing. This Agreement constitutes (and each of the other Documents to which Seller is to be a party, when executed and delivered, will constitute) the valid and binding obligation of Seller enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or of equity.

Section 6.03 Absence of Conflicts. The execution, delivery and performance by Seller of this Agreement and the other Documents to which Seller is to be a party, and consummation by Seller of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in any breach of any of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, (iv) give any third party the right to modify, terminate or accelerate any obligation under, the provisions of the certificate or articles of incorporation, bylaws, operating or partnership agreement or other charter documents of Seller (or its Affiliates), any indenture, mortgage, lease, loan agreement or other agreement or instrument by which Seller (or its Affiliates) is bound or affected, or any law, regulation, rule, judgment, order or decree to which Seller (or its Affiliates) is subject, except that the approval and consent of SSLII is required for the consummation by Seller of the transactions contemplated by this Agreement, which consent and approval shall be evidenced by SSLII’s execution and delivery of this Agreement and provided that Seller makes no representation or warranty with respect to agreements or obligations of, or regulatory or licensing matters relating to, the Old Venture, the Facility Lessees, the Facility Owners, the Manager or their respective Affiliates, including, without limitation, the Existing Owner Financing, the Real Property Ground Leases and the Licenses.

Section 6.04 Consents and Approvals. The execution, delivery and performance by Seller of this Agreement and the other Documents, and consummation by Seller of the transactions contemplated hereby and thereby, do not and will not require the authorization, consent, approval, exemption, clearance, order, permission, license, registration or validation of, or exemption by, or other action by or notice or declaration to, or filing with, any court or Governmental Entity, or the consent, waiver or approval of any other Person which has not been obtained and is currently in full force and effect, except that the approval and consent of SSLII is required for the consummation by Seller of the transactions contemplated by this Agreement, which consent and approval shall be evidenced by SSLII’s execution and delivery of this Agreement and provided that Seller makes no representation or warranty with respect to any authorization or consent (or similar action of the nature referenced above) required to be obtained by, or regulatory or licensing matters relating to, the Old Venture, the Facility Lessees, the Facility Owners, the Manager or their respective Affiliates, including, without limitation, with respect to the Existing Owner Financing, the Real Property Ground Leases and the Licenses

Section 6.05 Broker’s or Finder’s Fees. No agent, broker, investment banker, or other Person acting on behalf of or under the authority of Seller (or any of its Affiliates) is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, from Purchaser, SSLII or New Investor in connection with the transactions contemplated by this Agreement. Seller agrees to indemnify and hold Purchaser, SSLII, New Investor and their respective Affiliates harmless from any Loss resulting from a breach of this representation and warranty.

Section 6.06 Ownership of Seller’s Interest.

(a) Seller is the sole legal and beneficial owner of Seller’s Interest. Seller’s Interest is free and clear of all Liens encumbering Seller’s Interest, and Seller has good and marketable title to Seller’s Interest. Seller’s Interest is validly issued, fully paid and non-assessable. There is no restriction or limitation on Seller’s right to sell Seller’s Interest as contemplated by this Agreement, except that the approval and consent of SSLII is required for the consummation by Seller of the transactions contemplated by this Agreement, which consent and approval shall be evidenced by SSLII’s execution and delivery of this Agreement. At Closing, Seller will transfer to Purchaser good and marketable title to Seller’s Interest, free and clear of all Liens.

Section 6.07 ERISA.

(a) Seller is not an employee pension benefit plan subject to the provisions of Title IV of ERISA or subject to the minimum funding standards under Part 3, Subtitle B, Title I of ERISA or Section 412 of the Code or Section 302 of ERISA, and none of its assets constitute assets of any such employee benefit plan subject to Part 4, Subtitle B, Title I of ERISA.

(b) Seller is not a “governmental plan” within the meaning of Section 3(32) of ERISA. The consummation of the transactions contemplated by this Agreement will not violate such statutes.

Section 6.08 No Judgments. Except as set forth in Section 6.08 of the Disclosure Statement, there are no judgments presently outstanding and unsatisfied directly against Seller, and Seller is not involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any Governmental Entity, which judgment, litigation or proceeding could reasonably be anticipated to have a Material Adverse Effect and which is not fully covered by insurance and, to Seller’s knowledge, (i) no such judgment, litigation or proceeding is threatened against Seller which could reasonably be anticipated to have a Material Adverse Effect and (ii) no investigation looking toward such a proceeding has begun or is contemplated. Seller makes no representation with respect to judgments, litigation or proceedings relating to the Facilitates or their licensing or operation.

Section 6.09 No Insolvency. Seller has not committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, or had any petition for a receiving order in bankruptcy filed against it, instituted any proceeding to have itself declared bankrupt or wound-up, instituted any proceeding to have a receiver appointed in connection with any of its assets, had any emcumbrancer take possession of any of its assets, or had any execution or distress become enforceable or become levied upon any of its assets.

Section 6.10 FIRPTA. Seller is not a “foreign person” within the meaning of Section 1445 of the Code and the regulations issued thereunder.

Section 6.11 Specially Designated National or Blocked Person. Based solely on publicly-available information or as otherwise disclosed to Seller, neither Seller, nor any of its shareholders, directors or officers is a Specially Designated National or Blocked Person. Neither Seller nor any of its shareholders is directly or indirectly owned or controlled by the government of any country that is subject to an embargo by the United States government. Neither Seller nor any of its shareholders, directors or officers is acting on behalf of a government of any country that is subject to such an embargo.

Section 6.12 Financial Statements. Seller has not taken any action with respect to the Old Venture or the Seller’s Membership Interest which has not been disclosed to SSLII and which would have or reasonably be expected to have a Material Adverse Effect on the Old Venture Financials.

As used in this Agreement, the phrase “to Seller’s knowledge” and similar phrases shall mean the current, actual (not constructive, imputed or implied) knowledge, after due inquiry, of C. MacLaine Kenan, Michael Casey and Ann Bargeron, who Seller represents are the persons most knowledgeable about Seller’s Interest and the Facility Owners. Notwithstanding anything herein to the contrary, Seller shall have no Liability to Purchaser, New Investor or SSLII for a breach of any representation or warranty hereunder, if the breach in question is based on a condition, state of facts or other matter which was currently and actually known (and not constructively, by imputation or by implication) by the party claiming such breach, or disclosed in writing to the party claiming such breach, on or prior to the date hereof.

Article VII.

REPRESENTATIONS AND WARRANTIES OF SSLII

SSLII represents and warrants to Seller and New Investor as follows:

Section 7.01 Organization, Good Standing, Entity Authority and Qualification. SSLII is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. SSLII has all requisite company power to own, operate and lease its properties and carry on its business. Each of Old Venture, the Facility Lessees and the Facility Owners are limited liability companies or limited partnerships, as the case may be, duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, have all requisite company power to own and operate their properties and carry on their businesses, and are qualified to do business in each of the jurisdictions in which the nature of their business or the ownership of their properties make such qualification necessary.

Section 7.02 Authorization and Binding Effect of Documents.

(a) SSLII (and any applicable Affiliate) has all requisite power and authority to enter into this Agreement and, at Closing, shall have all requisite power and authority to enter into the other Documents to which it is a party and to consummate the transactions contemplated by this Agreement and such other Documents. The execution and delivery of this Agreement by SSLII and the consummation by SSLII of the transactions contemplated hereby, on the terms and subject to the conditions herein, have been duly authorized by all necessary action on the part of SSLII and SSLII’s shareholders, members and board of directors. This Agreement has been, and each of the other Documents to which SSLII is to be a party will be, duly executed and delivered by SSLII at or prior to Closing. This Agreement constitutes (and each of the other Documents to which SSLII is to be a party, when executed and delivered, will constitute) the valid and binding obligation of SSLII enforceable against SSLII in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or of equity.

Section 7.03 Absence of Conflicts. The execution, delivery and performance by SSLII of this Agreement and the other Documents to which SSLII is to be a party, and consummation by SSLII of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in any breach of any of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) give any third party the right to modify, terminate or accelerate any obligation under, the provisions of the certificate or articles of incorporation, bylaws, operating or partnership agreement or other charter documents of SSLII, Old Venture, the Facility Lessees, the Facility Owners or any of their Affiliates, any indenture, mortgage, lease, loan agreement or other agreement or instrument by which SSLII, Old Venture, the Facility Lessees, the Facility Owners or any of their Affiliates is bound or affected, or any law, regulation, rule, judgment, order or decree to which SSLII, Old Venture, the Facility Lessees, the Facility Owners or any of their Affiliates is subject.

Section 7.04 Consents. Except as set forth in Section 7.04 of the Disclosure Statement, the execution, delivery and performance by SSLII of this Agreement and the other Documents to which it is a party, and consummation by SSLII of the transactions contemplated hereby and thereby, do not and will not require the authorization, consent, approval, exemption, clearance or other action by or notice or declaration to, or filing with, any court or Governmental Entity, or the consent, waiver or approval of any other Person.

Section 7.05 Broker’s or Finder’s Fees. No agent, broker, investment banker, or other Person acting on behalf of Old Venture, SSLII (or any Affiliate of Old Venture or SSLII) or under its authority is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, from Seller or New Investor in connection with the transactions contemplated by this Agreement. SSLII agrees to indemnify and hold Seller, Purchaser and their Affiliates harmless from any Loss resulting from a breach of this representation and warranty. Notwithstanding the provisions of Section 12.01 below, such agreement to indemnify shall survive the Closing without time limitation.

Section 7.06 Ownership of SSLII’s Interest. SSLII is the sole legal and beneficial owner of SSLII’s Interest and the List A MM Interest. SSLII’s Interest and the List A MM Interest are free and clear of all Liens and SSLII has good and marketable title to SSLII’s Interest and the List A MM Interest.

Section 7.07 ERISA.

(a) SSLII is not an employee pension benefit plan subject to the provisions of Title IV of ERISA or subject to the minimum funding standards under Part 3, Subtitle B, Title I of ERISA or Section 412 of the Code or Section 302 of ERISA, and none of its assets constitute assets of any such employee benefit plan subject to Part 4, Subtitle B, Title I of ERISA.

(b) SSLII is not a “governmental plan” within the meaning of Section 3(32) of ERISA and no funds received by SSLII in this transaction are assets of any such governmental plan and are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans. The consummation of the transactions contemplated by this Agreement will not violate such statutes.

Section 7.08 No Judgments. Except as set forth in Section 7.08 of the Disclosure Statement, there are no judgments presently outstanding and unsatisfied against SSLII, Old Venture, any of the Facility Lessees, or any of the Facility Owners, and, to SSLII’s knowledge, none of SSLII, Old Venture, any of the Facility Lessees or the Facility Owners is involved in any litigation at law or in equity, or in any proceeding before any court, or by or before any governmental or administrative agency, which judgment, litigation or proceeding would reasonably be anticipated to have a Material Adverse Effect and which is not fully covered by insurance and, to SSLII’s knowledge, no such judgment, litigation or proceeding is threatened against SSLII, Old Venture, any of the Facility Owners or any of the Facility Lessees.

Section 7.09 No Governmental Approvals. Except as set forth in Section 7.09 of the Disclosure Statement, no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any Governmental Entity is required to authorize, or is required in connection with the execution, delivery and performance by SSLII of this Agreement, any Document to which SSLII is a party or SSLII’s taking of any action thereby contemplated, which has not been (or as of the Closing will not have been) obtained and is (or as of Closing will be) in full force and effect.

Section 7.10 No Insolvency. None of Old Venture, the Facility Lessees or the Facility Owners has committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound-up, taken any proceeding to have a receiver appointed in connection with its interest in any Facility, had any encumbrancer take possession of its interest in any Facility, or had any execution or distress become enforceable or become levied upon its interest in any Facility. SSLII has not committed an act of bankruptcy, had any petition for a receiving order in bankruptcy filed against it, filed in any court in lieu of bankruptcy any legal proceeding with respect to a compromise or arrangement, filed any legal proceeding to have itself declared bankrupt or wound-up, taken any proceeding to have a receiver appointed in connection with its interest in any Facility, had any encumbrancer take possession of its interest in any Facility, or had any execution or distress become enforceable or become levied upon its interest in any Facility.

Section 7.11 Ownership and Control of Purchaser. Prior to Closing, SSLII will control the business and affairs of Purchaser and will have the power and authority to cause Purchaser to execute and deliver the documents to be provided by Purchaser under this Agreement and to undertake the actions required to be performed by Purchaser under this Agreement.

As used in this Agreement, the phrase “to SSLII’s knowledge” and similar phrases shall mean the current, actual (not constructive, imputed, or implied) knowledge, after due inquiry, of Greg Neeb, Philip Kroskin, Edward Burnett and Jerry Liang, who SSLII represents are the persons most knowledgeable about SSLII’s overall business and affairs. Notwithstanding anything herein to the contrary, SSLII shall have no Liability to New Investor for a breach of any representation or warranty hereunder, if the breach in question is based on a condition, state of facts or other matter which was currently and actually known (and not constructively, by imputation or by implication) by the party claiming such breach, or disclosed in writing to the party claiming such breach, on or prior to the date hereof.

Article VIII.

BUSINESS REPRESENTATIONS

SSLII represents and warrants to New Investor, Purchaser, each Facility Owner and each Facility Lessee as follows (the following representations, the “Business Representations”):

Section 8.01 Financial Statements; No Undisclosed Liabilities; Absence of Certain Changes.

(a) All audited and unaudited financial statements of Old Venture as identified in Section 8.01 of the Disclosure Statement (the “Old Venture Financials”), copies of which have been provided to New Investor, fairly present in all material respects the financial condition and the results of operations of Old Venture as at the respective dates and for the periods covered by such financial statements, all in accordance with GAAP, consistently applied, subject, in the case of unaudited financial statements, to normal recurring year-end adjustments, and the absence of notes.

(b) Except as set forth in the Old Venture Financials, there are no material Liabilities of Old Venture of any kind whatsoever of the type required to be reflected on a balance sheet prepared in accordance with GAAP, other than:

(i) contingent Liabilities, which, in accordance with GAAP, are not required to be reflected on a balance sheet;

(ii) any Liabilities incurred since September 30, 2010 in the ordinary course of business of the Old Venture consistent with past practice or in connection with this Agreement or the other Documents; and

(iii) in the case of unaudited financial statements, normal recurring year-end adjustments and the absence of notes.

(c) Except as set forth in Section 8.01(c) of the Disclosure Statement, since September 30, 2010, the Old Venture has conducted its business in the ordinary course of business consistent with past practice and there has not been:

(i) any event, occurrence or development of a state of circumstances or facts which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

(ii) other than dividends and distributions paid in the ordinary course of business of Old Venture consistent with past practice, any declaration, setting aside or payment of any dividend or other distribution with respect to any equity interest of Old Venture (other than dividends or distributions in cash in an amount consistent with the requirements of this Agreement), or any split, combination or reclassification of any equity interest of Old Venture;

(iii) any amendment of any term of any outstanding equity interest of Old Venture;

(iv) any incurrence, assumption or guarantee by Old Venture of any indebtedness that would have a Material Adverse Effect;

(v) as of the expiration of the Due Diligence Period, any creation or assumption by Old Venture of any Lien on any asset that would have a Material Adverse Effect, except for Permitted Exceptions;

(vi) any (i) transaction or commitment made, or any Contract entered into, by Old Venture relating to its assets or business (including the acquisition or disposition of any assets) that involved the acquisition or disposition of assets other than for fair value or that involved an amount in excess of One Hundred Thousand Dollars ($100,000), or (ii) relinquishment by Old Venture of any material Contract or other right outside of the ordinary course of business consistent with past practice that would have Material Adverse Effect; and

(vii) any change in any method of accounting or accounting practice not required by GAAP by Old Venture or any election for Taxes.

(d) SSLII has disclosed to New Investor any action taken by Seller and known to SSLII with respect to the Old Venture or the Seller’s Membership Interest which would have or reasonably would be expected to have a Material Adverse Effect on the Old Venture Financials.

Section 8.02 Books and Records; Internal Controls. All records relating to Old Venture, Facility Lessees and, to SSLII’s knowledge, the Facility Owners (including books and records, contract documents, accounts receivable data, financial statements and other similar records) are maintained, in all material respects, to the extent applicable, in accordance with GAAP and the internal controls on financial reporting of Old Venture, Facility Lessees and Facility Owners.

Section 8.03 Obligations. Except (a) to the extent reflected or reserved against in the Old Venture Financials, (b) normal trade creditors payable in the ordinary and normal course of business since the dates of such Old Venture Financials and (c) the Existing Owner Financing, none of Old Venture, the Facility Lessees or the Facility Owners have any material outstanding Liabilities, which in each case would reasonably be anticipated to have a Material Adverse Effect.

Section 8.04 Medicare; Medicaid. Except as set forth in Section 8.04 of the Disclosure Statement, none of Old Venture, Manager, any Facility Lessee or any Facility Owner are party to any Medicaid/Medicare Contracts with respect to the provision of services at the Facilities. Except as set forth in Section 8.04 of the Disclosure Statement, no action, proceeding, or investigation in connection with Medicare, Medicaid or other public or private third-party payor or other programs is pending or, to SSLII’s knowledge, threatened against any of SSLII, Old Venture, Manager, any Facility Lessee or any Facility Owner in connection with the Facilities which would reasonably be anticipated to have a Material Adverse Effect. To SSLII’s knowledge, none of SSLII, Old Venture, Manager, any Facility Lessee or Facility Owner has received written notice of any threatened or pending investigation in connection with the Facilities relating to (i) any fraud, false statement or false claim applicable to its business or (ii) any patient care, patient rights or other law applicable to its business, in each case which would reasonably be anticipated to have a Material Adverse Effect. None of SSLII, Old Venture, Manager, Facility Lessee or Facility Owner has committed any material violation of the Medicare and Medicaid fraud and abuse provisions of the Social Security Act, any similar state law or Title VI of the Civil Rights Act, in each case which would reasonably be anticipated to have a Material Adverse Effect.

Section 8.05 No Possessory Rights. Except for any parties in possession pursuant to, and any rights of possession granted under, the Residence Agreements, and except as shown in the Title Commitments or as set forth in Section 8.05 of the Disclosure Statement, there are no parties in possession of any part of the Facilities, and there are no other rights of possession which have been granted by the Old Venture, any Facility Lessees or any Facility Owners to any third party or parties, except for licenses to use space which are cancelable by the Old Venture, Facility Lessee or Facility Owners on ninety (90) days or less notice.

Section 8.06 Employees. None of Old Venture, the Facility Lessees or the Facility Owners has any employees. All personnel employed at the Facilities are employees of Manager.

Section 8.07 Licenses. Except as set forth in Section 8.07 of the Disclosure Statement, Old Venture, Manager, the Facility Owners and the Facility Lessees have all material Licenses necessary to the conduct of their business as presently conducted and all such Licenses are valid and in full force and effect. Except with respect to the Healthcare Permits, no consent is required from any issuer of a License, where the failure to obtain such consent would reasonably be expected to have a Material Adverse Effect. There is no pending or, to SSLII’s knowledge, threatened action, investigation or proceeding with respect to revocation, cancellation, suspension or non-renewal of any License for any Facility which would reasonably be anticipated to have a Material Adverse Effect, and except as set forth in Section 8.07 of the Disclosure Statement, no notice has been received by SSLII, the Facility Lessees, the Facility Owners, Manager, or Old Venture from any Governmental Entity currently asserting the violation of the terms of any Licenses or currently threatening to revoke, cancel, suspend or not renew the terms of any such existing License, which would reasonably be anticipated to have a Material Adverse Effect.

Section 8.08 Litigation. A true and correct listing and summary of all litigation with respect to the Real Property, Facilities, Old Venture, Facility Lessees, Facility Owners or (with respect to the Facilities) Manager which is not fully covered by insurance in place (subject to applicable deductibles) with respect to each of the Facilities and which would reasonably be anticipated to have a Material Adverse Effect which is pending or, to SSLII’s knowledge, threatened in writing against any of SSLII (as to the Facilities), the Real Property, the Facility Lessees, the Facility Owners, Old Venture or the Manager (as to the Facilities) is included as Section 8.08 of the Disclosure Statement.

Section 8.09 Environmental Matters. SSLII has provided New Investor with access to or copies of all environmental reports and documentation related to the environmental reports in the possession of SSLII, Old Venture, the Facility Lessees, or Manager with respect to the Real Property and the Facilities (the “Environmental Reports”). Except as set forth on Section 8.09 of the Disclosure Statement, no written notice has been received by the Facility Lessees, Manager, Old Venture or, to SSLII’s knowledge, the Facility Owners that the Real Property or Facilities are in violation of Environmental Laws. Except as disclosed in the Environmental Reports and in any additional environmental reports received by New Investor prior to the Closing Date, to SSLII’s knowledge (a) there are no underground storage tanks on the Real Property and (b) the Facilities do not contain any Hazardous Substances other than to a de minimus extent and in any event in compliance with Environmental Laws. Except as set forth on Section 8.09 of the Disclosure Statement or in any additional environmental reports and documentation received by New Investor prior to the Closing Date, to SSLII’s knowledge there are no Environmental Claims and no Environmental Liabilities other than to a de minimus extent and in any event in compliance with Environmental Laws.

Section 8.10 Facility Leases. Except as set forth on Exhibit B, true and correct copies of all the Facility Leases have been provided to New Investor.

Section 8.11 Compliance with Laws. Except as would not reasonably be anticipated to have a Material Adverse Effect and except as set forth in Section 8.11 of the Disclosure Statement or in any zoning letters provided to New Investor prior to the end of the Due Diligence Period, no written notice has been received by the Facility Owners, Facility Lessees, Manager or Old Venture, nor does SSLII have knowledge, that the Facilities are in violation of any applicable statute, law, regulation, rule, ordinance, order, License or permit.

Section 8.12 Residence Agreements. New Investor has been supplied with true and correct copies of the forms (on a state-by-state basis) of the Residence Agreement currently in use for new admissions at the Facilities. No Facility Lessee is in default, and, to SSLII’s knowledge, no Resident is in default, under any of its obligations under any Residence Agreement which default could reasonably be anticipated to have a Material Adverse Effect. The Residence Agreements identified on the Rent Rolls were in full force and effect as of the date of the applicable Rent Roll, except as would not reasonably be anticipated to have a Material Adverse Effect. The Rent Rolls are true and correct in all respects except as would not reasonably be anticipated to have a Material Adverse Effect, subject to the information on the then-current aged receivables report. As used in this Section 8.12, the term “Rent Rolls” means the schedules of Residents at the Facilities provided pursuant to Exhibit E.

Section 8.13 Taxes. To SSLII’s knowledge, each of SSLII, Old Venture, the Facility Owners and the Facility Lessees has prepared and duly and timely filed (or has filed as part of a consolidated tax filing) all tax reports and returns required to be filed by it and all such returns are accurate in all material respects. In addition, except as set forth in Section 8.13 of the Disclosure Statement, to SSLII’s knowledge, whether or not shown on such returns or reports to be due, of SSLII, Old Venture, the Facility Owners and the Facility Lessees each has duly paid or provided for the payment of all taxes and other charges due or claimed to be due from it by federal, state, local or foreign taxing authorities (including, without limitation, those due in respect of the Real Property and the Facilities, and the income, franchises, licenses, sales, usages or payrolls associated therewith). There are no tax liens upon any property or assets of SSLII, Old Venture, the Facility Owners and the Facility Lessees, except liens for current taxes not yet delinquent.

Section 8.14 Personal Property. As of the expiration of the Due Diligence Period, each Facility Owner or Facility Lessee shall own or lease all of the Personal Property that is currently used in the operations of the applicable Facility as it is currently conducted, free and clear of all Liens other than Permitted Exceptions. There are no assets necessary or material to the operation of the Facilities as currently operated that are not Owned Assets, other than Excluded Assets.

Section 8.15 Title. To SSLII’s knowledge and subject to easements, covenants, conditions and restrictions of record as of the date hereof and to Permitted Exceptions in place on or prior to the expiration of the Due Diligence Period, (a) each Facility Owner is the owner of a fee simple interest in the Owned Real Property set forth across from such Facility Owner’s name as described on Exhibit A attached hereto and/or a leasehold interest in the Leased Real Property set forth across from such Facility Owner’s name as described on Exhibit A attached hereto and

(b) the Facility Owner or the Facility Lessee is, or will be at Closing, the owner of all of the remaining property constituting the Personal Property with respect to the Facility owned or leased by such Facility Owner or Facility Lessee, free and clear of all Liens, except for Permitted Exceptions and as otherwise expressly disclosed in this Agreement (including Section 1.01 of the Disclosure Statement).

Section 8.16 Real Property Ground Leases.

(a) Section 8.16 of the Disclosure Statement sets forth a true, correct and complete list of the Real Property Ground Leases and there exist no other leases of real property pursuant to which a Facility Owner is a tenant or lessee. The copies of the Real Property Ground Leases heretofore delivered to Purchaser are true, correct and complete in all material respects.

(b) No Facility Owner, or, to SSLII’s knowledge, any other party to the Real Property Ground Leases, is in breach or default under any material obligation thereunder or any provisions thereof, and no condition exists that, with notice or the passage of time, or both, will constitute a breach or default under any obligation thereunder or any provisions thereof.

Section 8.17 Contracts. Except as would not be reasonably anticipated to have Material Adverse Effect, (a) all service, maintenance, purchase order and other contracts, agreements and equipment leases as are needed with respect to the ownership, maintenance, operation, provisioning or equipping of the Facilities as presently conducted (the “Contracts”) are in full force and effect and (b) none of SSLII, Manager, any Facility Lessee or any Facility Owner, or, to SSLII’s knowledge, any other party to the Contracts, is in breach or default under any obligation thereunder or any provisions thereof, and no condition exists that, with notice or the passage of time, or both, will constitute a breach or default under any obligation thereunder or any provisions thereof. Section 8.17 of the Disclosure Statement sets forth a true, correct and complete list of those Contracts which were entered into pursuant to a master or other agreement pertaining to each Facility.

Section 8.18 Insurance. Neither Old Venture, SSLII, Facility Owners, Facility Lessees or Manager has received written notice from any insurance carrier of defects or inadequacies in the Real Property or Facilities, which, if uncorrected, would result in a termination of insurance coverage or a material increase in the premiums charged therefor. Section 8.18 of the Disclosure Statement attached hereto sets forth a correct and complete list of each insurance policy maintained with respect to the Real Property and or Facilities. With respect to each insurance policy shown on Section 8.18 of the Disclosure Statement: (i) the policy is legal, valid, binding, enforceable and in full force and effect, (ii) neither Old Venture, SSLII, Facility Owners, Facility Lessees or Manager, nor to SSLII’s knowledge, any other party to the policy, is in material breach or default thereunder, and to SSLII’s knowledge, no event has occurred which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination or modification under such policy against any insured party.

Section 8.19 Ownership of Facility Lessees. All of the equity units of the Facility Lessees are validly issued, fully paid and non-assessable and all such shares or equity units are owned directly or indirectly by Old Venture free and clear of all Liens. Upon completion of the transactions contemplated by this Agreement, all of the equity units of the Facility Lessees will be owned directly or indirectly by Purchaser free and clear of all Liens, which units shall be validly issued, fully paid and non-assessable. Complete and correct copies of the organizational documents of Old Venture, the Facility Lessees and the Facility Owners have been previously delivered or made available to New Investor. None of Old Venture or the Facility Lessees have any outstanding options, warrants, conversion privileges or other rights, agreements, arrangements or commitments of any character obligating such entity to issue or sell any shares, units, equity securities or obligations of any kind convertible into or exchangeable for any shares, units or equity securities of Old Venture or any Facility Lessee.

Notwithstanding anything to the contrary contained herein, the parties acknowledge that the Business Representations shall run solely to the benefit of New Investor, Purchaser, each Facility Owner and each Facility Lessee and Seller shall not be entitled to bring any claim or cause of action against SSLII for any breach of the Business Representations, subject to Section 12.07 below.

Article IX.

COVENANTS

Section 9.01 Publicity. The parties agree that, prior to the Closing, no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the other parties, except as required by law or applicable regulations. The parties may disclose, and Seller may permit Arcapita Bank B.S.C.(c) to disclose, this Purchase Agreement and matters relating to the subject matter hereof to (i) their professional advisers (including legal and financial advisers) or (ii) to any prospective or existing lenders, provided that in each case any such party informs the recipient of the confidentiality obligations of such party hereunder. In addition, Seller may permit Arcapita Bank B.S.C.(c) to notify the indirect investors in Seller of the signing of this Agreement and the transactions contemplated hereunder, provided that Arcapita Bank B.S.C. (c) also notifies such indirect investors in Seller of the confidentiality obligations of Seller hereunder. The parties understand and agree that if required by law, or if required by applicable disclosure requirements under applicable securities laws or other laws, one or more of the parties may (i) disclose certain information concerning the transaction, (ii) issue one (1) or more press releases concerning the execution of this Agreement and/or the purchase of the Facilities, provided that with respect to any press release which identifies Seller, Arcapita Bank B.S.C.(c), SSLII, SSLI, Purchaser, New Investor or their respective Affiliates, the party issuing the release shall use its reasonable best efforts to seek the prior approval of Seller (as to itself or Arcapita Bank B.S.C.(c) or their Affiliates), SSLII (as to itself, Purchaser or their Affiliates) or New Investor, as applicable, such approval not to be unreasonably delayed or withheld and, in any event, such requirement to seek prior approval not to preclude any party or its Affiliate from complying with applicable disclosure obligations under law, and (iii) file a copy of this Agreement with the Securities and Exchange Commission.

Section 9.02 Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts to take all action and to do all things necessary, proper or advisable to satisfy any condition hereunder in its power to satisfy and for which it is responsible for the satisfaction of, and to consummate and make effective as soon as practicable the transactions contemplated by this Agreement. Without limiting the foregoing, SSLII shall cause Purchaser to take and do all such actions and things.

Section 9.03 No Recordation. SSLII, New Investor, Old Venture, Seller and Purchaser each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded and each of Purchaser and New Investor agrees (i) not to file any notice of pendency or other instrument (other than a judgment) against the Facilities or any interest therein in connection herewith and (ii) to indemnify Seller and SSLII against all Losses or Liabilities incurred by either of them by reason of the filing by Purchaser or New Investor, as applicable, of such notice of pendency or other instrument.

Section 9.04 Licenses. During the Due Diligence Period, Purchaser shall apply for, and diligently pursue (and SSLII will cause Manager, the Facility Lessees, and/or the Facility Owners to apply for and diligently pursue), issuance of the Licenses. SSLII shall cooperate, and shall cause the Facility Owners and the Facility Lessees to cooperate, with Purchaser in such manner as Purchaser may reasonably request in connection with the issuance to Purchaser, the Facility Lessees, the Facility Owners and/or Manager (or other appropriate party) of the Licenses. Without limiting the generality of the foregoing, SSLII shall promptly provide to New Investor such information in its possession and control concerning Old Venture, Manager, the Facility Owners, the Facility Lessees and the Facilities as may be requested by any Governmental Entity in connection with the issuance of the Licenses and, if requested by such Governmental Entity, SSLII shall allow, or cause Old Venture, the Facility Owners, the Facility Lessees or Manager to allow, representatives of the Governmental Entity to inspect the Facilities in connection with the application for any Licenses.

Section 9.05 Casualty. In the event that all or any portion of the Facilities is damaged or destroyed by fire or other casualty prior to Closing and the cost of repair for all such damaged or destroyed Facilities in the aggregate is less than Thirty One Million, Five Hundred Thousand and No/100 Dollars ($31,500,000), subject to the terms of the Existing Lease Financing, the Old Venture shall (after receipt of Seller’s approval in accordance with the Old Venture Agreement) promptly cause the Facility Lessee to undertake such repair and complete the same, and Seller shall not have any obligation, direct or indirect, to fund any insurance deductible. Closing will not be extended to permit the Facility Lessee or the Facility Owner to complete the same, but subject to the terms of any financing of the Facility, the insurance proceeds will be escrowed to pay the costs of restoration. In the event the cost of repair thereof is equal to or greater than Thirty One Million, Five Hundred Thousand and No/100 Dollars ($31,500,000), New Investor, in its sole discretion, shall either (i) proceed to Closing with no reduction in the Purchase Price, in which event all insurance proceeds attributable to such damage or destruction shall be retained by the Facility Lessee or the Facility Owner at Closing and the amount of any deductible with respect to such damage or destruction shall be paid by SSLII and New Investor or (ii) as New Investor’s sole and exclusive remedy in such event, terminate this Agreement, in which event the Down Payment shall be promptly returned to New Investor and SSLII, and SSLII, Seller, Purchaser New Investor and Old Venture shall be released from any and all further liabilities or obligations under this Agreement, except those liabilities or obligations that expressly survive such termination.

Section 9.06 Condemnation. In the event there is any permanent or temporary actual or threatened taking or condemnation of any material portion of any Facility, SSLII and Seller shall notify New Investor of the same as promptly as commercially practicable, and New Investor shall have the right, at its sole option, (i) to proceed to Closing with no reduction in the Purchase Price, in which event any and all proceeds of such taking or condemnation shall be delivered or assigned to the Facility Owner at Closing, or (ii) as New Investor’s sole and exclusive remedy in such event, terminate this Agreement, in which event the Down Payment shall be promptly returned to New Investor and SSLII, and SSLII, Seller, Purchaser New Investor and Old Venture shall be released from any and all further liabilities or obligations under this Agreement, except those liabilities or obligations that expressly survive such termination.

Section 9.07 Operation of Business: Through the Closing Date, SSLII shall cause Manager to continue to manage and operate the Facilities, taken as a whole, in the ordinary course of business in the manner it has previously managed and operated the Facilities prior to the date of this Agreement.

Section 9.08 Acquisition of Facility Owners.

(a) Seller and SSLII will cause at the Closing (i) ALF to transfer to Purchaser or its designee good and marketable title to the ALF Interests and (ii) ALF Sub to transfer to List C GP the List C GP Interest, in each case free and clear of all Liens other than, in the case of ALF Interests or the List C GP Interests acquired from SSLII or any of its Affiliates, any Liens in existence at the time such interests were acquired by ALF from SSLII or its Affiliate.

(b) Seller will represent as of the Closing Date, or shall cause GSS to represent as of the Closing Date, that ALF is the sole legal and beneficial owner of the List A ALF Interest, the List B ALF Interest, the List C ALF Interest and 100% of the equity interest of ALF Sub (collectively, the “ALF Interests”) and that ALF Sub is the sole legal and beneficial owner of the List C GP Interest, subject only, in the case of ALF Interests or the List C GP Interests acquired from SSLII or any of its Affiliates, to any Lien in existence at the time such interests were acquired by ALF or ALF Sub, as applicable, from SSLII or its Affiliate.

Article X.

CONDITIONS PRECEDENT TO THE OBLIGATION

OF NEW INVESTOR, SSLII AND SELLER TO CLOSE

Section 10.01 Conditions to New Investor’s Obligation to Close. The obligation of New Investor to proceed to Closing is subject to the satisfaction of each of the following conditions, any of which may be waived, in whole or in part, in writing by New Investor at or prior to Closing:

(a) Seller, SSLII and Purchaser shall have performed in all material respects all their respective obligations under this Agreement which are required to be performed at or prior to Closing.

(b) All representations and warranties of Purchaser set forth in Article V of this Agreement, of Seller set forth in Article VI of this Agreement and of SSLII set forth in Article VII and Article VIII of this Agreement shall have been true and correct as of the Contract

Date and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

(c) Seller, SSLII and Purchaser shall have executed and/or delivered all of the documents required to be delivered at Closing pursuant to Section 11.02(a) and Section 11.02(c), respectively.

(d) The Licenses shall have been issued and shall be in full force and effect, it being understood that this condition shall be deemed satisfied if any License has been issued, but such license is subject to revocation, cancellation, suspension or non-renewal in the event that post-licensure requirements that have not been satisfied as of Closing are not completed subsequent to Closing.

(e) SSLII shall have obtained duly executed Estoppel Certificates from each ground lessor.

Section 10.02 Conditions to Seller’s Obligation to Close. The obligation of Seller to proceed to Closing is subject to the satisfaction of each of the following conditions, any of which may be waived, in whole or in part, in writing by Seller at or prior to Closing:

(a) New Investor, SSLII and Purchaser shall have performed in all material respects their respective obligations under this Agreement which are required to be performed at or prior to Closing.

(b) All representations and warranties of Purchaser set forth in Article V of this Agreement, of SSLII set forth in Article VII of this Agreement and of New Investor set forth in Article IV and 3.01(b) of this Agreement shall be true and correct as of the Contract Date and as of Closing with the same force and effect as though made on and as of the Closing Date.

(c) Purchaser, SSLII and New Investor shall have executed and delivered all of the documents required to be delivered at Closing pursuant to Sections 11.02(b) and 11.02(c).

Section 10.03 Conditions to SSLII’s and Purchaser’s Obligation to Close. The obligation of SSLII and Purchaser to proceed to Closing is subject to the satisfaction of each of the following conditions, any of which may be waived, in whole or in part, in writing by SSLII (for itself and on behalf of Purchaser) at or prior to Closing:

(a) Seller and New Investor shall have performed in all material respects their respective obligations under this Agreement which are required to be performed at or prior to Closing.

(b) All representations and warranties of Seller set forth in Article VI of this Agreement and of New Investor set forth in Article IV and Section 3.01(b) of this Agreement shall be true and correct as of the Contract Date and as of Closing with the same force and effect as though made on and as of the Closing Date.

(c) Seller and New Investor shall have executed and delivered all of the documents required to be delivered at Closing pursuant to Sections 11.02(a) and 11.02(b).

(d) Provided that Purchaser and SSLII are not in breach of their obligations under Section 9.04, the Licenses shall have been issued and shall be in full force and effect, it being understood that this condition shall be deemed satisfied if any License has been issued, but such license is subject to revocation, cancellation, suspension or non-renewal in the event that post-licensure requirements that have not been satisfied as of Closing are not completed subsequent to Closing.

Article XI.

CLOSING

Section 11.01 Time and Place. Closing of Purchaser’s acquisition of Seller’s Interest pursuant to this Agreement (the “Closing”) shall take place at the offices of Willkie Farr & Gallagher LLP in New York City (or at such other place as New Investor, SSLII and Seller mutually agree) on the Closing Date or such other date as is mutually agreed upon by Seller, New Investor and SSLII.

Section 11.02 Delivery of Documents at Closing.

(a) At Closing, Seller shall:

(i) Execute and deliver to Purchaser (or its designee) the Assignment and Assumption of Interest Agreement, which shall constitute Seller’s relinquishment of Seller’s Interest in Old Venture.

(ii) Deliver or cause to be delivered to Purchaser instruments of transfer evidencing the assignment of the ALF Interests and the List C GP Interest, executed by ALF and ALF Sub, in accordance with Section 9.08 above and at no cost or expense to Purchaser other than payment of the ALF Sales Purchase Price.

(iii) Execute, cause to be acknowledged and deliver to Purchaser, New Investor and SSLII a certificate confirming the matters set forth in Sections 10.01(a) and (b) with respect to Seller as of the Closing Date, such certificate to be signed by a duly authorized officer of Seller.

(iv) Provide to Purchaser (A) a copy of the Charter Documents of Seller certified by a duly authorized officer of Seller, (B) a copy of resolutions or other actions of the board of directors and shareholders of Seller certified by a duly authorized officer of Seller, and (C) such other evidence of the power and authority of Seller to consummate the transactions described in this Agreement as Purchaser may reasonably require.

(v) Execute, cause to be acknowledged as appropriate and deliver to Purchaser such additional documents as may be reasonably necessary or customary to consummate the transactions contemplated by this Agreement.

(vi) Execute, cause to be acknowledged as appropriate and deliver to Purchaser a closing statement or memorandum in a form reasonably acceptable to Purchaser and Seller (the “Closing Statement”).

(vii) Execute, cause to be acknowledged and deliver to Purchaser a non-foreign status affidavit in the form of Exhibit F, as required by Section 1445 of the Code.

(viii) Cause ALF and ALF Sub to execute, caused to be acknowledged and deliver a non-foreign status affidavit in the form of Exhibit F, as required by Section 1445 of the Code.

(ix) Execute and deliver a Mutual Release Agreement in the form attached hereto as Exhibit G (the “Mutual Release”).

(x) Execute or cause to be executed, and cause to be acknowledged and filed, as applicable, any and all transfer tax forms, or signature pages to transfer tax forms, required by applicable law or advisable, in the reasonable opinion of Purchaser, in connection with the transfer of Seller’s Interests or the indirect interests in the Facility Companies to Purchaser (or its designee) as contemplated hereunder.

(xi) Pay and fully satisfy all obligations which are evidenced by any Lien encumbering Seller’s Interest, the ALF Interests or the List C GP Interest.

(xii) Execute, cause to be acknowledged and deliver to the Escrow Holder one or more Seller’s Non-Imputation Affidavits.

(xiii) If a search of the title to the Seller’s Interests discloses judgments, penalties or other returns against other Persons having names the same as or similar to that of Seller, Seller will, on request, execute and deliver to Purchaser (or cause to be delivered to Purchaser) an affidavit from Seller to the effect that such judgments, penalties or other returns are not against Seller.

(b) At Closing, New Investor shall:

(i) Execute, acknowledge and deliver a certificate to Seller and SSLII confirming the matters set forth in Sections 10.02(a) and (b) with respect to New Investor, as of the Closing Date, such certificates to be signed by an officer of New Investor.

(ii) Provide to Seller (A) a copy of the Charter Documents of New Investor certified by a duly authorized officer or partner of New Investor, (B) a copy of resolutions or other actions of the partners of New Investor certified by a duly authorized officer or partner of New Investor, and (C) such other evidence of the power and authority of New Investor to consummate the transactions described in this Agreement as Seller may reasonably require.

(iii) Execute, cause to be acknowledged as appropriate and deliver such additional documents as may be reasonably necessary or customary to consummate the transactions contemplated by this Agreement.

(iv) Execute, cause to be acknowledged as appropriate and deliver the Closing Statement.

(v) Execute and deliver the Mutual Release.

(vi) Execute, and cause to be notarized and filed, as applicable, any and all transfer tax forms, or signature pages to transfer tax forms, required by applicable law or advisable, in the reasonable opinion of Purchaser, in connection with the transfer of the Membership Interests or the indirect interests in the Facility Companies to Purchaser (or its designee), as contemplated hereunder.

(c) At Closing, SSLII shall:

(i) Cause Purchaser to pay or cause to be paid the Purchase Price in accordance with Section 2.01 hereof by wire transfer of immediately available funds to an account designated by Seller and the other closing costs to be borne by Purchaser hereunder.

(ii) Cause Purchaser to execute, acknowledge and deliver the Assignment and Assumption of Interest Agreement.

(iii) Execute and deliver an instrument of transfer assigning the List A Interest to Purchaser.

(iv) Provide to Seller (A) a copy of the Charter Documents of SSLII certified by a duly authorized officer of New Investor and a copy of the Charter Documents of Purchaser certified by a duly authorized officer or member of Purchaser, (B) a copy of resolutions or other actions of the board of directors and shareholders of SSLII certified by a duly authorized officer of SSLII and a copy of resolutions or other actions of the board of directors or managers and members of Purchaser certified by a duly authorized officer or member of Purchaser, and (C) such other evidence of the power and authority of SSLII and Purchaser to consummate the transactions described in this Agreement as Seller may reasonably require.

(v) Execute, cause to be acknowledged as appropriate and deliver such additional documents as may be reasonably necessary or customary to consummate the transactions contemplated by this Agreement.

(vi) Execute, acknowledge and deliver a certificate to Seller confirming the matters set forth in Sections 10.02(a) and (b) with respect to SSLII and Purchaser, as of the Closing Date, such certificates to be signed by an officer of SSLII.

(vii) Execute, acknowledge and deliver a certificate to New Investor confirming the matters set forth in Sections 10.01(a) and (b) with respect to SSLII and Purchaser, as of the Closing Date, such certificates to be signed by an officer of SSLII.

(viii) Execute and deliver, and cause each of Old Venture, Purchaser and Manager to execute and deliver the Mutual Release.

(ix) Cause Purchaser to execute, acknowledge and deliver the Closing Statement.

(x) Execute, and cause to be notarized and filed, as applicable, any and all transfer tax forms, or signature pages to transfer tax forms, required by applicable law or advisable, in the reasonable opinion of Purchaser (as the case may be), in connection with the transfer of the Membership Interests or the indirect interests in the Facility Companies to Purchaser (or its designee).

Section 11.03 Closing Costs.

(a) Except as otherwise specifically provided in this Agreement, SSLII, New Investor, Purchaser and Seller shall each, as appropriate, pay the fees and expenses of their own attorneys, accountants, financial advisors, investment bankers and employees.

(b) Neither Old Venture nor Seller shall have any responsibility for the winding down or dissolution of any entity directly or indirectly holding title to any Facility (or for the fees and expenses incurred in connection with any such winding down or dissolution, regardless of when it occurs).

(c) Title insurance costs will be paid by Purchaser in accordance with Section 3.02(a).

(d) Any transfer taxes, fees or similar charges incurred as a result of the transactions contemplated by this Agreement will be paid by Purchaser in accordance with Section 3.02(a).

(e) Any cost or expense (including transfer taxes) incurred in connection with the termination of the Facility Leases at or in connection with Closing shall be paid by Purchaser.

Article XII.

INDEMNITY; DEFAULT; DAMAGES

Section 12.01 Survival. Except for those representations, warranties, covenants or agreements contained in this Agreement the obligations in relation to which are expressly stated to survive the Closing beyond the below-referenced twelve (12) month period or without time limitation, all claims for any breach by a party of any representation, warranty, covenant or agreement made by it in this Agreement or in any other Document must be set forth in reasonable detail in a written notice received by such party not later than the date that is twelve (12) months following the Closing Date and any litigation with respect to such claim shall be commenced on or prior to the date that is sixty (60) days after the expiration of such twelve (12) month period. The following representations and warranties shall survive without time limit: (a) New Investor’s representations and warranties contained in Sections 4.01 through 4.09, (b) Purchaser’s representations and warranties contained in Sections 5.01 through 5.09 and (c) SSLII’s representations and warranties contained in Sections 7.01 through 7.10. Notwithstanding the foregoing, Seller’s representations and warranties contained in Sections 6.01 through 6.11 shall survive for a period of eighteen (18) months following the Closing Date and all claims for any breach by Seller of such representations must be set forth in reasonable detail in a written notice received by Seller not later than the date that is eighteen (18) months following the Closing Date and any litigation with respect to such claim shall be commenced on or prior to the date that is sixty (60) days after the expiration of such eighteen (18) month period.

Section 12.02 New Investor’s, SSLII’s and Purchaser’s Remedies for Seller’s Defaults. If Seller breaches any of its representations and warranties hereunder, or defaults on any of its obligations hereunder in any material respect, and such default continues for ten (10) Business Days after written notice thereof from SSLII and New Investor to Seller specifying such default, including, without limitation, a breach of the obligation to sell Seller’s Interest on the Closing Date, time being of the essence, SSLII and New Investor acting unanimously may, as their and Purchaser’s sole remedy hereunder, by delivering notice in writing to Seller in the manner provide in this Agreement, either (i) terminate this Agreement and the other Documents and declare it and them null and void (except for those Liabilities that expressly survive such termination) and New Investor and SSLII shall receive a disbursement of the Down Payment, (ii) seek enforcement of this Agreement by a decree of specific performance or injunctive relief requiring Seller to fulfill its obligations under this Agreement, including but not limited to the transfer of Seller’s Interest and the performance of Seller’s obligations in connection with ALF Interests and the List C GP Interest or (iii) waive any such conditions or defaults and consummate the transactions contemplated by this Agreement and the Documents in the same manner as if there had been no conditions or defaults without any reduction in the Purchase Price and without any further claim against Seller.

Section 12.03 Seller’s Remedies for New Investor’s Defaults. If New Investor materially breaches any of its representations or warranties hereunder, or defaults on any of its obligations hereunder in any material respect, and such default continues for ten (10) Business Days after written notice thereof from Seller to New Investor specifying such default, Seller may, as its sole remedy hereunder, by delivering notice in writing to New Investor and SSLII in the manner provided in this Agreement, either, (i) terminate this Agreement and the other Documents and declare it and them null and void (except for those Liabilities that expressly survive such termination), in which event Seller shall retain the Down Payment as liquidated damages as the sole legal or equitable remedy for New Investor’s default, the parties hereby acknowledging and agreeing that the damages which Seller would suffer as a result of such default and termination would be difficult, if not impossible, to determine and that the liquidated damages provided for herein are a fair and reasonable estimation of such damages, or (ii) waive any such conditions or defaults and consummate the transactions contemplated by this Agreement and the Documents in the same manner as if there had been no conditions or defaults without any reduction in the Purchase Price and without any further claim against Purchaser, SSLII or New Investor; it being expressly understood and agreed the Seller shall have no right or remedy to seek specific performance or injunctive relief with respect to any default by Purchaser, SSLII and/or New Investor. SSLII and Purchaser consent to retention of the Down Payment by Seller as provided in clause (i) of the immediately preceding sentence.

Section 12.04 Seller’s Remedies for SSLII’s and Purchaser’s Defaults. If SSLII or Purchaser breaches any of their respective representations or warranties hereunder, or defaults on any of their respective obligations hereunder in any material respect, and such default continues for ten (10) Business Days after written notice thereof from Seller specifying such default, Seller may, as its sole remedy hereunder, by delivering written notice to SSLII and Purchaser in the manner provided in this Agreement, either (i) terminate this Agreement and the other Documents and declare it and them null and void (except for those Liabilities that expressly survive such termination) in which event Seller shall retain the Down Payment as liquidated damages as the sole legal or equitable remedy for SSLII’s or Purchaser’s default, the parties hereby acknowledging and agreeing that the damages which Seller would suffer as a result of such default and termination would be difficult, if not impossible, to determine and that the liquidated damages provided for herein are a fair and reasonable estimation of such damages or (ii) waive any such conditions or defaults and consummate the transactions contemplated by this Agreement and the Documents in the same manner as if there had been no conditions or defaults without any reduction in the Purchase Price and without any further claim against Purchaser, SSLII or New Investor; it being expressly understood and agreed that Seller shall have no right or remedy to seek specific performance or injunctive relief with respect to any default by Purchaser, SSLII and/or New Investor. New Investor consents to retention of the Down Payment by Seller as provided in clause (i) of the immediately preceding sentence.

Section 12.05 New Investor’s Remedies for SSLII’s or Purchaser’s Defaults. If SSLII or Purchaser breaches any of their respective representations or warranties hereunder, or defaults on any of their respective obligations hereunder in any material respect, and such default continues for ten (10) Business Days after written notice thereof from New Investor specifying such default, New Investor may, as its sole remedy hereunder, by delivering notice in writing to SSLII and Purchaser in the manner provided in this Agreement, either, (i) terminate this Agreement and the other Documents and declare it and them null and void (except for those Liabilities that expressly survive such termination) in which event Seller shall retain the Down Payment as liquidated damages as the sole legal or equitable remedy, the parties hereby acknowledging and agreeing that the damages which Seller would suffer as a result of such default and termination would be difficult, if not impossible, to determine and that the liquidated damages provided for herein are a fair and reasonable estimation of such damages or (ii) waive any such conditions or defaults and consummate the transactions contemplated by this Agreement and the Documents in the same manner as if there had been no conditions or defaults without any reduction in the Purchase Price. SSLII and Purchaser consent to retention of the Down Payment by Seller as provided in clause (i) of the immediately preceding sentence.

Section 12.06 SSLII’s and Purchaser’s Remedies for New Investor’s Defaults. If New Investor breaches any of its representations or warranties hereunder, or defaults on any of its obligations hereunder in any material respect, and such default continues for ten (10) Business Days after written notice thereof from SSLII specifying such default, SSLII and Purchaser may, as their sole remedy hereunder, by delivering notice in writing to New Investor in the manner provided in this Agreement, either, (i) terminate this Agreement and the other Documents and declare it and them null and void (except for those Liabilities that expressly survive such termination), in which event Seller shall retain the Down Payment as liquidated damages as the sole legal or equitable remedy, the parties hereby acknowledging and agreeing that the damages which Seller would suffer as a result of such default and termination would be difficult, if not impossible, to determine and that the liquidated damages provided for herein are a fair and reasonable estimation of such damages or (ii) waive any such conditions or defaults and consummate the transactions contemplated by this Agreement and the Documents in the same manner as if there had been no conditions or defaults without any reduction in the Purchase Price; it being expressly understood and agreed that neither SSLII nor Purchaser shall have any right or remedy to seek specific performance or injunctive relief with respect to any default by

New Investor. New Investor consents to retention of the Down Payment by Seller as provided in clause (i) of the immediately preceding sentence.

Section 12.07 Limitation on Liability for Business Representations. Notwithstanding anything to the contrary contained herein or in any other Document, if the Closing of the transactions hereunder shall have occurred, SSLII shall have no Liability to New Investor for the breach of the Business Representations in excess of, individually or in the aggregate, Ten Million and No/100 Dollars ($10,000,000.00) (the “Business Representations Damage Cap”). New Investor shall not enter any judgment or collect an amount hereunder in excess of the Business Representations Damage Cap.

Section 12.08 Seller not Liable for Representations of Other Parties. Notwithstanding anything to the contrary contained herein or in any document executed in connection herewith, Seller shall not be responsible for, or have any liability with respect to, any representation or warranty of SSLII, Manager or the Old Venture, whether made pursuant to this Agreement or otherwise, any of the other Documents, or otherwise.

Section 12.09 Indemnification by New Investor. New Investor shall, during the applicable survival period, indemnify, defend, and hold harmless SSLII, Purchaser and Seller and their respective members, officers, directors, employees, Affiliates, successors and assigns from and against, and pay or reimburse each of them for and with respect to, any Loss relating to, arising out of or resulting from any breach by New Investor of any of its representations, warranties, covenants or agreements in this Agreement or any other Document.

Section 12.10 Indemnification by Arcapita Bank and Seller. Seller shall, during the applicable survival period, indemnify, defend, and hold harmless New Investor, SSLII, Purchaser and their respective officers, directors, employees, Affiliates, successors and assigns from and against, and pay or reimburse each of them for and with respect to, any Loss relating to, arising out of or resulting from any breach by Seller of any of its representations, warranties, covenants or agreements in this Agreement or any other Document to which it is a party, subject to the survival period limitations set forth herein. Arcapita Bank B.S.C.(c) shall, jointly and severally with Seller, during the applicable survival period, indemnify, defend, and hold harmless New Investor, SSLII, Purchaser and their respective officers, directors, employees, Affiliates, successors and assigns from and against, and pay or reimburse each of them for and with respect to, any Loss relating to, arising out of or resulting from any breach by Seller of any of Seller’s representations or warranties contained in Article VI, subject to the survival period limitations set forth herein. The indemnification obligations of Arcapita Bank B.S.C.(c) are limited to the provisions of this Section 12.10 regardless of other provisions of this Agreement that pertain to representations and warranties of Seller, the duration of such representations and warranties and the time periods during which claims relating to such representations and warranties may be made.

Section 12.11 Indemnification by SSLII. SSLII shall, during the applicable survival period, indemnify, defend, and hold harmless Purchaser, New Investor, Seller and their respective members, officers, directors, employees, Affiliates, successors and assigns from and against, and pay or reimburse each of them for and with respect to, any Loss relating to, arising out of, or resulting from any breach by SSLII of any of its representations, warranties, covenants or agreements in this Agreement or any other Document, subject to the Business Representations Damage Cap with respect to breaches of the Business Representations.

Section 12.12 Indemnification by Purchaser and SSLII. Purchaser and SSLII, jointly and severally, shall, during the applicable survival period, indemnify, defend, and hold harmless Seller and its members, officers, directors, employees, Affiliates, successors and assigns from and against, and pay or reimburse each of them for and with respect to, any Loss relating to, arising out of, or resulting from any breach by Purchaser of any of its representations, warranties, covenants or agreements in this Agreement or any other Document.

Section 12.13 Indemnification by Purchaser, SSLII and New Investor. Purchaser, SSLII and New Investor, jointly and severally, shall, during the applicable survival period, indemnify, defend, and hold harmless Seller and its members, officers, directors, employees, Affiliates, successors and assigns from and against, and pay or reimburse each of them for and with respect to, any Loss relating to, arising out of, or resulting from the failure to repay or prepay the Existing Owner Financing pursuant to the prepayment notices submitted under the Existing Owner Financing on or about December 1, 2010.

Section 12.14 Administration of Indemnification. For purposes of administering the indemnification provisions set forth in Sections 12.09, 12.10, 12.11, 12.12 and 12.13, the following procedure shall apply:

(a) Whenever a claim shall arise for indemnification under this Article, the party entitled to indemnification (the “Indemnified Party”) shall promptly give written notice to the party from whom indemnification is sought (the “Indemnifying Party”) setting forth in reasonable detail, to the extent then available, the facts concerning the nature of such claim and the basis upon which the Indemnified Party believes that it is entitled to indemnification hereunder.

(b) In the event of any claim for indemnification resulting from or in connection with any claim by a third party, the Indemnifying Party shall be entitled, at its sole expense, either (i) to participate in defending against such claim or (ii) to assume the entire defense with counsel which is selected by it and which is reasonably satisfactory to the Indemnified Party provided that (A) the Indemnifying Party agrees in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of such claim or proceeding and (B) no settlement shall be made and no judgment consented to without the prior written consent of the Indemnified Party which shall not be unreasonably withheld. If, however, (i) the claim, action, suit or proceeding would, if successful, result in the imposition of damages for which the Indemnifying Party would not be solely responsible, or (ii) representation of both parties by the same counsel would otherwise be inappropriate due to actual or potential differing interests between them, then the Indemnifying Party shall not be entitled to assume the entire defense and each party shall be entitled to retain counsel who shall cooperate with one another in defending against such claim. In the case of clause (i) of the immediately preceding sentence, the Indemnifying Party shall be obligated to bear only that portion of the expense of the Indemnified Party’s counsel that is in proportion to the damages indemnifiable by the Indemnifying Party compared to the total amount of the third-party claim against the Indemnified Party.

(c) If the Indemnifying Party does not choose to defend against a claim by a third party, the Indemnified Party may defend in such manner as it deems appropriate or settle the claim (after giving notice thereof to the Indemnifying Party) on such terms as the Indemnified Party may deem appropriate, and the Indemnified Party shall be entitled to periodic reimbursement of defense expenses incurred and prompt indemnification from the Indemnifying Party in accordance with this Article.

(d) Failure or delay by an Indemnified Party to give prompt notice of any claim (if given prior to expiration of any applicable survival period) shall not release, waive or otherwise affect an Indemnifying Party’s obligations with respect to the claim, except to the extent that the Indemnifying Party can demonstrate actual loss or prejudice as a result of such failure or delay.

Section 12.15 Exclusivity. The rights and remedies set forth in this Article XII shall be exclusive of all other rights to monetary damages that any party (or any party’s successors or assigns) would otherwise have at law or in equity in connection with the transactions contemplated by this Agreement or any other Document, other than with respect to claims based on common law fraud or rights which by law cannot be waived or limited.

Article XIII.

DOWN PAYMENT AND ESCROW

Section 13.01 Investment of Down Payment. Escrow Agent shall deposit the Down Payment in an escrow account in the name of Escrow Agent in a commercial bank designated by New Investor and SSLII and reasonably acceptable to Seller. Escrow Agent shall invest the Down Payment in an insured non-interest bearing account, or in non-interest bearing investments backed by securities issued by the U.S. federal government, as New Investor, SSLII and Seller may from time to time direct.

Section 13.02 Disbursement of Down Payment. Escrow Agent shall hold the Down Payment in escrow and release the same as follows:

(a) If at any time prior to expiration of the Due Diligence Period, Escrow Agent shall receive written notice from New Investor stating that (i) New Investor is terminating this Agreement, and (ii) New Investor is simultaneously giving Seller a copy of such notice, Escrow Agent shall promptly disburse the Down Payment to New Investor and SSLII in the percentages as directed jointly by New Investor and SSLII, without the need for further instructions from or approvals by any other party to this Agreement.

(b) If at any time after the expiration of the Due Diligence Period, but prior to Closing, Escrow Agent shall receive written notice from New Investor or SSLII stating that (i) New Investor or SSLII, as applicable, is terminating this Agreement for a reason other than a Seller default or another reason which would permit New Investor and SSLII to receive the Down Payment, and (ii) New Investor or SSLII, as applicable, is simultaneously giving Seller a copy of such notice, Escrow Agent shall promptly disburse the Down Payment to Seller, without the need for further instructions from or approvals by any other party to this Agreement.

(c) Except as provided in Section 13.02(e), if Escrow Agent shall receive written notice from New Investor or SSLII (“Seller Default Notice”) stating that (i) Seller has failed to complete Closing in accordance with the terms of this Agreement, or has defaulted in any other manner under this Agreement, (ii) Seller has not cured such failure or default in accordance with Section 12.02, and (iii) New Investor and/or SSLII is demanding the return of the Down Payment, then Escrow Agent shall immediately deliver a copy of the Seller Default Notice to Seller. If on or before the date which is five (5) Business Days following Seller’s receipt of the Seller Default Notice, Seller shall object in writing (“Seller’s Objection Notice”) to the return of the Down Payment to New Investor and SSLII, then Escrow Agent shall not return the Down Payment to New Investor or SSLII. If Seller shall not deliver a Seller’s Objection Notice to Escrow Agent on or before the date which is five (5) Business Days following Seller’s receipt of the Seller Default Notice, then Escrow Agent shall promptly return the Down Payment to New Investor and SSLII in the percentages as directly jointly by New Investor and SSLII, without the need for further instructions from or approvals by any other party to this Agreement.

(d) Except as provided in Section 13.02(e), if Escrow Agent shall receive a written notice from Seller (“Purchaser Default Notice”) stating that (i) Purchaser, SSLII or New Investor has failed to complete Closing in accordance with the terms of the Purchase Agreement, or has defaulted in any other manner under this Agreement, (ii) Purchaser, SSLII or New Investor, as applicable, has not cured such failure or default in accordance with Section 12.03, Section 12.04 or Section 12.05, as applicable, and (iii) Seller is demanding the release of the Down Payment to Seller, Escrow Agent shall promptly deliver a copy of the Purchaser Default Notice to SSLII and New Investor. If on or before the date which is five (5) Business Days following New Investor or SSLII’s receipt of the Purchaser Default Notice, SSLII, New Investor or Purchaser shall object in writing (“Purchaser’s Objection Notice”) to the release of the Down Payment to Seller, then Escrow Agent shall not release the Down Payment to Seller. If SSLII or New Investor shall not deliver a Purchaser’s Objection Notice to Escrow Agent on or before the date which is five (5) Business Days following SSLII’s or New Investor’s receipt of the Purchaser Default Notice, then Escrow Agent shall promptly release the Down Payment to Seller, without the need for further instructions from or approvals by any other party to this Agreement.

(e) If Escrow Agent shall receive written notice from New Investor or SSLII (“Failure of Condition Notice”) stating that (i) New Investor has failed to complete Closing in accordance with the terms of this Agreement solely due to a failure of one or more of the conditions set forth in Section 10.01(d) or (e) and confirming that Purchaser and SSLII are not in breach of their obligations under Section 9.04 or Section 3.02(a)(ii), or (ii) Purchaser and SSLII have failed to complete Closing in accordance with the terms of this Agreement solely due to a failure of the condition set forth in Section 10.03(d) and confirming that Purchaser and SSLII are not in breach of their obligations under Section 9.04, then Escrow Agent shall immediately deliver a copy of the Failure of Condition Notice to Seller. If on or before the date which is five (5) Business Days following Seller’s receipt of the Failure of Condition Notice, Seller shall object in writing (“Seller’s Failure of Condition Objection Notice”) to the return of the Down Payment to New Investor and SSLII, then Escrow Agent shall not return the Down Payment to New Investor or SSLII. If Seller shall not deliver a Seller’s Failure of Condition Notice to Escrow Agent on or before the date which is five (5) Business Days following Seller’s receipt of the Seller Default Notice, then Escrow Agent shall promptly return the Down Payment to New

Investor and SSLII in the percentages as directly jointly by New Investor and SSLII, without the need for further instructions from or approvals by any other party to this Agreement.

(f) Unless the Down Payment shall have been previously released by Escrow Agent pursuant to this Section 13.02, at Closing, Escrow Agent shall deliver the Down Payment to Seller as part of the Purchase Price.

Section 13.03 Disputes. In the event of any dispute between Seller, on the one hand, and Purchaser, SSLII or New Investor, on the other hand, regarding the disbursement of the Down Payment pursuant to Sections 13.02(c) or (d), or in the event Escrow Agent shall receive conflicting demands or instructions with respect to the disbursement of the Down Payment, Escrow Agent shall withhold disbursement of the Down Payment until it receives either (i) joint written instructions from Seller, Purchaser, SSLII and New Investor (or, with respect to a dispute among only SSLII and New Investor, then joint written instructions from SSLII and New Investor) with respect to the disbursement of the Down Payment or (ii) an order binding upon it from a court of competent jurisdiction with respect to the disbursement of the Down Payment. Notwithstanding the foregoing, in the event of any such dispute or conflicting demands or instructions, Escrow Agent shall have the right to deliver the Down Payment into the registry of any court of competent jurisdiction, and Escrow Agent shall thereupon be released from any further liabilities or obligations with respect to the Down Payment.

Section 13.04 Compensation. Escrow Agent shall receive no compensation for its services performed pursuant to this Agreement except for reasonable attorneys’ fees and costs incurred as a result of any dispute between the parties hereto. Such fees and costs shall be borne by the party adjudged by a court of competent jurisdiction to have been at fault.

Section 13.05 Liability of Escrow Agent. The parties covenant and agree that in performing any of its duties under this Agreement, Escrow Agent shall not be liable for any Loss which it may incur as a result of serving as Escrow Agent hereunder, except for any Loss arising out of its willful default or gross negligence. Accordingly, Escrow Agent shall not incur any liability with respect to (i) any action taken or omitted to be taken in good faith upon advice of its counsel given with respect to any questions relating to its duties and responsibilities (ii) to any action taken or omitted to be taken in reliance upon any document, not only as to its due execution and the validity and effectiveness of its provisions, but also to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Agreement or (iii) failure, insolvency, or inability of the depositary to pay said funds upon demand for withdrawal; or (iv) levies by taxing authorities based upon the taxpayer identification number used to establish this interest bearing account. Seller, Purchaser, SSLII and New Investor hereby agree, jointly and severally, to indemnify and hold harmless Escrow Agent against any and all Losses which may be imposed upon or incurred by Escrow Agent in connection with its serving as Escrow Agent hereunder, except for any Loss arising out of its willful default or gross negligence.

Article XIV.

MISCELLANEOUS

Section 14.01 Further Actions. From time to time before, at and after the Closing, each party, at its expense and without further consideration, will execute and deliver such documents as reasonably requested by any other party in order more effectively to consummate the transactions contemplated hereby.

Section 14.02 Consents under Old Venture Agreement. The parties acknowledge that the transactions contemplated hereunder may require the consent of the SSLII and Seller in accordance with the terms of the Old Venture Agreement, and the execution and delivery by SSLII and by Seller of this Agreement shall evidence any such required consent.

Section 14.03 Notices. All notices, demands or other communications given hereunder shall be in writing and shall be sufficiently given if delivered by courier (including overnight delivery service) or sent by registered or certified mail, first class, postage prepaid, or by electronic mail or facsimile (provided that an additional copy is delivered by one of the foregoing methods), addressed as follows:

(a)	If to Seller, to:

c/o Arcapita Inc.

75 Fourteenth Street, 24th Floor Atlanta, GA 30309

Attention: C. MacLaine Kenan

Facsimile No: 404-920-9011

with a copy to:

King & Spalding LLP

1185 Avenue of the Americas

New York, NY 10036

Attention: Isam Salah, Esq.

Facsimile No.: 212-556-2222

(b)	If to SSLII or Purchaser, to:

c/o Sunrise Senior Living, Inc.

7900 Westpark Drive, Suite T-900

McLean, Virginia 22102

Attn.: General Counsel

Telecopy No.: (703) 744-1990

Telephone No.: (703) 854-0334

with a copy to:

Willkie Farr & Gallagher LLP 787

Seventh Avenue

New York, New York 10019

Attn.: Eugene A. Pinover, Esq.

Telecopy No.: (212) 728-9254

Telephone No.: (212) 728-8254

(c)	If to New Investor, to:

CNL Income Partners, LP

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

Attn.:   Tammie A. Quinlan, EVP and CFO; and

            Holly Greer, VP and Associate General Counsel

Telecopy No.: (407) 540-2544

Telephone No.: (407) 540-7500]

with a copy to:

Lowndes, Drosdick, Doster, Kantor & Reed, PA

215 North Eola Drive

Orlando, Florida 32801

Attn.: Peter E. Reinert, Esq.

Telecopy No.: 407-843-4444

Telephone No.: 407-843-4600

or such other address as a party may from time to time notify the other party in writing (as provided above). Any such notice, demand or communication shall be deemed to have been given (i) if so mailed, as of the close of the fifth Business Day following the date so mailed, (ii) if delivered by courier, on the date received and (iii) if sent by facsimile, on the date transmitted if during normal business hours of the recipient, and otherwise on the next Business Day of the recipient, in each case as evidenced by receipt by the sending party of electronic confirmation of successful transmission form the receiving party’s facsimile machine.

Section 14.04 Entire Agreement. This Agreement, the Exhibits and the other Documents contain the entire understanding among the parties with respect to the subject matter hereof and are intended to be a full integration of all prior or contemporaneous agreements, conditions or undertakings among the parties hereto. There are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, among the parties with respect to the subject matter hereof other than as set forth in this Agreement and the Exhibits and other Documents. This Agreement supersedes in its entirety that certain Term Sheet between SSLII and Seller dated November 4, 2010.

Section 14.05 Not Construed Against Drafter. This Agreement has been negotiated and prepared by the parties and their respective counsel, and should any provision of this Agreement require judicial interpretation, the court interpreting or construing the provision shall not apply the rule of construction that a document is to be construed more strictly against one party.

Section 14.06 Binding Effect; Benefits. Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors or permitted assigns. Except to the extent specified herein, nothing in this Agreement, express or implied, shall confer on any person other than the parties hereto and their respective successors or permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 14.07 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party without the prior written consent of the other parties, provided that SSLII, New Investor or Purchaser may assign all of their respective rights under this Agreement to an Affiliate, provided further that (i) the respective representations and warranties of Purchaser, SSLII or New Investor hereunder shall be true and correct in all material respects as applied to the applicable assignee, (ii) both Purchaser, SSLII or New Investor, as applicable, and the assignee shall execute and deliver to the other parties hereto a written instrument in form and substance satisfactory to such parties, in their reasonable discretion, in which both Purchaser, SSLII or New Investor, as applicable, and the assignee agree to be jointly and severally liable for performance of all of the applicable assignee’s obligations under this Agreement, (iii) Purchaser, New Investor or SSLII, as applicable, and the assignee shall deliver such other documents and instruments as reasonably requested by the other parties hereto, including appropriate certified resolutions of the members or boards of directors of Purchaser, SSLII or New Investor, as applicable, and the assignee and (iv) Purchaser, New Investor and SSLII, as applicable, shall remain fully liable for its obligations under this Agreement.

Section 14.08 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

Section 14.09 Amendments and Waivers. No term or provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in accordance with its express terms and conditions.

Section 14.10 Severability. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law now or hereafter in effect which renders any provision hereof unenforceable in any respect.

Section 14.11 Headings. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 14.12 Counterparts. This Agreement may be executed in any number of counterparts, and by any party on separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

Section 14.13 References. All references in this Agreement to Articles and Sections are to Articles and Sections contained in this Agreement unless a different document is expressly specified.

Section 14.14 Exhibits. Unless otherwise specified herein, each Exhibit referred to in this Agreement is attached hereto, and each such Exhibit (other than Exhibits that are to be separately executed and delivered as Documents) is hereby incorporated by reference and made a part hereof as if fully set forth herein.

Section 14.15 Attorneys’ Fees. In the event any party brings an action to enforce or interpret any of the provisions of this Agreement, the “prevailing party” in such action shall, in addition to any other recovery, be entitled to its reasonable attorneys’ fees and expenses arising from such action and any appeal or any bankruptcy action related thereto, whether or not such matter proceeds to court. For purposes of this Agreement, “prevailing party” shall mean, in the case of a Person asserting a claim, such Person is successful in obtaining substantially all of the relief sought, and in the case of a Person defending against or responding to a claim, such Person is successful in denying substantially all of the relief sought.

Section 14.16 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY PROCEEDINGS BROUGHT BY ANY OTHER PARTY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE TRANSACTION, THIS AGREEMENT, SELLER’S INTEREST, THE FACILITIES OR THE RELATIONSHIP OF THE PARTIES HEREUNDER. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING (AND NOT BE MERGED THEREIN) OR ANY EARLIER TERMINATION OF THIS AGREEMENT.

Section 14.17 Facsimile and PDF Signatures. Signatures to this Agreement transmitted by telecopy or by electronic mail in PDF format shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Agreement with its actual signature to the other parties, but a failure to do so shall not affect the enforceability of this Agreement, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied signature or signature transmitted by electronic mail in PDF format and shall accept the telecopied signature or signature transmitted by electronic mail in PDF format of each other party to this Agreement.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above.

PURCHASER:

CC3 ACQUISITION, LLC, a Delaware limited liability company

By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its managing member

By:	/s/ Edward W. Burnett
Name:	Edward W. Burnett
Title:	Vice President

SELLER:

US ASSISTED LIVING FACILITIES III, INC., a Delaware corporation

By:	/s/ C. MacLaine Kenan
Name:	C. MacLaine Kenan
Title:	Vice President

SSLII

SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation

By:	/s/ Edward W. Burnett
Name:	Edward W. Burnett
Title:	Vice President

NEW INVESTOR

CNL INCOME PARTNERS, LP, a Delaware limited partnership

By:	CNL Income GP Corp., a Delaware corporation, its general partner

	By:	/s/ Holly Greer
	Name:	Holly Greer
	Title:	Vice President

S-i

Executed solely for the purpose of acknowledging

and agreeing to the indemnity by the undersigned set forth in

Section 12.10

ARCAPITA BANK B.S.C.(c)

By:	/s/ Mohammed Chowdhury
Name:	Mohammed Chowdhury
Title:	Executive Director

Executed for the purpose of acknowledging and agreeing

to the obligations of the Escrow Agent hereunder:

ESCROW AGENT

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ T.A. Glatthaar
Name:	T.A. Glatthaar
Title:	Senior Vice President

v

Exhibit A

Facilities; Facility Owners; Facility Lessees

	Facility	Facility Owner	Facility Lessee	List Facility Owner
1.	Sunrise of Alta Loma, 9519 Baseline Rd. Rancho Cucamonga, CA 91730	Sunrise Third Alta Loma SL, LP, a California limited partnership	Sunrise Third (Pool I), LP, a California limited partnership	List C Facility Owner

2.	Sunrise Senior Living of Basking Ridge, 4014 George Rd., Basking Ridge, NJ 07920	Sunrise Basking Ridge Assisted Living, L.L.C., a New Jersey limited liability company	Sunrise Third (Pool IV), LLC, a Delaware limited liability company	List B Facility Owner

3.	Sunrise Belmont, 1010 Alameda de las Pulgas, Belmont, CA 94002	Sunrise Belmont Assisted Living, L.L.C., a California limited liability company	Sunrise Third (Pool IV), LP, a California limited partnership	List B Facility Owner

4.	Sunrise of Chesterfield, 1880 Clarkson Rd., Chesterfield, MO 63017	Sunrise Chesterfield Assisted Living, L.L.C., a Missouri limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List B Facility Owner

5.	Sunrise of Claremont, 2053 North Towne Ave., Claremont, CA 91711	Sunrise Third Claremont SL, LP, a California limited partnership	Sunrise Third (Pool I), LP, a California limited partnership	List C Facility Owner

6.	Sunrise of Crystal Lake, 751 Terra Cotta Ave., Crystal Lake, IL 60014	Sunrise Third Crystal Lake SL, LLC, an Illinois limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List B Facility Owner

7.	Sunrise Senior Living of Dix Hills, 337 Deer Park Ave., Huntington Station, NY 11746	Sunrise Third Dix Hills SL, LLC, a New York limited liability company	Sunrise Third (Pool IV), LLC, a Delaware limited liability company	List B Facility Owner

8.	Sunrise of East Meadow, 1555 Glenn Curtiss Blvd., East Meadow/Hempstead, NY 11554	East Meadow A.L., LLC, a Delaware limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List A Facility Owner

9.	Sunrise Senior Living of East Setauket, 1 Sunrise Dr., East Setauket, NY 11733	Sunrise Third East Setauket SL, LLC, a New York limited liability company	Sunrise Third (Pool II), LLC, a Delaware limited liability company	List A Facility Owner

	Facility	Facility Owner	Facility Lessee	List Facility Owner
10.	Sunrise of Edgewater, 351 River Road, Edgewater, NJ 07020	Sunrise Third Edgewater SL, LLC, a New Jersey limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List B Facility Owner

11.	Sunrise of Flossmoor, 19715 Governor’s Hwy., Flossmoor, IL 60422	Sunrise Flossmoor Assisted Living, L.L.C., an Illinois limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List B Facility Owner

12.	Sunrise of Gahanna, 775 E. Johnstown Rd., Gahanna, OH 43230	Sunrise Gahanna Assisted Living, L.L.C., an Ohio limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List B Facility Owner

13.	Sunrise of Gurnee, 500 North Hunt Club Rd., Gurnee, IL 60031	Sunrise Third Gurnee SL, LLC, an Illinois limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List B Facility Owner

14.	Sunrise of Holbrook, 320 Patchogue Holbrook Rd., Holbrook, NY 11741	Sunrise Third Holbrook SL, LLC, a New York limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List B Facility Owner

15.	Sunrise Senior Living of Huntington Common, 1 Huntington Common Dr., Kennebunk, ME 04043	Sunrise Kennebunk ME Senior Living, LLC, a Delaware limited liability company	Sunrise Third (Pool V), LLC, a Delaware limited liability company	List A Facility Owner

16.	Sunrise Senior Living of Lincroft, 734 Newman Springs Rd., Lincroft, NJ 07738	Sunrise Third Lincroft SL, LLC, a New Jersey limited liability company	Sunrise Third (Pool III), LLC, a Delaware limited liability company	List A Facility Owner

17.	Sunrise Senior Living of Marlboro, 3A South Main St., Marlboro, NJ 07746	Sunrise Marlboro Assisted Living, L.L.C., a New Jersey limited liability company	Sunrise Third (Pool IV), LLC, a Delaware limited liability company	List B Facility Owner

18.	Sunrise of Montgomery Village, 19310 Club House Rd., Montgomery Village, MD 20886	Sunrise Village House, LLC, a Maryland limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List B Facility Owner

19.	Sunrise Senior Living of Naperville North, 535 W. Ogden Ave., Naperville, IL 60563	Sunrise North Naperville Assisted Living, L.L.C., an Illinois limited liability company	Sunrise Third (Pool III), LLC, a Delaware limited liability company	List A Facility Owner

20.	Sunrise of Plainview, 1231 Old Country Rd., Plainview (Oyster Bay), NY 11803	Sunrise Third Plainview SL, LLC, a New York limited liability company	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List A Facility Owner

	Facility	Facility Owner	Facility Lessee	List Facility Owner
21.	Sunrise Senior Living of Roseville, 2555 Snelling Ave., North, Roseville, MN 55113	Sunrise Third Roseville SL, LLC, a Minnesota limited liability company	Sunrise Third (Pool III), LLC, a Delaware limited liability company	List A Facility Owner

22.	Sunrise Senior Living of Schaumburg, 790 N. Plum Grove Rd., Schaumburg, IL 60173	Sunrise Third Schaumburg SL, LLC, an Illinois limited liability company	Sunrise Third (Pool III), LLC, a Delaware limited liability company	List A Facility Owner

23.	Sunrise of Silver Spring, 11621 New Hampshire Ave., Silver Spring, MD 20904	White Oak Assisted Living L.L.C., a Delaware limited liability company	Sunrise Third (Pool I), LLC, a California limited liability company	List A Facility Owner

24.	Sunrise at Tustin, 12291 S. Newport Ave., Santa Ana, CA 92705	Sunrise Third Tustin SL, LP, a California limited partnership	Sunrise Third (Pool I), LP, a California limited partnership	List C Facility Owner

25.	Sunrise Senior Living of University Park, 2105 University Park Blvd., Colorado Springs, CO 80918	Sunrise Third University Park SL, LLC, a Colorado limited liability company	Sunrise Third (Pool II), LLC, a Delaware limited liability company	List A Facility Owner

26.	Sunrise Senior Living of West Babylon, 580 Montauk Hwy., West Babylon, NY 11704	Sunrise Third West Babylon SL, LLC, a New York limited liability company	Sunrise Third (Pool IV), LLC, a Delaware limited liability company	List B Facility Owner

27.	Sunrise Senior Living of West Bloomfield, 7005 Pontiac Trail, West Bloomfield, MI 48323	Sunrise Third West Bloomfield SL, LLC, a Michigan limited liability company	Sunrise Third (Pool II), LLC, a Delaware limited liability company	List A Facility Owner

28.	Sunrise of West Hills, 9012 Topanga Canyon Blvd.. West Hills, CA, 91304	Canoga Park Assisted Living, L.L.C., a Delaware limited liability company	Sunrise Third (Pool I), LP, a California limited partnership	List A Facility Owner

29.	Sunrise of Weston, 135 North Ave. (Rte. 117), Weston, MA 02493	Sunrise Weston Assisted Living, Limited Partnership, a Massachusetts limited partnership	Sunrise Third (Pool I), LLC, a Delaware limited liability company	List C Facility Owner

Exhibit B

Facility Leases

FACILITY LESSEE	FACILITY LESSORS	LEASE DOCUMENTS	FACILITIES
Sunrise Third (Pool I), LP, a California limited partnership

Sunrise Third Alta Loma SL, LP, a California limited partnership

Sunrise Third Claremont SL, LP, a California limited partnership

Sunrise Third Tustin SL, LP, a California limited partnership

Canoga Park Assisted Living, L.L.C., a Delaware limited liability company

Master Lease Financing Facility Agreement dated as of June 30, 2003 by and among Sunrise Third Alta Loma SL, LP, Sunrise Third Claremont SL, LP and Sunrise Third Tustin SL, LP, as Lessors, AL Funding III, Inc., as Agent, and Sunrise Third (Pool I) LP, as Master Lessee, as amended by that certain First Master Amendment to Lease Documents (Pool I-LP), dated February 20, 2004, adding Canoga Park Assisted Living, L.L.C. as a party to the Pool I LP Master Lease , Pool I LP Call Option Letter, Pool I LP Put Option Letter and Pool I LP Tax Matters Agreement.

Call Option Letter dated June 30, 2003 for Sunrise Third (Pool I), LP

Put Option Letter dated June 30, 2003 for Sunrise Third (Pool I), LP

Supplemental Agreement dated June 30, 2003 for Sunrise Third (Pool I), LP

Tax Matters Agreement dated June 30, 2003 for Sunrise Third (Pool I), LP

Sunrise Senior Living of Alta Loma Sunrise Senior Living of Claremont Sunrise Senior Living of Tustin Sunrise Senior Living of West Hills

Sunrise Third (Pool I), LLC, a Delaware limited liability company

Sunrise Chesterfield Assisted Living, L.L.C., a Missouri limited liability company

Sunrise Third Crystal Lake SL, LLC, an Illinois limited liability company

East Meadow A.L., LLC, a Delaware limited liability company

		Master Lease Financing Facility Agreement dated as of June 30, 2003 by and among Sunrise Chesterfield Assisted Living, L.L.C., Sunrise Third Crystal Lake SL, LLC, Sunrise Third Edgewater SL, LLC, Sunrise Flossmoor Assisted Living, L.L.C., Sunrise Gahanna Assisted Living, L.L.C., Sunrise Third Gurnee SL, LLC, Sunrise Third Holbrook SL, LLC, Sunrise Village House, LLC and Sunrise Weston Assisted Living, LP, as Lessors, AL Funding III, Inc., as Agent, and Sunrise Third (Pool I) LLC, as Master Lessee, as amended by that certain First Master	Sunrise Senior Living of Chesterfield Sunrise Senior Living of Crystal Lake Sunrise Senior Living of East Meadow Sunrise Senior Living of Edgewater

FACILITY LESSEE	FACILITY LESSORS	LEASE DOCUMENTS	FACILITIES

Sunrise Third

Edgewater SL, LLC, a New Jersey limited liability company

Sunrise Flossmoor Assisted Living, L.L.C., an Illinois limited liability company

Sunrise Gahanna Assisted Living, L.L.C., an Ohio limited liability company

Sunrise Third Gurnee SL, LLC, an Illinois limited liability company

Sunrise Third Holbrook SL, LLC, a New York limited liability company

Sunrise Village House, LLC, a Maryland limited liability company

Sunrise Plainview SL, LLC, a New York limited liability company

White Oak Assisted Living, L.L.C., a Delaware limited liability company

Sunrise Weston Assisted Living, LP, a Massachusetts limited partnership

Amendment to Lease Documents (Pool I) dated December 29, 2003, adding Sunrise Third Plainview SL, LLC as a party to the Pool I LLC Master Lease , Pool I LLC Call Option Letter, Pool I LLC Put Option Letter, and Pool I LLC Tax Matters Agreement, and as amended by that certain Second Master Amendment to Lease Documents (Pool I) dated February 20, 2004, adding White Oak Assisted Living L.L.C. as a party to the Pool I LLC Master Lease , Pool I LLC Call Option Letter, Pool I LLC Put Option Letter and Pool I LLC Tax Matters Agreement, and as amended by that certain Third Master Amendment to Lease Documents (Pool I) dated May 17,2004, adding East Meadow A.L., LLC as a party to the Pool I LLC Master Lease , Pool I LLC Call Option Letter, Pool I LLC Put Option Letter, and Pool I LLC Tax Matters Agreement.

Call Option Letter dated June 30, 2003 for Sunrise Third (Pool I), LLC

Put Option Letter dated June 30, 2003 for Sunrise Third (Pool I), LLC

Supplemental Agreement dated June 30, 2003 for Sunrise Third (Pool I), LLC

Tax Matters Agreement dated June 30, 2003 for Sunrise Third (Pool I), LLC

Sunrise Senior Living of Flossmoor

Sunrise Senior Living of Gahanna

Sunrise Senior Living of Gurnee

Sunrise Senior Living of Holbrook

Sunrise Senior Living of Montgomery

Sunrise Senior Living of Plainview

Sunrise Senior Living of Silver Spring

Sunrise Senior Living of Weston

Sunrise Third (Pool II), LLC, a Delaware limited liability company	Sunrise Third East Setauket SL, LLC, a New York limited liability company Sunrise Third University Park SL, LLC, a Colorado limited liability company	Master Lease Financing Facility Agreement dated as of September 30, 2005, by and among Sunrise Third East Setauket SL, LLC, Sunrise Third University Park SL, LLC and Sunrise Third West Bloomfield, LLC, as Lessors, AL Funding III, Inc., as Agent, and Sunrise Third (Pool II) LLC, as Master Lessee.	Sunrise Senior Living of East Setauket Sunrise Senior Living of University Park

FACILITY LESSEE	FACILITY LESSORS	LEASE DOCUMENTS	FACILITIES
Sunrise Third West Bloomfield, LLC, a Michigan limited liability company

Call Option Letter dated September 30, 2005 for Sunrise Third (Pool II), LLC

Put Option Letter dated September 30, 2005 for Sunrise Third (Pool II), LLC

Supplemental Agreement dated [June 30, 2003/September 30, 2005] for Sunrise Third (Pool II), LLC*

Tax Matters Agreement dated [June 30, 2003/September 30, 2005] for Sunrise Third (Pool II), LLC*

Sunrise Senior Living of West Bloomfield

Sunrise Third (Pool III), LLC, a Delaware limited liability company

Sunrise Third Lincroft SL, LLC, a New Jersey limited liability company

Sunrise Third North Naperville Assisted Living, L.L.C., an Illinois limited liability company

Sunrise Third Roseville SL, LLC, a Minnesota limited liability company

Sunrise Third Schaumburg SL, LLC, an Illinois limited liability company

Master Lease Financing Facility Agreement dated as of September 30, 2005, by and among Sunrise Third Lincroft SL, LLC, Sunrise Third North Naperville Assisted Living, L.L.C., Sunrise Third Roseville SL, LLC and Sunrise Third Schaumburg SL LLC, as Lessors, AL Funding III, Inc., as Agent, and Sunrise Third (Pool III) LLC, as Master Lessee.

Call Option Letter dated September 30, 2005 for Sunrise Third (Pool III), LLC

Put Option Letter dated September 30, 2005 for Sunrise Third (Pool III), LLC

Supplemental Agreement dated [June 30, 2003/September 30, 2005] for Sunrise Third (Pool III), LLC*

Tax Matters Agreement dated [June 30, 2003/September 30, 2005] for Sunrise Third (Pool III), LLC*

Sunrise Senior Living of Lincroft Sunrise Senior Living of North Naperville Sunrise Senior Living of Roseville Sunrise Senior Living of Schaumburg

Sunrise Third (Pool IV), LLC, a Delaware limited liability company	Sunrise Basking Ridge Assisted Living, L.L.C., a New Jersey limited liability company Sunrise Third Dix Hills SL, LLC, a New York limited liability company	Master Lease Financing Facility Agreement dated as of September 30, 2005, by and among Sunrise Marlboro Assisted Living, L.L.C., Sunrise Third Dix Hills SL, LLC, Sunrise Basking Ridge Assisted Living, L.L.C. and Sunrise Third West Babylon SL LLC, as Lessors,	Sunrise Senior Living of Basking Ridge Sunrise Senior Living of Dix Hills

FACILITY LESSEE	FACILITY LESSORS	LEASE DOCUMENTS	FACILITIES
Sunrise Marlboro Assisted Living, L.L.C., a New Jersey limited liability company Sunrise Third West Babylon SL, LLC, a New York limited liability company

AL Funding III, Inc., as Agent, and Sunrise Third (Pool IV) LLC, as Master Lessee.

Call Option Letter dated September 30, 2005 for Sunrise Third (Pool IV), LLC

Put Option Letter dated September 30, 2005 for Sunrise Third (Pool IV), LLC

Supplemental Agreement dated [September 2003/September 30, 2005] for Sunrise Third (Pool IV), LLC*

Tax Matters Agreement dated [September 23, 2003/September 30, 2005] for Sunrise Third (Pool IV), LLC*

Sunrise Senior Living of Marlboro Sunrise Senior Living of West Babylon

Sunrise Third (Pool IV), LP, a California limited partnership	Sunrise Belmont Assisted Living, L.L.C., a California limited liability company

Master Lease Financing Facility Agreement dated as of September 30, 2005, by and among Sunrise Belmont Assisted Living, L.L.C., as Lessor, AL Funding III, Inc., as Agent, and Sunrise Third (Pool IV) LP, as Master Lessee.

Call Option Letter dated September 30, 2005 for Sunrise Third (Pool IV), LP

Put Option Letter dated September 30, 2005 for Sunrise Third (Pool IV), LP

Supplemental Agreement dated [September 23, 2003/September 30, 2005] for Sunrise Third (Pool IV), LP*

Tax Matters Agreement dated [September 23, 2003/September 30, 2005] for Sunrise Third (Pool IV), LP*

Sunrise Senior Living of Belmont

Sunrise Third (Pool V), LLC, a Delaware limited liability company	Sunrise Kennebunk ME Senior Living, LLC, a Delaware limited liability company	Master Lease Financing Facility Agreement dated as of December 22, 2005, by and among Sunrise Kennebunk ME Senior Living, LLC,	Sunrise Senior Living of Kennebunk

FACILITY LESSEE	FACILITY LESSORS	LEASE DOCUMENTS	FACILITIES

as Lessor, AL Funding III, Inc., as Agent, and Sunrise Third (Pool V) LLC, as Master Lessee.

Call Option Letter dated December 22, 2005 for Sunrise Third (Pool V), LLC

Put Option Letter dated December 22, 2005 for Sunrise Third (Pool V), LLC

Supplemental Agreement dated December 22, 2005 for Sunrise Third (Pool V), LLC

Tax Matters Agreement dated December 22, 2005 for Sunrise Third (Pool V), LLC

*	Fully executed versions of the documents marked with an asterisk dated September 23, 2003 have been delivered to New Investor. SSLII is in possession of partially executed versions of such documents dated September 30, 2005. SSLII will endeavor to deliver fully executed versions of such documents dated September 30, 2005 to New Investor during the Due Diligence Period.

Exhibit C

Form of Assignment and Assumption of Interest Agreement

ASSIGNMENT AND ASSUMPTION OF INTEREST

THIS ASSIGNMENT AND ASSUMPTION OF INTEREST (this “Assignment”) is made as of                     , 201__, between US ASSISTED LIVING FACILITIES III, INC., a Delaware corporation, a (“Assignor”) and CC3 ACQUISITION, LLC, a Delaware limited liability company (“Assignee”).

RECITALS:

1.	As of the date hereof, Assignor is the owner of a ninety percent (90%) membership interest (the “Interest”) in Sunrise Third Senior Living Holdings, LLC (the “Company”). The Company is governed by that certain Amended and Restated Operating Agreement (the “Operating Agreement”), dated as of September 23, 2003 among Assignor and Sunrise Senior Living Investments, Inc. (“SSLII”).

2.	Pursuant to that certain Purchase and Sale Agreement among Assignor, Assignee, SSLII and CNL Income Partners, LP, dated as of , 2010 (the “Purchase Agreement”), Assignor desires to assign to Assignee the Interest, including all rights, responsibilities and obligations of Assignor in, to and under the Operating Agreement.

3.	Pursuant to the Purchase Agreement, Assignee desires to accept an assignment of Assignor’s Interest and to assume of all of Assignor’s rights, responsibilities and obligations in, to and under the Operating Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, of the mutual covenants set forth in this Assignment, and of other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

1.	Assignment and Assumption of Interest. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest in, to and under the Interest. Assignee hereby accepts the Interest and hereby assumes and agrees to be bound by all of the obligations, duties and liabilities of Assignor with respect to the Interest and under the Operating Agreement. This assignment is made without representation, warranty or indemnity except as expressly set forth in the Purchase Agreement.

2.

Withdrawal and Substitution. By reason of the assignment effected pursuant to Section 1 hereof, (i) Assignee is hereby entitled to exercise all rights, powers and privileges and is hereby obligated to perform all of the duties and obligations that may hereinafter exist in relation to the Interest, (ii) Assignor hereby fully and completely withdraws from the Company as a member and Assignee is hereby admitted to the Company as a substitute member and (iii) Assignor shall not have any further rights, powers, privileges, duties and/or obligations with respect to the Interest.

3.	Miscellaneous.

i. The obligations of the parties hereto shall be continuing, absolute and unconditional and shall remain in full force and effect.

ii. Promptly upon request of any other party, each party hereto shall execute and deliver such further assurances and take such further actions as may be reasonably required or appropriate to perfect the assignment and assumption of the Interest and otherwise carry out the intent and purpose of this Assignment.

iii. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee, the Company, and their respective successors and assigns.

iv. Each of the parties hereto hereby waives any right to jury trial in the event any party files an action relating to this Assignment.

v. This Assignment may be executed in any number of counterparts which, when taken together, shall constitute a single binding instrument. Signatures to this Assignment transmitted by telecopy or by electronic mail in PDF format shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver an execution original to this Assignment with its actual signature to the other parties, but a failure to do so shall not affect the enforceability of this Assignment, it being expressly agreed that each party to this Assignment shall be bound by its own telecopied signature or signature transmitted by electronic mail in PDF format and shall accept the telecopied signature or signature transmitted by electronic mail in PDF format of each other party to this Assignment.

4.	Interpretation.

i. This Assignment shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to conflicts of laws principles).

ii. Captions, numbering and headings of Sections in this Assignment are for convenience of reference only and shall not be considered in the interpretation of this Assignment.

iii. Whenever required by the context, the singular shall include the plural, the neuter gender shall include the male gender and female gender, and vice versa.

iv. No modification of this Assignment shall be valid or effective unless the same is in writing and signed by the parties hereto. No purported waiver of any of the provisions of this Assignment shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

v. This Assignment has been negotiated and prepared by the parties and their respective attorneys and, should any provision of this Assignment require judicial interpretation, the court interpreting or construing such provision shall not apply the rule of construction that a document is to be construed more strictly against one party.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

ASSIGNEE:

CC3 ACQUISITION, LLC

By:

Name:

Title:

ASSIGNOR:

US ASSISTED LIVING FACILITIES III, INC.

By:

Name:

Title:

Exhibit D

Disclosure Statement

2

Section 1.01

Additional Permitted Exceptions

None.

Section 4.07

Judgments

None.

Section 5.07

Judgments

None.

Section 6.08

Judgments

None.

Section 7.04

Consents

1.	Sunrise at Silver Spring, located at 11621 New Hampshire Avenue, Silver Spring, Maryland 20904

i.	Assisted Living Facility License issued by the Maryland Department of Health and Mental Hygiene (“DHMH”). As the result of an administrative error, DHMH issued an assisted living facility license to Sunrise Third Senior Living Holdings, LLC on January 16, 2009. A request to DHMH to re-issue the license to the original licensed operator, White Oak Assisted Living, LLC, was made on November 23, 2010. A change of ownership application to change the licensed entity from White Oak Assisted Living, LLC to Sunrise Third (Pool III), LLC will be submitted prior to Closing.

ii.	Domiciliary Care Facility License issued by the Montgomery County Department of Health and Human Services (“DHHS”). The Domiciliary Care License is issued to White Oak Assisted Living, LLC. A change of ownership application to change the licensed entity from White Oak Assisted Living, LLC to Sunrise Third (Pool III), LLC will be submitted prior to Closing.

2.	Sunrise at Montgomery Village, located at 19310 Club House Road, Montgomery Village, Maryland 20886

i.	Assisted Living Facility License issued by the Maryland Department of Health and Mental Hygiene (“DHMH”). The Assisted Living Facility License is issued to Sunrise Senior Living Services, Inc. A change of ownership application to change the licensed entity from Sunrise Senior Living Services, Inc. to Sunrise Third (Pool I), LLC will be submitted prior to Closing.

ii.	Domiciliary Care Facility License issued by the Montgomery County Department of Health and Human Services (“DHHS”). The Domiciliary Care License is issued to Sunrise Senior Living Services, Inc. A change of ownership application to change the licensed entity from Sunrise Senior Living Services, Inc. to Sunrise Third (Pool I), LLC will be submitted prior to Closing.

3.	Sunrise at East Meadow, located at 1555 Glenn Curtiss Blvd., East Meadow/Hempstead, NY

i.

Consent to the Facility Owner and the Facility Lessee (or replacement lessee in lieu of the Facility Lessee) entering into a new operating lease by Town of Hempstead Industrial Development Agency. Town of Hempstead Industrial Development Agency (“IDA”), as sublandlord under that certain Lease Agreement, dated as of December 1, 2001, by and between IDA, as sublandlord, and East Meadow A.L., LLC, as subtenant, is required to consent to the Facility Owner and the Facility Lessee (or replacement lessee in lieu of the Facility Lessee) entering into a new operating lease contemplated at the Facility located in East Meadow, New York

4.	Sunrise at Belmont, located at 1010 Alameda de las Pulgas, Belmont, CA 94002

i.	i. Consent to Facility Owner and the Facility Lessee entering into a new operating lease by The Roman Catholic Archbishop of San Francisco. The Roman Catholic Archbishop of San Francisco (“Archbishop”), as landlord under that certain Ground Lease, dated as of January 31, 1999, by and between Archbishop, as landlord, and Sunrise Development, Inc., as tenant, is required to consent to the Facility Owner and the Facility Lessee entering into a new operating lease contemplated at the Facility located in Belmont, California.

5.	Currently, at the six (6) New York facilities, housing related services are provided by the the applicable Facility Lessees , through their property manager, Sunrise Senior Living Management, Inc. Dignity Home Care, Inc., a licensed home care services agency affiliated with Sunrise, provides care services to residents of the facilities.

The Assisted Living Reform Act of 2004 (Chapter 2 of the New York Laws of 2004) and the implementing regulations adopted in 2008 created a new licensure category for Assisted Living Residences (“ALR”). In August 2005, applications for ALR licensure and certification as enhanced and special needs ALR’s were filed with respect to the communities. The applications are under review by the New York Department of Health.

Section 7.08

Judgments

1.	On May 14, 2010, Plaintiff LaShone Purnell filed a lawsuit on behalf of herself and others similarly situated in the Superior Court of the State of California, Orange County, against Sunrise Senior Living Management, Inc., captioned LaShone Purnell as an individual and on behalf of all employees similarly situated v. Sunrise Senior Living Management, Inc. and Does 1 through 50, Case No. 30-2010-00372725 (Orange County Superior Court). Plaintiff’s complaint is styled as a class action and alleges that Sunrise failed to properly schedule the purported class of care givers and other related positions so that they would be able to take meal and rest breaks as provided for under California law. The complaint asserts claims for: (1) failure to pay overtime wages; (2) failure to provide meal periods; (3) failure to provide rest periods; (4) failure to pay wages upon ending employment; (5) failure to keep accurate payroll records; (6) unfair business practices; and (7) unfair competition. Plaintiff seeks unspecified compensatory damages, statutory penalties provided for under the California Labor Code, injunctive relief, and costs and attorneys’ fees. On June 17, 2010, Sunrise removed this action to the United States District Court for the Central District of California. On July 16, 2010, plaintiff filed a motion to remand the case to state court. On August 10, 2010, the Court stayed all proceedings pending early mediation by the parties. Mediation in November 2010 was unsuccessful. Sunrise believes that Plaintiff’s allegations are not meritorious and that a class action is not appropriate in this case, and intends to defend itself vigorously in this action. Because of the early stage of this suit, we cannot at this time estimate an amount or range of potential loss in the event of an unfavorable outcome.

Section 7.09

Governmental Approvals

1.	Sunrise at Silver Spring, located at 11621 New Hampshire Avenue, Silver Spring, Maryland 20904

i.	Assisted Living Facility License issued by the Maryland Department of Health and Mental Hygiene (“DHMH”). As the result of an administrative error, DHMH issued an assisted living facility license to Sunrise Third Senior Living Holdings, LLC on January 16, 2009. A request to DHMH to re-issue the license to the original licensed operator, White Oak Assisted Living, LLC, was made on November 23, 2010. A change of ownership application to change the licensed entity from White Oak Assisted Living, LLC to Sunrise Third (Pool III), LLC will be submitted prior to Closing.

ii.	Domiciliary Care Facility License issued by the Montgomery County Department of Health and Human Services (“DHHS”). The Domiciliary Care License is issued to White Oak Assisted Living, LLC. A change of ownership application to change the licensed entity from White Oak Assisted Living, LLC to Sunrise Third (Pool III), LLC will be submitted prior to Closing.

2.	Sunrise at Montgomery Village, located at 19310 Club House Road, Montgomery Village, Maryland 20886

i.	Assisted Living Facility License issued by the Maryland Department of Health and Mental Hygiene (“DHMH”). The Assisted Living Facility License is issued to Sunrise Senior Living Services, Inc. A change of ownership application to change the licensed entity from Sunrise Senior Living Services, Inc. to Sunrise Third (Pool I), LLC will be submitted prior to Closing.

ii.	Domiciliary Care Facility License issued by the Montgomery County Department of Health and Human Services (“DHHS”). The Domiciliary Care License is issued to Sunrise Senior Living Services, Inc. A change of ownership application to change the licensed entity from Sunrise Senior Living Services, Inc. to Sunrise Third (Pool I), LLC will be submitted prior to Closing.

3.	Sunrise at East Meadow, located at 1555 Glenn Curtiss Blvd., East Meadow/Hempstead, NY

i.

Consent to the Facility Owner and the Facility Lessee (or replacement lessee in lieu of the Facility Lessee) entering into a new operating lease by Town of Hempstead Industrial Development Agency. Town of Hempstead Industrial Development Agency (“IDA”), as sublandlord under that certain Lease Agreement, dated as of December 1, 2001, by and between IDA, as sublandlord, and East Meadow A.L., LLC, as subtenant, is required to consent to the Facility Owner and the Facility Lessee (or replacement lessee in lieu of the Facility Lessee) entering into a new operating lease contemplated at the Facility located in East Meadow, New York

4.	Currently, at the six (6) New York facilities, housing related services are provided by the the applicable Facility Lessees , through their property manager, Sunrise Senior Living Management, Inc. Dignity Home Care, Inc., a licensed home care services agency affiliated with Sunrise, provides care services to residents of the facilities.

The Assisted Living Reform Act of 2004 (Chapter 2 of the New York Laws of 2004) and the implementing regulations adopted in 2008 created a new licensure category for Assisted Living Residences (“ALR”). In August 2005, applications for ALR licensure and certification as enhanced and special needs ALR’s were filed with respect to the communities. The applications are under review by the New York Department of Health.

Section 8.01

Financial Statements

8.01(a)

Consolidated Financial Statements of Sunrise Third Senior Living Holdings for years ending 12.31.03 and 12.31.04

Consolidated Financial Statements of Sunrise Third Senior Living Holdings for years ending 12.31.07 and 12.31.08

Consolidated Financial Statements of Sunrise Third Senior Living Holdings for year ending 12.31.09

Unaudited Profit and Loss Financial Statements of all 29 Facilities, Sunrise Third Senior Living Holdings and trial balances for 2006

Unaudited Profit and Loss Financial Statements of all 29 Facilities, Sunrise Third Senior Living Holdings and trial balances for 2007

Unaudited Profit and Loss Financial Statements of all 29 Facilities, Sunrise Third Senior Living Holdings and trial balances for 2008

Unaudited Profit and Loss Financial Statements of all 29 Facilities, Sunrise Third Senior Living Holdings and trial balances for 2009

Unaudited Profit and Loss Financial Statements of all 29 Facilities, Sunrise Third Senior Living Holdings and trial balances for August 2010

Unaudited Profit and Loss Financial Statements of all 29 Facilities, Sunrise Third Senior Living Holdings and trial balances for September 2010

Unaudited Profit and Loss Financial Statements of all 29 Facilities, Sunrise Third Senior Living Holdings and trial balances for October 2010

8.01(c)

None

Section 8.04

Medicare; Medicaid

1. Three communities in New Jersey (Lincroft, Basking Ridge, & Marlboro) participate in The Assisted Living & Alternate Family Care Waiver (AL/AFC). The AL/AFC program is governed by NJ Medicaid.

2. One community in Massachusetts (Weston) participates in the Group Adult Foster Care Program (GAFC). This program is governed by Massachusetts’ Division of Medical Assistance which is the Medicaid program for Massachusetts.

Section 8.05

Possessory Rights

1. Sunrise Assisted Living at Edgewater, 351 River Road, Edgewater, NJ 07020: Beautician/Barber Services Agreement dated July 17, 2000 by and between New Life Services, Inc./Elder Elegance Salon Management, Inc. and Sunrise Assisted Living at Edgewater, 351 River Road, Edgewater, NJ 07020.

Section 8.07

Licenses

1.	Sunrise at Silver Spring, located at 11621 New Hampshire Avenue, Silver Spring, Maryland 20904

i.	Assisted Living Facility License issued by the Maryland Department of Health and Mental Hygiene (“DHMH”). As the result of an administrative error, DHMH issued an assisted living facility license to Sunrise Third Senior Living Holdings, LLC on January 16, 2009. A request to DHMH to re-issue the license to the original licensed operator, White Oak Assisted Living, LLC, was made on November 23, 2010. A change of ownership application to change the licensed entity from White Oak Assisted Living, LLC to Sunrise Third (Pool III), LLC will be submitted prior to Closing.

ii.	Domiciliary Care Facility License issued by the Montgomery County Department of Health and Human Services (“DHHS”). The Domiciliary Care License is issued to White Oak Assisted Living, LLC. A change of ownership application to change the licensed entity from White Oak Assisted Living, LLC to Sunrise Third (Pool III), LLC will be submitted prior to Closing.

2.	Sunrise at Montgomery Village, located at 19310 Club House Road, Montgomery Village, Maryland 20886

iii.	Assisted Living Facility License issued by the Maryland Department of Health and Mental Hygiene (“DHMH”). The Assisted Living Facility License is issued to Sunrise Senior Living Services, Inc. A change of ownership application to change the licensed entity from Sunrise Senior Living Services, Inc. to Sunrise Third (Pool I), LLC will be submitted prior to Closing.

i.	Domiciliary Care Facility License issued by the Montgomery County Department of Health and Human Services (“DHHS”). The Domiciliary Care License is issued to Sunrise Senior Living Services, Inc. A change of ownership application to change the licensed entity from Sunrise Senior Living Services, Inc. to Sunrise Third (Pool I), LLC will be submitted prior to Closing.

3.	Currently, at the six (6) New York facilities, housing related services are provided by the the applicable Facility Lessees , through their property manager, Sunrise Senior Living Management, Inc. Dignity Home Care, Inc., a licensed home care services agency affiliated with Sunrise, provides care services to residents of the facilities.

The Assisted Living Reform Act of 2004 (Chapter 2 of the New York Laws of 2004) and the implementing regulations adopted in 2008 created a new licensure category for

Assisted Living Residences (“ALR”). In August 2005, applications for ALR licensure and certification as enhanced and special needs ALR’s were filed with respect to the communities. The applications are under review by the New York Department of Health.

Section 8.08

Litigation

1.	On May 14, 2010, Plaintiff LaShone Purnell filed a lawsuit on behalf of herself and others similarly situated in the Superior Court of the State of California, Orange County, against Sunrise Senior Living Management, Inc., captioned LaShone Purnell as an individual and on behalf of all employees similarly situated v. Sunrise Senior Living Management, Inc. and Does 1 through 50, Case No. 30-2010-00372725 (Orange County Superior Court). Plaintiff’s complaint is styled as a class action and alleges that Sunrise failed to properly schedule the purported class of care givers and other related positions so that they would be able to take meal and rest breaks as provided for under California law. The complaint asserts claims for: (1) failure to pay overtime wages; (2) failure to provide meal periods; (3) failure to provide rest periods; (4) failure to pay wages upon ending employment; (5) failure to keep accurate payroll records; (6) unfair business practices; and (7) unfair competition. Plaintiff seeks unspecified compensatory damages, statutory penalties provided for under the California Labor Code, injunctive relief, and costs and attorneys’ fees. On June 17, 2010, Sunrise removed this action to the United States District Court for the Central District of California. On July 16, 2010, plaintiff filed a motion to remand the case to state court. On August 10, 2010, the Court stayed all proceedings pending early mediation by the parties. Mediation in November 2010 was unsuccessful. Sunrise believes that Plaintiff’s allegations are not meritorious and that a class action is not appropriate in this case, and intends to defend itself vigorously in this action. Because of the early stage of this suit, we cannot at this time estimate an amount or range of potential loss in the event of an unfavorable outcome.

Section 8.09

Environmental Matters

None.

Section 8.11

Compliance with Laws

None.

Section 8.13

Taxes

None.

Section 8.16

1. Lincroft, NJ: Option to Lease / Ground Lease Agreement dated September 1999, as same may have been further amended and assigned, by and between Patricia J. Kohl Family Living Trust dated June 26, 1996 and Sunrise Development, Inc.

2. Belmont, CA: Ground Lease dated January 31, 1999 by and between The Roman Catholic Archbishop of San Francisco and Sunrise Development, Inc., as same may have been further amended and assigned

3. East Meadow, NY: Lease Agreement dated as of December 1, 2001, by and between the Town of Hempstead Industrial Development Agency and East Meadow A.L., LLC, as same may have been further amended and assigned

Section 8.17

Contracts

Contract Name	Function	Contract Name	Sunrise Contracting Name	Vendor Contracting Name	Date of Contract
Dinex (Forum)4	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Dinex	9/1/07

House Of Raeford	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	House of Raeford	8/31/09

Pactiv/Prairie Packaging	Food & Beverage	Operator Negotiated Supplier agreement	Forum Group Purchasing	Pactiv Corporation	12/1/10

Sysco Wraps	Food & Beverage	Operator Negotiated Supplier agreement	Forum Group Purchasing	Sysco Wraps	12/1/09

Solo	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Solo cup company	12/1/10

Awrey Bakeries	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Awrey Bakery, LLC	7/1/10

Barber Foods	Food & Beverage	Barber Foods Purchasing Program agreement	Sunrise Senior Living	Barber Foods	12/10/09

Brakebush	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Brakebush Brothers Chicken	1/1/10

Bright Harvest	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	Bright Harvest	8/1/09

C.H Gunther	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	C.H. Guenther & Sons	1/1/10

Cargill Meats (Forum)	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Gargill Foods - Meat	6/1/07

Carolina Turkey	Food & Beverage	Guaranteed Pricing Agreement	Forum Group Purchasing	Carlina Turkeys	8/1/06

Chicken of the Sea	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	Chicken of the Sea	8/1/09

Clement Pappas	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Clement Pappas	1/1/10

Danone	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Dannon Foods	12/1/09

Dole Foods	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Dole Packaged Foods	1/1/10

Gilster Mary Lee	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Gilster Mary Lee Food service	7/1/10

Heritage Bag (Forum)	Food & Beverage	Operator Negotiated Supplier agreement	Forum Group Purchasing	Heritage Bag	10/1/09

HJ Heinz	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Heinz Northamerica Foodservice	12/16/09

Hoffmaster	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise	Hoffsmaster Group	6/9/10

Holton Meats	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Holton Meat	7/1/09

Icelandic	Food & Beverage	Rebate Pricing Agreement	Sunrise Senior Living	Icelandic USA Inc.	7/1/10

J&J Snacks	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	J&J Snack Foods	1/1/10

Koch	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Kock Foods	9/1/09

Contract Name	Function	Contract Name	Sunrise Contracting Name	Vendor Contracting Name	Date of Contract
Land O Lakes	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Land O Lakes	6/1/07

Lawrence foods	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Lawrence Foods	7/1/09

Lawrence Wholesale Foods	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Lawrence Foods	7/1/09

Lyons Magnus	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Lyons-Magnus	6/1/08

Maid Rite	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	Maid Rite Steak Co.	8/1/08

Masterfoods	Food & Beverage	Mars Program Purchasing Agreement	Sunrise Senior Living	Mars	1/1/10

McCormick (Forum)	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	McCormick	3/1/07

Mitsui (Forum)	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	Mitsui	1/1/07

Nestle Companies	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Nestle Foodservice	12/10/09

Nordic (Forum)	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Nordic Foods	6/1/08

Par-Way Tryson	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Parway Tryson	1/1/10

Perdue	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	Perdue Farms	11/3/08

Pilgrim	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Pilgrim’s Pride	2/1/09

Ralston (Forum)	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	Ralston-Hot Cereal	6/1/08

Red Gold	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Red Gold	1/1/10

Regal Springs	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Sysco Corporation	09l29l10

Resers (Forum)	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Reser’s Fine Foods	6/1/07

Reynolds	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	Reynolds Food Packaging	9/1/10

Rofson Assoc.	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Rofson Associates	8/1/09

Roth Kase	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Roth Kase	7/1/09

Sara Lee	Food & Beverage	Rebate/Guaranteed Pricing Agreement	Forum Group Purchasing	Sara Lee Bakery	7/1/08

Seneca	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Seneca Foods	9/1/09

Simplot Idohoian	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Simplot Idahoan	5/1/09

Sunny Fresh (Forum)	Food & Beverage	Guaranteed Pricing Agreement	Forum Group Purchasing	Cargill Kitchen Solutions-Sunny Fresh	2/1/09

Sysco Bacon Bits	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Sysco - Bacon Bits	10/1/09

Sysco Bases	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Sysco - Soup Bases	10/1/09

Sysco BBQ sauce	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Sysco - BBQ Sauces	10/1/09

Contract Name	Function	Contract Name	Sunrise Contracting Name	Vendor Contracting Name	Date of Contract
Sysco Beef Deli Meats	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Sysco - Beef Deli Meats	10/1/09

Sysco Hot Tea	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Sysco - Hot Tea	10/1/09

Sysco Shortening	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Sysco - Shortening	4/1/08

Sysco Sugar substitute	Food & Beverage	Rebate Pricing Agreement	Forum Group Purchasing	Sysco - Sugar Substitute	10/1/09

Sysco Turkey	Food & Beverage	Rebate / Off invoice	Forum Group Purchasing	Sysco Turkey Breast	10/1/09

The Cheesecake Factory	Food & Beverage	Rebate	Forum Group Purchasing	The Cheesecake Factory	1/1/10

Trident	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Trident Seafood Corp	1/1/10

Tyson (Forum)	Food & Beverage	Guaranteed Price / Rebate	Forum Group Purchasing	Tyson	9/1/07

Unilever	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Unilever Food Solutions	12/11/10

Wells Dairy	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Wells Dairy	12/16/10

Westminister Cracker	Food & Beverage	Rebate	Forum Group Purchasing	Westminister Cracker	1/1/10

S&D Coffee	Food & Beverage	Rebate	Forum Group Purchasing	S&D Coffee	7/1/08

Bernard Foods	Food & Beverage	Bernard Food/Sunrise Senior Living contract Specifics	Sunrise Senior Living	Bernard Food Industries	2/15/10

Fishery	Food & Beverage	Sunrise Senior Living Rebate Program	Sunrise Senior Living	Fishery Products	2/8/10

Flowers	Food & Beverage	Guaranteed Price / Rebate	Forum Group Purchasing	Flowers	4/1/06

General Mills	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise	General Mills	3/1/09

Handgard	Food & Beverage	Guaranteed Price / Rebate	Forum Group Purchasing	Handgard	10/1/08

Lamb Weston	Food & Beverage	Frozen Potato Products proposal	Sunrise Senior Living Management Inc.	Conagra Foods	3/15/10

Advance	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Advance Food Company	1/8/10

Amoy North	Food & Beverage	Rebate	Forum Group Purchasing	Amoy North	11/1/10

Continental Mills (Forum)	Food & Beverage	Guaranteed Price / Rebate	Forum Group Purchasing	Continental Mills	8/1/06

Diamond Crystal Drink, Gelatin, Pudding Mixes (Forum)	Food & Beverage	Guaranteed Price	Forum Group Purchasing	Diamond Crystal Drink, Gelatin, Pudding Mixes	9/1/06

Sysco Canned Fruits & Vegetables (Forum)	Food & Beverage	Rebate / Off invoice	Forum Group Purchasing	Sysco Canned Fruits & Vegetables	10/1/09

Sysco Cheese sauce	Food & Beverage	Rebate / Off invoice	Forum Group Purchasing	Sysco Cheese sauce	10/1/09

Sysco Frozen Fruits & Vegetables (Forum)	Food & Beverage	Rebate / Off invoice	Forum Group Purchasing	Sysco Frozen Fruits & Vegetables	10/1/09

Contract Name	Function	Contract Name	Sunrise Contracting Name	Vendor Contracting Name	Date of Contract
Sysco Pasta	Food & Beverage	Rebate / Off invoice	Forum Group Purchasing	Sysco Pasta	10/1/09

Sysco Turkey Breast	Food & Beverage	Rebate / Off invoice	Forum Group Purchasing	Sysco Turkey Breast	10/1/09

Pic Rite	Food & Beverage	Pic Rite Consulting Services Agreement	Sunrise Senior Living Management Inc.	Pic Rite Management and Consulting	4/29/08

Ralcorp Bakery	Food & Beverage	Rebate	Forum Group Purchasing	Ralcorp Bakery	10/1/09

Smuckers	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise senior Living	JM Smuckers	12/30/09

Ventura bases and Butter alternatives	Food & Beverage	Rebate	Forum Group Purchasing	Ventura bases and Butter alternatives	8/1/08

DCI/Green Bay cheese	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Living	DC Cheese Company	12/1/11

All Round Foods	Food & Beverage	Rebate	Forum Group Purchasing	All Round Foods	7/1/09

Alpha Baking	Food & Beverage	Guaranteed Price	Forum Group Purchasing	Alpha Baking	10/1/09

Barrel O Fun	Food & Beverage	Rebate	Forum Group Purchasing	Barrel O Fun	1/1/10

Bridgeford	Food & Beverage	Rebate	Forum Group Purchasing	Bridgeford	8/1/08

ConAgra (Forum)	Food & Beverage	Guaranteed Price	Forum Group Purchasing	ConAgra	4/1/08

Kens	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Assisted Living	Kens Foods	7/1/10

Schreiber Cheese	Food & Beverage	Rebate	Forum Group Purchasing	Schreiber Cheese	7/1/09

Schwan’s	Food & Beverage	Rebate	Forum Group Purchasing	Schwan’s	1//1/08

Snyders of Hanover	Food & Beverage	Rebate	Forum Group Purchasing	Snyders of Hanover	12/1/10

Ventura Dressings (Forum) now known as Sysco Dressings	Food & Beverage	Rebate / Off invoice	Forum Group Purchasing	Sysco Dressings	7/1/08

Kraft	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Kraft Food Service	6/30/10

Nutricare	Food & Beverage	Rebate	Forum Group Purchasing	Nutricare	9/1/09

Otis Spunkmeyer	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Otis Spunkmeyer	10/11/09

Viking	Food & Beverage	Guaranteed Price / Rebate	Forum Group Purchasing	Viking	7/1/08

Clear Springs	Food & Beverage	Corporate Program Offer	Sunrise Senior Living	Clear Springs Products	9/22/10

Vitality (Dispenser Beverage)	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Vitality Foodservice	10/4/10

Carla’s Pasta	Food & Beverage	Rebate	Forum Group Purchasing		10/1/10

D&W Fine Pack	Food & Beverage	Guaranteed Price / Rebate	Forum Group Purchasing	D&W Fine Pack	8/31/10

Kellogg (Forum)	Food & Beverage	Guaranteed Price / Rebate	Forum Group Purchasing	Kellogg	10/1/07

Contract Name	Function	Contract Name	Sunrise Contracting Name	Vendor Contracting Name	Date of Contract
Precision	Food & Beverage	Rebate	Forum Group Purchasing	Precision	10/1/09

Foxtail Foods	Food & Beverage	Rebate	Forum Group Purchasing	Foxtail Foods	11/1/10

National Pasteurized Egg (Forum)	Food & Beverage	Guaranteed Price	Forum Group Purchasing	National Pasteurized Egg (Forum)	6/1/07

Dreyers	Food & Beverage	Dreyers Grand Ice Cream Supplier agreement	Sunrise Senior Living Management Inc.	Dreyers	3/26/09

Ecolab (Forum)	Food & Beverage	Deviated Pricing agreement	Forum Group Purchasing	Ecolab (Forum)	4/1/06

Rich’s	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Rich Products	12/1/10

Shasta	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior	Shasta Sales	12/2/10

Sturm	Food & Beverage	Rebate	Forum Group Purchasing	Sturm	10/1/09

Campbell Soup (Forum)	Food & Beverage	Guaranteed	Forum Group Purchasing	Campbell Soup	2/1/04

Pepsi (Quaker)	Food & Beverage	Rebate	Forum Group Purchasing	Pepsi (Quaker)	1/1/09

Berry plastics	Food & Beverage	Guaranteed	Forum Group Purchasing	Berry plastics	6/1/09

Basic American	Food & Beverage	Guaranteed Price / Rebate	Forum Group Purchasing	Basic American	8/1/08

Best Vending	Food & Beverage	Rebate	Forum Group Purchasing	Best Vending	1/1/09

Sysco	Food & Beverage	Master Distribution agreement	Forum Group Purchasing		7/1/10

Bluebell Creameries	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Bluebell creameries	11/1/10

Dean Foods	Food & Beverage	Rebate	Forum Group Purchasing	Dean Foods

Farmland	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Farmland	11/11/10

Hormel Meats	Food & Beverage	Guaranteed Price	Forum Group Purchasing	Hormel Meats	8/1/07

Jones Dairy	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Jones Dairy Farm	11/1/10

Saputo	Food & Beverage	Operator Negotiated Supplier agreement	Sunrise Senior Living	Saputo Cheese USA	11/1/10

Homer laughlin	Food & Beverage	Guaranteed Pricing Agreement	Sunrise Senior Living	Homer Laughlin China Company

Sunrise Produce	Food & Beverage	Sunrise Senior Living proposal	Sunrise Senior Living	Sunrise Produce	12/13/06

Standard Register	Admin	Print, Fulfillment and Forms Management Services	Sunrise Senior Living Management, Inc. and Sunrise Senior Living Services, Inc.	The Standard Register Company	11/1/07

Centric	Admin	Centric Business Systems, Inc Ricoh Major Account Program	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Centric Business Systems, Inc.	8/22/03

Pitney Bowes	Admin	Master Lease Agreement	Sunrise Assisted Living, Co.	Pitney Bowes Credit Corporation	5/2/00

Sun Office Products	Admin	Office Supplies	Forum Group Purchasing	Sun Office Products

Contract Name	Function	Contract Name	Sunrise Contracting Name	Vendor Contracting Name	Date of Contract
ProFlowers	Admin	Fresh Flowers Purchasing Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Provide Commerce, Inc.	11/4/09

Muzak	Admin	Muzak Mutli Territorial Account Service Agreement	Sunrise Senior Living Management, Inc. and Sunrise Senior Living Services, Inc.	Muzak,LLC.	4/8/06

Medline	Clinical	Medical Supply Distribution	Sunrise Senior Living Management, Inc. and Sunrise Senior Living Services, Inc.	Medline Industries, Inc.	10/1/05

Certiphi	Clinical	Employee Background, Drug & D.O.T. Screening Services Purchasing Agreement	Sunrise Senior Living Management, Inc. and Sunrise Senior Living Services, Inc.	Certiphi Screening, Inc. A Vertical Screen Company	7/ /06

Senior Living Depot	Clinical	Family Resource and Memory Care Products	Sunrise Senior Living, Inc.	Single Source, Inc., changed to SSI Group, Inc.

KCI, USA-Wound Vac Therapy System (Forum)	Clinical	Wound Equipment and Supplies	Forum Group Purchasing-L.O.P.	KCI USA, inc.	1/1/08

Omnicare	Clinical	Pharmacy Products and Services Agreement	Sunrise Senior Living Management, Inc. and Sunrise Senior Living Services, Inc.	Omnicare, Inc.	4/1/09

Eaton’s Apothecary Pharmacy-Massachusetts	Clinical	Pharmacy Products and Services Purchasing Agreement	Sunrise Senior Living Management, Inc. and Sunrise Senior Living Services, Inc.	D.A.W. Inc., dba Eaton Apothecary, also show Eaton Apothecary Pharmacy Products and Services Purchasing Agreement	5/1/08

Touchtown	Clinical	Touchtown Licensing Service Agreement	Sunrise Senior Living Management, Inc. and Sunrise Senior Living Services, Inc.	Touchtown, Inc.	12/15/08

Oriental Trading/Fun Express	Clinical	Letter of Agreement	Sunrise Senior Living	Fun Express, Inc.	2/5/10

Encompass	Design	Uniforms	Sunrise Senior Living, Inc.	Encompass Group, LLC	4/1/03

Surface Logic	Design	Agent for Floor Covering Management Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Surface Logic, LLC	7/1/06

Trailways	Design	Bus Transportation Services Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Trailways Transportation Systems, Inc.	12/1/06

Sherwin Williams	Design	Supply Agreement	Forum Group Purchasing	The Stores Group of the Sherwin-Williams Company	6/2/07

Contract Name	Function	Contract Name	Sunrise Contracting Name	Vendor Contracting Name	Date of Contract
Eldorado National	Design	Eldorado National-Sunrise Purchasing Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Eldorado National	2/1/10

E. Sam Jones	Facilities	Lighting Products	Forum Group Purchasing	E.Sam Jones Distributor, Inc.	12/1/03

Direct Supply	Facilities	Purchasing Agreement	Sunrise Assisted Living	Direct Supply, Inc.	8/30/06

Coinmach	Facilities	Laundry Equipment Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Coinmach Corporation	5/1/04

HD Supply	Facilities	Facilities Supplies	Forum Group Purchasing	HD Supply	9/27/05

Orkin	Facilities	Pest Control Services Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Orkin Exterminating Company, Inc.	4/1/09

Ecolab	Facilities	Purchasing Agreement	Forum Group Purchasing	Ecolab Inc	10/1/04

Otis Elevator	Facilities	National Service Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Otis Elevator Company	11/1/07

Gulf South	Facilities	Medical Supply Distribution	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Gulf South Medical Supply Inc	10/1/05

William Thomas Group	Facilities	Non-Hazardous Solid Waste Management Services Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	William Thomas Group a division of Rumpke of Ohio Inc	4/15/08

Stericycle	Facilities	Corporate Account Biomedical Waste Services Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Stericycle, Inc.	5/1/08

SimplexGrinnell	Facilities	Test and Inspection Services	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	SimplexGrinnell	9/12/08

Power Plus (Generators)	Facilities	National Agreement for Emergency Generator Maintenance	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Power Plus Utility	5/5/07

Power Plus (IR Testing)	Facilities	National Agreement for Electrical System Preventive Maintenance	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Power Plus Utility	1/1/08

Rochester Midland Corp	Facilities	Water Chemistry Monitoring and Maintenance Service Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Rochester Midland Corporation	1/1/08

Summit Energy	Facilities	Energy Sourcing and Management Agreement	Sunrise Assisted Living, Inc.	Summit Energy Services Inc	2/28/06

Diversey, Inc.	Facilities	Housekeeping and flooring chemicals and Services	Forum Group Purchasing	Diversey Inc

Contract Name	Function	Contract Name	Sunrise Contracting Name	Vendor Contracting Name	Date of Contract
Odyssey Power	Facilities	Emergency Equipment Rental Agreement	Sunrise Senior Living Management, Inc and Sunrise Senior Living Services, Inc.	Odyssey Power Corporation	5/29/09

Batteries Plus	Facilities	Batteries	Forum Group Purchasing	Batteries Plus, Inc.	6/1/10

JP Morgan Chase	Operations	Commercial Card Agreement	Sunrise Assisted Living, Inc.	Bank One, N.A.	10/25/02

JP Morgan Chase	Operations	First Amendment Commercial Card Agreement	Sunrise Senior Living, Inc.	JP Morgan Chase Bank, N.A.	7/1/08

United Airlines	Operations	United Corporate Plus Agreement	Sunrise Senior Living, Inc.	United Air Lines, Inc.	10/1/10

UPS (Forum)	Operations	UPS Carrier Agreement	Forum Group Purchasing	United Parcel Service, Inc.	8/19/06

DSSI	Operations	Application Service Provider Agreement	Sunrise Assisted Living	DSI-Direct Supply Inc.	2/28/02

American Express Business Travel	Operations	United States Business Travel Services Agreement	Sunrise Senior Living Management, Inc	American Express Travel Related Company, Inc.	6/17/08

Section 8.18

Insurance

Sunrise Senior Living

Insurance Policy Schedule 2010

Policy Number	Insurance Carrier	Units (Occurrence/Aggregate)	Deductible (if any)	Policy Term

Domestic Global Property

084144161	Lexington Insurance Company	Primary $250,000,000 for locations in the US; Primary $50,000,000 for locations outside of the US; US & Canada Builders Risk to $35,000,000	$25,000 All other Occurrence; See Policy Summary for explanation of Earthquake, Flood, and Windstorm deductibles	7/1/2010	7/1/2011

California Earth Movement

FMAH000400	First Mercury Insurance Company	20% of $25M Excess $25M	California Earthquake coverage is subject to a 5% of reported TIV per location, and $250,000 minimum per occurrence for PD/TE each	7/1/2010	7/1/2010

ESE10306	QBE Specialty Insurance Company	40% of $25M Excess $25M		7/1/2010	7/1/2011

312114XF-1	Empire Indemnity Insurance Company	20% of $25M Excess $25M		7/1/2010	7/1/2011

B2A3IM0001438	Princeton E&S Insurance Company	20% of $25M Excess $25M		7/1/2010	7/1/2011

US Property Terrorism

015802324	Lexington Insurance Company	$100,000,000 per occurrence/annual agg	$25,000 Per Occurrence	7/1/2010	7/1/2011

Front General Liability / Professional Liability (Claims Made - Excluding Missouri)

XSL G25520099	ACE American Insurance Company	$10,000,000/$20,000,000	$1,000,000 (SIR)	9/1/2006	9/1/2011

	Claims first made and reproted during policy period regardless of claim Occurrence date. (No Policy Retro Date)	$1,000,000 General Aggregate Limit

Commercial General/Professional Liability $10MM (Claims Made)

12994-1472-CLM-2006	* Alterra Insurance Limited (formerly Max Bermuda, Ltd.)	$10,000,000/$20,000,000	$1,000,000 (SIR)	9/1/2006	9/1/2011

$10,000,000 Per Claim $10,000,000 Annual Aggregate $20,000,000 Policy Aggregate Excess over $1,000,000 Primary / SIR

* Placed with Lockton Companies International Limited

Workers Compensation

WLR C46137346	ACE American Insurance Company	2000000	500000	9/1/2010	6/1/2011

Excess Workers’ Compenstation (Ohio)

WCU C46137383	ACE American Insurance Company	Statutory/$2,000,000 Per Accident/Disease	$500,000(SIR)	9/1/2010	6/1/2011

Automotive

ISA H08625748	ACE American Insurance Company	2000000	500000	9/1/2010	6/1/2011

Excess Employers & Auto Liability $10MM

IPR 3757697-01	Steadfast Insurance Company	$10,000,000/$20,000,000 xs $2,000,000 Each Accident	—	7/1/2010	7/1/2011

		$10,000,000 x $11,000,000 UK & GER GL		7/1/2010	7/1/2011

Umbrella Liability $15MM x $10MM (Quota Share 92% / 8%) (Claims Made): Does not include Punitive Damages

GLOPR1000632	Lloyds Syndicates:	$13,800,000 P/O $15,000,000 Each Occurrence or Loss Limit	—	9/1/2010	9/1/2011

	40.5% AFB 2623 (Beazley) 9.5% AFB 623 (Beazley) 34.5% AGM (Ace) 7.5% LIB 4472 (Liberty)	$13,800,000 P/O $15,000,000 Policy Aggregate Limit	—

Umbrella Liability $15MM x $10MM (Quota Share 92% / 8%) (Claims Made): Includes Punitive Damages

GLOPR1000728	Lloyd’s Syndicate:	$1,200,000 P/O $15,000,000 Each Occurrence or Loss Limit

	8% FDY 435 (Faraday)	$1,200,000 P/O $15,000,000 Policy Aggregate Limit

Exhibit E

Rent Roll

Neighborhood	Sharing	Room #	Community Name
AL	Private	228	Basking Ridge
AL	Private	226	Basking Ridge
AL	Private	326	Basking Ridge
AL	Private	327	Basking Ridge
AL	Semi Private	107	Basking Ridge
AL	Semi Private	107	Basking Ridge
AL	Semi Private	329	Basking Ridge
AL	Private	205	Basking Ridge
AL	Private	203	Basking Ridge
AL	Semi Private	110	Basking Ridge
AL	Semi Private	110	Basking Ridge
AL	Private	230	Basking Ridge
AL	Private	202	Basking Ridge
AL	Private	201	Basking Ridge
AL	Private	330	Basking Ridge
AL	Private	103	Basking Ridge
AL	Private	208	Basking Ridge
AL	Private	214	Basking Ridge
AL	Semi Private	321	Basking Ridge
AL	Private	105	Basking Ridge
AL	Private	223	Basking Ridge
AL	Private	111	Basking Ridge
AL	Private	224	Basking Ridge
AL	Private	119	Basking Ridge
AL	Semi Private	108	Basking Ridge
AL	Semi Private	114	Basking Ridge
AL	Private	325	Basking Ridge
AL	Private	227	Basking Ridge
AL	Private	209	Basking Ridge
AL	Semi Private	211	Basking Ridge
AL	Semi Private	114	Basking Ridge
AL	Private	210	Basking Ridge
AL	Private	225	Basking Ridge
AL	Private	120	Basking Ridge
AL	Private	328	Basking Ridge
AL	Private	331	Basking Ridge
AL	Private	207	Basking Ridge
AL	Private	113	Basking Ridge
AL	Private	232	Basking Ridge
AL	Semi Private	329	Basking Ridge
AL	Semi Private	211	Basking Ridge
AL	Private	221	Basking Ridge
AL	Private	324	Basking Ridge
AL	Semi Private	321	Basking Ridge
AL	Private	215	Basking Ridge
AL	Private	204	Basking Ridge
AL	Private	216	Basking Ridge
AL	Private	109	Basking Ridge
AL	Semi Private	231	Basking Ridge
AL	Private	117	Basking Ridge
AL	Private	212	Basking Ridge
AL	Private	116	Basking Ridge
AL	Semi Private	229	Basking Ridge

3

AL	Semi Private	229	Basking Ridge
AL	Private	332	Basking Ridge
AL	Private	222	Basking Ridge
AL	Private	213	Basking Ridge
AL	Private	106	Basking Ridge
AL	Semi Private	231	Basking Ridge
AL	Private	322	Basking Ridge
AL	Private	115	Basking Ridge
AL	Semi Private	108	Basking Ridge
AL	Private	217	Basking Ridge
AL	Private	323	Basking Ridge
AL	Private	118	Basking Ridge
AL	Private	112	Basking Ridge
AL	Private	206	Basking Ridge
ALZ	Semi Private	303	Basking Ridge
ALZ	Private	312	Basking Ridge
ALZ	Semi Private	306	Basking Ridge
ALZ	Semi Private	306	Basking Ridge
ALZ	Semi Private	303	Basking Ridge
ALZ	Private	309	Basking Ridge
ALZ	Semi Private	311	Basking Ridge
ALZ	Semi Private	302	Basking Ridge
ALZ	Semi Private	308	Basking Ridge
ALZ	Private	316	Basking Ridge
ALZ	Semi Private	314	Basking Ridge
ALZ	Private	304	Basking Ridge
ALZ	Semi Private	308	Basking Ridge
ALZ	Semi Private	314	Basking Ridge
ALZ	Private	305	Basking Ridge
ALZ	Private	320	Basking Ridge
ALZ	Semi Private	311	Basking Ridge
ALZ	Private	301	Basking Ridge
ALZ	Private	313	Basking Ridge
ALZ	Semi Private	310	Basking Ridge
ALZ	Semi Private	310	Basking Ridge
ALZ	Private	315	Basking Ridge
ALZ	Semi Private	307	Basking Ridge
ALZ	Semi Private	302	Basking Ridge
AL	Private	101	Belmont
AL	Private	102	Belmont
AL	Private	103	Belmont
AL	Private	104	Belmont
AL	Private	105	Belmont
AL	Semi Private	106	Belmont
AL	Private	107	Belmont
AL	Private	108	Belmont
AL	Private	109	Belmont
AL	Private	110	Belmont
AL	Private	111	Belmont
AL	Private	112	Belmont
AL	Private	113	Belmont
AL	Private	114	Belmont
AL	Private	115	Belmont
AL	Private	116	Belmont
AL	Private	117	Belmont
AL	Private	118	Belmont

4

AL	Private	119	Belmont
AL	Semi Private	201	Belmont
AL	Semi Private	201	Belmont
AL	Private	202	Belmont
AL	Semi Private	203	Belmont
AL	Semi Private	203	Belmont
AL	Private	204	Belmont
AL	Private	205	Belmont
AL	Private	208	Belmont
AL	Semi Private	209	Belmont
AL	Semi Private	209	Belmont
AL	Semi Private	210	Belmont
AL	Semi Private	210	Belmont
AL	Private	211	Belmont
AL	Private	213	Belmont
AL	Private	214	Belmont
AL	Semi Private	215	Belmont
AL	Semi Private	215	Belmont
AL	Private	216	Belmont
AL	Private	217	Belmont
AL	Private	218	Belmont
AL	Private	219	Belmont
AL	Private	220	Belmont
AL	Private	221	Belmont
AL	Private	222	Belmont
AL	Private	223	Belmont
AL	Private	224	Belmont
AL	Private	226	Belmont
AL	Private	227	Belmont
AL	Private	228	Belmont
AL	Private	229	Belmont
AL	Private	230	Belmont
AL	Private	303	Belmont
AL	Private	304	Belmont
AL	Private	305	Belmont
AL	Private	307	Belmont
AL	Private	308	Belmont
AL	Private	309	Belmont
AL	Semi Private	310	Belmont
AL	Semi Private	310	Belmont
AL	Private	311	Belmont
AL	Private	312	Belmont
AL	Private	313	Belmont
AL	Private	314	Belmont
AL	Semi Private	310	Belmont
AL	Private	311	Belmont
AL	Private	312	Belmont
AL	Private	313	Belmont
AL	Private	314	Belmont
ALZ	Private	301	Belmont
ALZ	Private	302	Belmont
ALZ	Private	315	Belmont
ALZ	Semi Private	316	Belmont
ALZ	Semi Private	316	Belmont
ALZ	Private	317	Belmont
ALZ	Private	319	Belmont

5

ALZ	Private	320	Belmont
ALZ	Semi Private	321	Belmont
ALZ	Semi Private	321	Belmont
ALZ	Semi Private	323	Belmont
ALZ	Semi Private	324	Belmont
ALZ	Semi Private	324	Belmont
ALZ	Private	325	Belmont
ALZ	Semi Private	326	Belmont
ALZ	Private	328	Belmont
ALZ	Private	329	Belmont
AL	Private	225	Alta Loma
AL	Private	154	Alta Loma
AL	Private	227	Alta Loma
AL	Private	213	Alta Loma
AL	Private	216	Alta Loma
AL	Private	159	Alta Loma
AL	Private	246	Alta Loma
AL	Private	242	Alta Loma
AL	Private	215	Alta Loma
AL	Private	229	Alta Loma
AL	Private	250	Alta Loma
AL	Private	249	Alta Loma
AL	Private	226	Alta Loma
AL	Private	161	Alta Loma
AL	Private	153	Alta Loma
AL	Private	240	Alta Loma
AL	Private	151	Alta Loma
AL	Private	158	Alta Loma
AL	Private	230	Alta Loma
AL	Private	251	Alta Loma
AL	Private	253	Alta Loma
AL	Private	211	Alta Loma
AL	Private	223	Alta Loma
AL	Private	150	Alta Loma
AL	Private	203	Alta Loma
ALZ	Private	116	Alta Loma
ALZ	Private	117	Alta Loma
ALZ	Semi Private	118	Alta Loma
ALZ	Semi Private	118	Alta Loma
ALZ	Semi Private	119	Alta Loma
ALZ	Semi Private	119	Alta Loma
ALZ	Semi Private	120	Alta Loma
ALZ	Semi Private	120	Alta Loma
ALZ	Semi Private	122	Alta Loma
ALZ	Semi Private	122	Alta Loma
ALZ	Semi Private	123	Alta Loma
ALZ	Semi Private	131	Alta Loma
ALZ	Semi Private	131	Alta Loma
ALZ	Private	132	Alta Loma
ALZ	Private	133	Alta Loma
ALZ	Private	134	Alta Loma
ALZ	Private	136	Alta Loma
AL	Private	402	Montgomery Village
AL	Private	424	Montgomery Village
AL	Private	425	Montgomery Village
AL	Private	412	Montgomery Village

6

AL	Private	420	Montgomery Village
AL	Private	423	Montgomery Village
AL	Private	401	Montgomery Village
AL	Private	422	Montgomery Village
AL	Private	415	Montgomery Village
AL	Private	315	Montgomery Village
AL	Private	407	Montgomery Village
AL	Private	404	Montgomery Village
AL	Private	414	Montgomery Village
AL	Private	325	Montgomery Village
AL	Private	311	Montgomery Village
AL	Private	304	Montgomery Village
AL	Private	409	Montgomery Village
AL	Private	314	Montgomery Village
AL	Private	313	Montgomery Village
AL	Private	320	Montgomery Village
AL	Private	411	Montgomery Village
AL	Private	303	Montgomery Village
AL	Private	323	Montgomery Village
AL	Private	405	Montgomery Village
AL	Private	302	Montgomery Village
AL	Private	319	Montgomery Village
AL	Private	301	Montgomery Village
AL	Private	413	Montgomery Village
AL	Private	416	Montgomery Village
AL	Private	324	Montgomery Village
AL	Private	421	Montgomery Village
AL	Private	410	Montgomery Village
AL	Private	309	Montgomery Village
AL	Private	408	Montgomery Village
AL	Private	310	Montgomery Village
AL	Private	418	Montgomery Village
AL	Private	308	Montgomery Village
AL	Private	417	Montgomery Village
AL	Private	307	Montgomery Village
AL	Semi Private	403	Montgomery Village
AL	Semi Private	406	Montgomery Village
AL	Semi Private	419	Montgomery Village
AL	Semi Private	419	Montgomery Village
AL	Semi Private	318	Montgomery Village
AL	Semi Private	322	Montgomery Village
AL	Semi Private	403	Montgomery Village
AL	Semi Private	306	Montgomery Village
AL	Semi Private	306	Montgomery Village
AL	Semi Private	312	Montgomery Village
AL	Semi Private	312	Montgomery Village
AL	Semi Private	318	Montgomery Village
AL	Semi Private	305	Montgomery Village
AL	Semi Private	317	Montgomery Village
AL	Semi Private	321	Montgomery Village
AL	Semi Private	316	Montgomery Village
AL	Semi Private	316	Montgomery Village
AL	Semi Private	317	Montgomery Village
AL	Semi Private	321	Montgomery Village
IL	Private	503	Montgomery Village
IL	Private	612	Montgomery Village

7

IL	Private	228	Montgomery Village
IL	Private	223	Montgomery Village
IL	Private	207	Montgomery Village
IL	Private	603	Montgomery Village
IL	Private	618	Montgomery Village
IL	Private	604	Montgomery Village
IL	Private	215	Montgomery Village
IL	Private	514	Montgomery Village
IL	Private	217	Montgomery Village
IL	Private	616	Montgomery Village
IL	Private	625	Montgomery Village
IL	Private	218	Montgomery Village
IL	Private	606	Montgomery Village
IL	Private	622	Montgomery Village
IL	Private	212	Montgomery Village
IL	Private	620	Montgomery Village
IL	Private	203	Montgomery Village
IL	Private	609	Montgomery Village
IL	Private	210	Montgomery Village
IL	Private	520	Montgomery Village
IL	Private	614	Montgomery Village
IL	Private	518	Montgomery Village
IL	Private	104	Montgomery Village
IL	Private	220	Montgomery Village
IL	Private	105	Montgomery Village
IL	Private	201	Montgomery Village
IL	Private	521	Montgomery Village
IL	Private	216	Montgomery Village
IL	Private	627	Montgomery Village
IL	Private	626	Montgomery Village
IL	Private	206	Montgomery Village
IL	Private	107	Montgomery Village
IL	Private	227	Montgomery Village
IL	Private	213	Montgomery Village
IL	Private	621	Montgomery Village
IL	Private	515	Montgomery Village
IL	Private	516	Montgomery Village
IL	Private	601	Montgomery Village
IL	Private	226	Montgomery Village
IL	Private	615	Montgomery Village
IL	Private	605	Montgomery Village
IL	Private	501	Montgomery Village
IL	Private	510	Montgomery Village
IL	Private	102	Montgomery Village
IL	Private	101	Montgomery Village
IL	Private	617	Montgomery Village
IL	Private	610	Montgomery Village
IL	Private	211	Montgomery Village
IL	Private	108	Montgomery Village
IL	Private	208	Montgomery Village
IL	Private	204	Montgomery Village
IL	Private	602	Montgomery Village
IL	Private	519	Montgomery Village
IL	Private	222	Montgomery Village
IL	Private	225	Montgomery Village
IL	Private	522	Montgomery Village

8

I L	Private	524	Montgomery Village
IL	Private	528	Montgomery Village
IL	Private	526	Montgomery Village
IL	Private	221	Montgomery Village
IL	Private	209	Montgomery Village
IL	Private	110	Montgomery Village
IL	Private	507	Montgomery Village
IL	Private	506	Montgomery Village
IL	Private	517	Montgomery Village
IL	Private	219	Montgomery Village
IL	Private	611	Montgomery Village
IL	Private	505	Montgomery Village
IL	Private	103	Montgomery Village
IL	Private	109	Montgomery Village
AL	Private	104	Huntington Common
AL	Private	109	Huntington Common
AL	Private	102	Huntington Common
AL	Private	124	Huntington Common
AL	Private	112	Huntington Common
AL	Private	223	Huntington Common
AL	Private	110	Huntington Common
AL	Private	206	Huntington Common
AL	Private	214	Huntington Common
AL	Private	107	Huntington Common
AL	Private	120	Huntington Common
AL	Private	219	Huntington Common
AL	Private	101	Huntington Common
AL	Private	115	Huntington Common
AL	Private	213	Huntington Common
AL	Private	117	Huntington Common
AL	Private	114	Huntington Common
AL	Private	215	Huntington Common
AL	Private	105	Huntington Common
AL	Private	121	Huntington Common
AL	Private	221	Huntington Common
AL	Private	106	Huntington Common
AL	Private	203	Huntington Common
AL	Private	205	Huntington Common
AL	Private	108	Huntington Common
AL	Private	211	Huntington Common
AL	Private	119	Huntington Common
AL	Private	216	Huntington Common
AL	Private	212	Huntington Common
AL	Private	210	Huntington Common
AL	Private	201	Huntington Common
AL	Private	224	Huntington Common
AL	Private	209	Huntington Common
AL	Private	113	Huntington Common
AL	Private	222	Huntington Common
AL	Private	218	Huntington Common
AL	Private	208	Huntington Common
AL	Private	202	Huntington Common
AL	Private	122	Huntington Common
AL	Private	204	Huntington Common
AL	Private	220	Huntington Common
AL	Private	116	Huntington Common

9

AL	Private	207	Huntington Common
AL	Private	111	Huntington Common
AL	Semi Private	103	Huntington Common
AL	Semi Private	103	Huntington Common
AL	Semi Private	118	Huntington Common
AL	Semi Private	118	Huntington Common
AL	Semi Private	217	Huntington Common
AL	Semi Private	217	Huntington Common
AL	Semi Private	123	Huntington Common
AL	Semi Private	123	Huntington Common
ALZ	Private	328	Huntington Common
ALZ	Private	327	Huntington Common
ALZ	Private	318	Huntington Common
ALZ	Private	310	Huntington Common
ALZ	Private	312	Huntington Common
ALZ	Private	314	Huntington Common
ALZ	Private	305	Huntington Common
ALZ	Private	322	Huntington Common
ALZ	Private	316	Huntington Common
ALZ	Private	300	Huntington Common
ALZ	Private	326	Huntington Common
ALZ	Private	306	Huntington Common
ALZ	Private	308	Huntington Common
ALZ	Private	329	Huntington Common
ALZ	Private	323	Huntington Common
ALZ	Private	303	Huntington Common
ALZ	Private	302	Huntington Common
ALZ	Private	301	Huntington Common
ALZ	Semi Private	307	Huntington Common
ALZ	Semi Private	324	Huntington Common
ALZ	Semi Private	304	Huntington Common
ALZ	Semi Private	324	Huntington Common
ALZ	Semi Private	304	Huntington Common
ALZ	Semi Private	330	Huntington Common
ALZ	Semi Private	325	Huntington Common
ALZ	Semi Private	307	Huntington Common
IL	Private	102	Huntington Common
IL	Private	103	Huntington Common
IL	Private	104	Huntington Common
IL	Private	110	Huntington Common
IL	Private	111	Huntington Common
IL	Private	114	Huntington Common
IL	Private	115	Huntington Common
IL	Private	120	Huntington Common
IL	Private	121	Huntington Common
IL	Private	122	Huntington Common
IL	Private	123	Huntington Common
IL	Private	128	Huntington Common
IL	Private	130	Huntington Common
IL	Private	131	Huntington Common
IL	Private	132	Huntington Common
IL	Private	133	Huntington Common
IL	Private	134	Huntington Common
IL	Private	135	Huntington Common
IL	Private	150	Huntington Common
IL	Private	151	Huntington Common

10

IL	Private	155	Huntington Common
IL	Private	158	Huntington Common
IL	Private	162	Huntington Common
IL	Private	163	Huntington Common
IL	Private	202	Huntington Common
IL	Private	204	Huntington Common
IL	Private	205	Huntington Common
IL	Private	210	Huntington Common
IL	Private	211	Huntington Common
IL	Private	214	Huntington Common
IL	Private	215	Huntington Common
IL	Private	220	Huntington Common
IL	Private	221	Huntington Common
IL	Private	222	Huntington Common
IL	Private	223	Huntington Common
IL	Private	228	Huntington Common
IL	Private	229	Huntington Common
IL	Private	230	Huntington Common
IL	Private	231	Huntington Common
IL	Private	232	Huntington Common
IL	Private	233	Huntington Common
IL	Private	234	Huntington Common
IL	Private	235	Huntington Common
IL	Private	100	Huntington Common
IL	Private	101	Huntington Common
IL	Private	107	Huntington Common
IL	Private	108	Huntington Common
IL	Private	109	Huntington Common
IL	Private	116	Huntington Common
IL	Private	117	Huntington Common
IL	Private	118	Huntington Common
IL	Private	124	Huntington Common
IL	Private	125	Huntington Common
IL	Private	126	Huntington Common
IL	Private	127	Huntington Common
IL	Private	200	Huntington Common
IL	Private	207	Huntington Common
IL	Private	208	Huntington Common
IL	Private	209	Huntington Common
IL	Private	216	Huntington Common
IL	Private	217	Huntington Common
IL	Private	218	Huntington Common
IL	Private	219	Huntington Common
IL	Private	224	Huntington Common
IL	Private	225	Huntington Common
IL	Private	227	Huntington Common
IL	Private	2	Huntington Common
IL	Private	3	Huntington Common
IL	Private	4	Huntington Common
IL	Private	5	Huntington Common
IL	Private	7	Huntington Common
IL	Private	10	Huntington Common
IL	Private	12	Huntington Common
IL	Private	14	Huntington Common
IL	Private	15	Huntington Common
IL	Private	16	Huntington Common

11

IL	Private	17	Huntington Common
IL	Private	19	Huntington Common
IL	Private	21	Huntington Common
IL	Private	23	Huntington Common
IL	Private	25	Huntington Common
IL	Private	27	Huntington Common
IL	Private	29	Huntington Common
IL	Private	31	Huntington Common
IL	Private	37	Huntington Common
IL	Private	152	Huntington Common
IL	Private	153	Huntington Common
IL	Private	154	Huntington Common
IL	Private	156	Huntington Common
IL	Private	157	Huntington Common
IL	Private	159	Huntington Common
IL	Private	160	Huntington Common
IL	Private	161	Huntington Common
AL	Private	207	Dix Hills
AL	Semi Private	232	Dix Hills
AL	Private	138	Dix Hills
AL	Semi Private	208	Dix Hills
AL	Semi Private	204	Dix Hills
AL	Private	224	Dix Hills
AL	Private	227	Dix Hills
AL	Private	228	Dix Hills
AL	Semi Private	211	Dix Hills
AL	Semi Private	211	Dix Hills
AL	Semi Private	232	Dix Hills
AL	Private	114	Dix Hills
AL	Private	225	Dix Hills
AL	Private	206	Dix Hills
AL	Private	113	Dix Hills
AL	Private	242	Dix Hills
AL	Semi Private	137	Dix Hills
AL	Semi Private	137	Dix Hills
AL	Semi Private	212	Dix Hills
AL	Private	214	Dix Hills
AL	Semi Private	117	Dix Hills
AL	Private	233	Dix Hills
AL	Private	101	Dix Hills
AL	Private	229	Dix Hills
AL	Semi Private	209	Dix Hills
AL	Private	120	Dix Hills
AL	Semi Private	239	Dix Hills
AL	Semi Private	243	Dix Hills
AL	Semi Private	243	Dix Hills
AL	Private	235	Dix Hills
AL	Private	237	Dix Hills
AL	Private	215	Dix Hills
AL	Semi Private	140	Dix Hills
AL	Semi Private	140	Dix Hills
AL	Private	226	Dix Hills
AL	Private	142	Dix Hills
AL	Private	210	Dix Hills
AL	Private	238	Dix Hills
AL	Private	218	Dix Hills

12

AL	Private	219	Dix Hills
AL	Semi Private	239	Dix Hills
AL	Semi Private	236	Dix Hills
AL	Private	116	Dix Hills
AL	Private	221	Dix Hills
AL	Private	115	Dix Hills
AL	Semi Private	141	Dix Hills
AL	Semi Private	141	Dix Hills
AL	Semi Private	240	Dix Hills
AL	Private	231	Dix Hills
AL	Private	201	Dix Hills
AL	Private	143	Dix Hills
AL	Semi Private	212	Dix Hills
AL	Private	119	Dix Hills
AL	Private	139	Dix Hills
AL	Private	205	Dix Hills
AL	Private	222	Dix Hills
AL	Semi Private	240	Dix Hills
AL	Private	136	Dix Hills
AL	Private	223	Dix Hills
AL	Semi Private	208	Dix Hills
AL	Semi Private	241	Dix Hills
AL	Semi Private	203	Dix Hills
AL	Semi Private	111	Dix Hills
AL	Semi Private	111	Dix Hills
AL	Private	133	Dix Hills
AL	Private	213	Dix Hills
AL	Semi Private	203	Dix Hills
AL	Private	134	Dix Hills
AL	Private	202	Dix Hills
AL	Private	112	Dix Hills
AL	Semi Private	209	Dix Hills
ALZ	Private	121	Dix Hills
ALZ	Private	128	Dix Hills
ALZ	Private	125	Dix Hills
ALZ	Private	129	Dix Hills
ALZ	Semi Private	130	Dix Hills
ALZ	Semi Private	127	Dix Hills
ALZ	Semi Private	122	Dix Hills
ALZ	Semi Private	122	Dix Hills
ALZ	Semi Private	126	Dix Hills
ALZ	Semi Private	123	Dix Hills
ALZ	Semi Private	130	Dix Hills
ALZ	Semi Private	123	Dix Hills
ALZ	Semi Private	124	Dix Hills
ALZ	Semi Private	124	Dix Hills
ALZ	Semi Private	127	Dix Hills
ALZ	Semi Private	126	Dix Hills
AL	Private	202	East Meadow
AL	Private	130	East Meadow
AL	Semi Private	219	East Meadow
AL	Semi Private	122	East Meadow
AL	Semi Private	119	East Meadow
AL	Private	229	East Meadow
AL	Private	201	East Meadow
AL	Semi Private	309	East Meadow

13

AL	Private	128	East Meadow
AL	Private	231	East Meadow
AL	Semi Private	119	East Meadow
AL	Private	302	East Meadow
AL	Private	120	East Meadow
AL	Private	226	East Meadow
AL	Private	215	East Meadow
AL	Private	310	East Meadow
AL	Semi Private	216	East Meadow
AL	Semi Private	205	East Meadow
AL	Semi Private	205	East Meadow
AL	Private	207	East Meadow
AL	Private	121	East Meadow
AL	Private	225	East Meadow
AL	Semi Private	222	East Meadow
AL	Semi Private	219	East Meadow
AL	Semi Private	216	East Meadow
AL	Private	307	East Meadow
AL	Semi Private	116	East Meadow
AL	Private	220	East Meadow
AL	Private	117	East Meadow
AL	Semi Private	305	East Meadow
AL	Semi Private	305	East Meadow
AL	Private	114	East Meadow
AL	Semi Private	309	East Meadow
AL	Private	306	East Meadow
AL	Private	224	East Meadow
AL	Private	123	East Meadow
AL	Private	227	East Meadow
AL	Semi Private	122	East Meadow
AL	Private	303	East Meadow
AL	Private	115	East Meadow
AL	Private	132	East Meadow
AL	Private	228	East Meadow
AL	Private	118	East Meadow
AL	Private	209	East Meadow
AL	Private	206	East Meadow
AL	Private	312	East Meadow
AL	Private	127	East Meadow
AL	Private	223	East Meadow
AL	Private	230	East Meadow
AL	Private	211	East Meadow
AL	Private	311	East Meadow
AL	Private	125	East Meadow
AL	Private	232	East Meadow
AL	Private	113	East Meadow
AL	Private	124	East Meadow
AL	Private	208	East Meadow
AL	Private	126	East Meadow
AL	Private	304	East Meadow
AL	Private	210	East Meadow
AL	Private	131	East Meadow
AL	Private	233	East Meadow
AL	Private	217	East Meadow
AL	Private	308	East Meadow
AL	Private	203	East Meadow

14

AL	Private	221	East Meadow
AL	Private	218	East Meadow
AL	Semi Private	116	East Meadow
AL	Semi Private	234	East Meadow
AL	Private	301	East Meadow
AL	Private	212	East Meadow
AL	Semi Private	234	East Meadow
AL	Private	133	East Meadow
AL	Private	129	East Meadow
ALZ	Private	321	East Meadow
ALZ	Private	318	East Meadow
ALZ	Semi Private	319	East Meadow
ALZ	Private	325	East Meadow
ALZ	Semi Private	331	East Meadow
ALZ	Semi Private	330	East Meadow
ALZ	Private	333	East Meadow
ALZ	Semi Private	329	East Meadow
ALZ	Semi Private	334	East Meadow
ALZ	Semi Private	334	East Meadow
ALZ	Semi Private	330	East Meadow
ALZ	Semi Private	322	East Meadow
ALZ	Private	327	East Meadow
ALZ	Semi Private	322	East Meadow
ALZ	Semi Private	313	East Meadow
ALZ	Semi Private	326	East Meadow
ALZ	Semi Private	326	East Meadow
ALZ	Semi Private	331	East Meadow
ALZ	Semi Private	313	East Meadow
ALZ	Private	324	East Meadow
ALZ	Semi Private	329	East Meadow
ALZ	Private	320	East Meadow
ALZ	Private	332	East Meadow
ALZ	Semi Private	319	East Meadow
ALZ	Private	323	East Meadow
ALZ	Private	328	East Meadow
AL	Semi Private	107	Crystal Lake
AL	Private	229	Crystal Lake
AL	Private	221	Crystal Lake
AL	Semi Private	205	Crystal Lake
AL	Private	102	Crystal Lake
AL	Private	216	Crystal Lake
AL	Semi Private	202	Crystal Lake
AL	Private	218	Crystal Lake
AL	Semi Private	107	Crystal Lake
AL	Private	213	Crystal Lake
AL	Semi Private	211	Crystal Lake
AL	Private	226	Crystal Lake
AL	Private	109	Crystal Lake
AL	Private	215	Crystal Lake
AL	Private	212	Crystal Lake
AL	Semi Private	202	Crystal Lake
AL	Private	223	Crystal Lake
AL	Private	224	Crystal Lake
AL	Semi Private	233	Crystal Lake
AL	Private	106	Crystal Lake
AL	Private	219	Crystal Lake

15

AL	Semi Private	101	Crystal Lake
AL	Private	222	Crystal Lake
AL	Private	108	Crystal Lake
AL	Private	234	Crystal Lake
AL	Private	104	Crystal Lake
AL	Private	110	Crystal Lake
AL	Private	228	Crystal Lake
AL	Private	217	Crystal Lake
AL	Private	201	Crystal Lake
AL	Private	227	Crystal Lake
AL	Private	132	Crystal Lake
AL	Private	208	Crystal Lake
AL	Private	103	Crystal Lake
AL	Private	231	Crystal Lake
AL	Semi Private	205	Crystal Lake
AL	Semi Private	204	Crystal Lake
AL	Semi Private	204	Crystal Lake
AL	Private	209	Crystal Lake
AL	Private	105	Crystal Lake
AL	Private	230	Crystal Lake
AL	Private	232	Crystal Lake
AL	Private	225	Crystal Lake
AL	Private	214	Crystal Lake
AL	Semi Private	210	Crystal Lake
AL	Private	206	Crystal Lake
AL	Private	203	Crystal Lake
AL	Private	220	Crystal Lake
AL	Semi Private	233	Crystal Lake
AL	Semi Private	211	Crystal Lake
AL	Semi Private	207	Crystal Lake
ALZ	Private	116	Crystal Lake
ALZ	Private	117	Crystal Lake
ALZ	Semi Private	118	Crystal Lake
ALZ	Semi Private	118	Crystal Lake
ALZ	Semi Private	119	Crystal Lake
ALZ	Semi Private	120	Crystal Lake
ALZ	Private	124	Crystal Lake
ALZ	Semi Private	125	Crystal Lake
ALZ	Private	126	Crystal Lake
ALZ	Semi Private	127	Crystal Lake
ALZ	Semi Private	128	Crystal Lake
ALZ	Semi Private	128	Crystal Lake
ALZ	Semi Private	129	Crystal Lake
ALZ	Semi Private	129	Crystal Lake
ALZ	Private	130	Crystal Lake
ALZ	Private	131	Crystal Lake
AL	Private	114	Claremont
AL	Semi Private	115	Claremont
AL	Semi Private	115	Claremont
AL	Private	116	Claremont
AL	Private	117	Claremont
AL	Private	119	Claremont
AL	Private	120	Claremont
AL	Private	144	Claremont
AL	Private	146	Claremont
AL	Private	205	Claremont

16

AL	Private	207	Claremont
AL	Semi Private	210	Claremont
AL	Private	211	Claremont
AL	Semi Private	212	Claremont
AL	Semi Private	212	Claremont
AL	Private	213	Claremont
AL	Private	214	Claremont
AL	Private	215	Claremont
AL	Private	216	Claremont
AL	Semi Private	217	Claremont
AL	Semi Private	217	Claremont
AL	Semi Private	218	Claremont
AL	Semi Private	218	Claremont
AL	Private	220	Claremont
AL	Private	226	Claremont
AL	Private	227	Claremont
AL	Private	228	Claremont
AL	Private	230	Claremont
AL	Private	231	Claremont
AL	Private	232	Claremont
AL	Private	233	Claremont
AL	Private	234	Claremont
AL	Private	235	Claremont
AL	Private	236	Claremont
AL	Semi Private	237	Claremont
AL	Semi Private	237	Claremont
AL	Private	238	Claremont
AL	Private	243	Claremont
AL	Private	244	Claremont
AL	Private	245	Claremont
AL	Private	248	Claremont
AL	Private	249	Claremont
AL	Private	250	Claremont
AL	Private	252	Claremont
ALZ	Semi Private	121	Claremont
ALZ	Semi Private	121	Claremont
ALZ	Semi Private	122	Claremont
ALZ	Private	123	Claremont
ALZ	Semi Private	124	Claremont
ALZ	Semi Private	124	Claremont
ALZ	Private	130	Claremont
ALZ	Private	131	Claremont
ALZ	Semi Private	132	Claremont
ALZ	Semi Private	134	Claremont
ALZ	Semi Private	134	Claremont
ALZ	Private	135	Claremont
ALZ	Private	136	Claremont
ALZ	Semi Private	137	Claremont
ALZ	Semi Private	137	Claremont
AL	Private	225	Chesterfield
AL	Private	230	Chesterfield
AL	Private	119	Chesterfield
AL	Private	115	Chesterfield
AL	Private	219	Chesterfield
AL	Private	226	Chesterfield
AL	Private	229	Chesterfield

17

AL	Private	210	Chesterfield
AL	Private	203	Chesterfield
AL	Private	108	Chesterfield
AL	Private	106	Chesterfield
AL	Private	105	Chesterfield
AL	Private	228	Chesterfield
AL	Private	227	Chesterfield
AL	Private	223	Chesterfield
AL	Private	118	Chesterfield
AL	Private	103	Chesterfield
AL	Private	204	Chesterfield
AL	Private	214	Chesterfield
AL	Private	215	Chesterfield
AL	Private	104	Chesterfield
AL	Private	224	Chesterfield
AL	Private	107	Chesterfield
AL	Private	116	Chesterfield
AL	Private	117	Chesterfield
AL	Private	111	Chesterfield
AL	Private	213	Chesterfield
AL	Private	211	Chesterfield
AL	Private	201	Chesterfield
AL	Private	202	Chesterfield
AL	Private	113	Chesterfield
AL	Private	114	Chesterfield
AL	Private	221	Chesterfield
AL	Private	205	Chesterfield
AL	Private	217	Chesterfield
AL	Private	207	Chesterfield
AL	Private	208	Chesterfield
AL	Private	112	Chesterfield
AL	Private	218	Chesterfield
AL	Semi Private	209	Chesterfield
AL	Semi Private	109	Chesterfield
AL	Semi Private	220	Chesterfield
AL	Semi Private	209	Chesterfield
AL	Semi Private	212	Chesterfield
AL	Semi Private	212	Chesterfield
AL	Semi Private	110	Chesterfield
AL	Semi Private	220	Chesterfield
AL	Semi Private	109	Chesterfield
AL	Semi Private	110	Chesterfield
ALZ	Private	317	Chesterfield
ALZ	Private	318	Chesterfield
ALZ	Private	322	Chesterfield
ALZ	Private	314	Chesterfield
ALZ	Private	326	Chesterfield
ALZ	Private	306	Chesterfield
ALZ	Private	324	Chesterfield
ALZ	Private	303	Chesterfield
ALZ	Private	323	Chesterfield
ALZ	Private	319	Chesterfield
ALZ	Private	311	Chesterfield
ALZ	Semi Private	308	Chesterfield
ALZ	Semi Private	320	Chesterfield
ALZ	Semi Private	330	Chesterfield

18

ALZ	Semi Private	304	Chesterfield
ALZ	Semi Private	328	Chesterfield
ALZ	Semi Private	316	Chesterfield
ALZ	Semi Private	328	Chesterfield
ALZ	Semi Private	312	Chesterfield
ALZ	Semi Private	329	Chesterfield
ALZ	Semi Private	302	Chesterfield
ALZ	Semi Private	325	Chesterfield
ALZ	Semi Private	316	Chesterfield
ALZ	Semi Private	321	Chesterfield
ALZ	Semi Private	301	Chesterfield
ALZ	Semi Private	312	Chesterfield
ALZ	Semi Private	310	Chesterfield
ALZ	Semi Private	304	Chesterfield
ALZ	Semi Private	310	Chesterfield
ALZ	Semi Private	329	Chesterfield
ALZ	Semi Private	320	Chesterfield
ALZ	Semi Private	327	Chesterfield
ALZ	Semi Private	309	Chesterfield
ALZ	Semi Private	302	Chesterfield
ALZ	Semi Private	330	Chesterfield
ALZ	Semi Private	307	Chesterfield
ALZ	Semi Private	325	Chesterfield
ALZ	Semi Private	308	Chesterfield
ALZ	Semi Private	309	Chesterfield
ALZ	Semi Private	301	Chesterfield
ALZ	Semi Private	305	Chesterfield
ALZ	Semi Private	307	Chesterfield
ALZ	Semi Private	305	Chesterfield
ALZ	Semi Private	321	Chesterfield
ALZ	Semi Private	327	Chesterfield
AL	Private	403	Weston
AL	Semi Private	407	Weston
AL	Semi Private	103	Weston
AL	Private	106	Weston
AL	Semi Private	308	Weston
AL	Semi Private	100	Weston
AL	Private	306	Weston
AL	Semi Private	308	Weston
AL	Private	104	Weston
AL	Private	105	Weston
AL	Private	102	Weston
AL	Private	401	Weston
AL	Private	404	Weston
AL	Private	304	Weston
AL	Private	203	Weston
AL	Semi Private	103	Weston
AL	Private	101	Weston
AL	Private	305	Weston
AL	Private	405	Weston
AL	Private	307	Weston
AL	Private	201	Weston
AL	Private	310	Weston
AL	Private	406	Weston
AL	Private	202	Weston
AL	Private	301	Weston

19

AL	Private	408	Weston
AL	Private	402	Weston
AL	Private	303	Weston
AL	Private	311	Weston
AL	Private	409	Weston
AL	Private	105	Holbrook
AL	Private	106	Holbrook
AL	Semi Private	107	Holbrook
AL	Semi Private	107	Holbrook
AL	Private	108	Holbrook
AL	Private	109	Holbrook
AL	Private	110	Holbrook
AL	Semi Private	111	Holbrook
AL	Semi Private	111	Holbrook
AL	Private	112	Holbrook
AL	Semi Private	113	Holbrook
AL	Semi Private	113	Holbrook
AL	Semi Private	114	Holbrook
AL	Semi Private	114	Holbrook
AL	Semi Private	115	Holbrook
AL	Semi Private	116	Holbrook
AL	Semi Private	116	Holbrook
AL	Semi Private	118	Holbrook
AL	Semi Private	118	Holbrook
AL	Semi Private	201	Holbrook
AL	Semi Private	201	Holbrook
AL	Private	202	Holbrook
AL	Private	203	Holbrook
AL	Private	204	Holbrook
AL	Semi Private	205	Holbrook
AL	Semi Private	205	Holbrook
AL	Private	206	Holbrook
AL	Private	207	Holbrook
AL	Semi Private	209	Holbrook
AL	Semi Private	209	Holbrook
AL	Private	210	Holbrook
AL	Semi Private	211	Holbrook
AL	Private	212	Holbrook
AL	Private	213	Holbrook
AL	Private	214	Holbrook
AL	Semi Private	215	Holbrook
AL	Semi Private	215	Holbrook
AL	Semi Private	216	Holbrook
AL	Semi Private	216	Holbrook
AL	Private	217	Holbrook
AL	Private	218	Holbrook
AL	Private	219	Holbrook
AL	Private	221	Holbrook
AL	Private	222	Holbrook
AL	Private	223	Holbrook
AL	Private	224	Holbrook
AL	Private	225	Holbrook
AL	Private	226	Holbrook
AL	Semi Private	227	Holbrook
AL	Semi Private	227	Holbrook
AL	Private	228	Holbrook

20

AL	Private	229	Holbrook
AL	Private	230	Holbrook
AL	Private	231	Holbrook
AL	Private	232	Holbrook
AL	Private	233	Holbrook
AL	Private	234	Holbrook
AL	Private	235	Holbrook
AL	Private	236	Holbrook
AL	Private	237	Holbrook
AL	Private	238	Holbrook
AL	Private	239	Holbrook
AL	Private	240	Holbrook
AL	Private	241	Holbrook
AL	Semi Private	242	Holbrook
AL	Semi Private	242	Holbrook
AL	Semi Private	243	Holbrook
AL	Semi Private	243	Holbrook
AL	Private	244	Holbrook
AL	Semi Private	245	Holbrook
AL	Semi Private	245	Holbrook
AL	Private	246	Holbrook
AL	Private	247	Holbrook
AL	Private	248	Holbrook
AL	Semi Private	249	Holbrook
AL	Semi Private	249	Holbrook
ALZ	Private	125	Holbrook
ALZ	Private	126	Holbrook
ALZ	Semi Private	127	Holbrook
ALZ	Semi Private	127	Holbrook
ALZ	Private	128	Holbrook
ALZ	Private	129	Holbrook
ALZ	Private	130	Holbrook
ALZ	Private	131	Holbrook
ALZ	Private	132	Holbrook
ALZ	Semi Private	133	Holbrook
ALZ	Semi Private	133	Holbrook
ALZ	Private	134	Holbrook
ALZ	Private	140	Holbrook
ALZ	Private	141	Holbrook
ALZ	Semi Private	142	Holbrook
ALZ	Semi Private	142	Holbrook
ALZ	Semi Private	143	Holbrook
ALZ	Semi Private	143	Holbrook
ALZ	Semi Private	144	Holbrook
ALZ	Semi Private	144	Holbrook
ALZ	Semi Private	145	Holbrook
ALZ	Semi Private	145	Holbrook
ALZ	Semi Private	146	Holbrook
ALZ	Semi Private	146	Holbrook
ALZ	Private	147	Holbrook
AL	Private	207	Gurnee
AL	Private	231	Gurnee
AL	Private	103	Gurnee
AL	Private	214	Gurnee
AL	Private	218	Gurnee
AL	Semi Private	226	Gurnee

21

AL	Private	108	Gurnee
AL	Private	234	Gurnee
AL	Private	217	Gurnee
AL	Private	229	Gurnee
AL	Private	104	Gurnee
AL	Private	201	Gurnee
AL	Private	220	Gurnee
AL	Semi Private	209	Gurnee
AL	Semi Private	209	Gurnee
AL	Semi Private	101	Gumee
AL	Private	208	Gumee
AL	Private	210	Gumee
AL	Private	206	Gurnee
AL	Private	111	Gumee
AL	Private	204	Gumee
AL	Private	205	Gurnee
AL	Private	211	Gurnee
AL	Semi Private	107	Gumee
AL	Semi Private	221	Gumee
AL	Semi Private	221	Gumee
AL	Private	106	Gurnee
AL	Private	223	Gumee
AL	Private	228	Gumee
AL	Semi Private	133	Gurnee
AL	Private	232	Gurnee
AL	Semi Private	233	Gurnee
AL	Private	215	Gurnee
AL	Semi Private	226	Gurnee
AL	Private	105	Gurnee
AL	Private	202	Gumee
AL	Private	212	Gumee
AL	Private	227	Gurnee
AL	Semi Private	133	Gumee
AL	Private	109	Gumee
AL	Semi Private	230	Gurnee
AL	Semi Private	230	Gurnee
AL	Private	110	Gumee
AL	Semi Private	235	Gumee
AL	Private	222	Gurnee
AL	Private	216	Gurnee
AL	Private	224	Gurnee
AL	Private	203	Gumee
AL	Private	213	Gurnee
AL	Semi Private	101	Gurnee
AL	Private	225	Gurnee
ALZ	Private	127	Gurnee
ALZ	Private	117	Gurnee
ALZ	Semi Private	121	Gurnee
ALZ	Semi Private	130	Gurnee
ALZ	Semi Private	129	Gurnee
ALZ	Private	119	Gurnee
ALZ	Semi Private	129	Gumee
ALZ	Private	118	Gurnee
ALZ	Private	132	Gurnee
ALZ	Private	125	Gurnee
ALZ	Semi Private	128	Gurnee

22

ALZ	Semi Private	126	Gurnee
ALZ	Private	131	Gurnee
ALZ	Semi Private	128	Gumee
ALZ	Semi Private	121	Gurnee
ALZ	Private	120	Gurnee
AL	Semi Private	101	Gahanna
AL	Semi Private	101	Gahanna
AL	Private	102	Gahanna
AL	Private	103	Gahanna
AL	Private	104	Gahanna
AL	Private	105	Gahanna
AL	Private	106	Gahanna
AL	Private	107	Gahanna
AL	Private	108	Gahanna
AL	Private	109	Gahanna
AL	Semi Private	110	Gahanna
AL	Private	111	Gahanna
AL	Private	112	Gahanna
AL	Private	301	Gahanna
AL	Private	302	Gahanna
AL	Private	303	Gahanna
AL	Semi Private	304	Gahanna
AL	Semi Private	304	Gahanna
AL	Semi Private	305	Gahanna
AL	Semi Private	305	Gahanna
AL	Semi Private	306	Gahanna
AL	Semi Private	306	Gahanna
AL	Private	307	Gahanna
AL	Private	308	Gahanna
AL	Private	309	Gahanna
AL	Private	310	Gahanna
AL	Private	311	Gahanna
AL	Semi Private	312	Gahanna
AL	Semi Private	312	Gahanna
AL	Private	313	Gahanna
AL	Private	401	Gahanna
AL	Private	402	Gahanna
AL	Private	403	Gahanna
AL	Private	404	Gahanna
AL	Private	405	Gahanna
AL	Private	406	Gahanna
AL	Private	407	Gahanna
AL	Private	408	Gahanna
AL	Private	409	Gahanna
AL	Private	410	Gahanna
AL	Private	411	Gahanna
ALZ	Private	201	Gahanna
ALZ	Private	202	Gahanna
ALZ	Semi Private	203	Gahanna
ALZ	Semi Private	203	Gahanna
ALZ	Private	204	Gahanna
ALZ	Semi Private	205	Gahanna
ALZ	Semi Private	205	Gahanna
ALZ	Private	206	Gahanna
ALZ	Private	207	Gahanna
ALZ	Private	208	Gahanna

23

ALZ	Private	209	Gahanna
ALZ	Semi Private	210	Gahanna
ALZ	Semi Private	210	Gahanna
ALZ	Private	211	Gahanna
ALZ	Semi Private	212	Gahanna
ALZ	Private	213	Gahanna
ALZ	Private	214	Gahanna
AL	Private	128	Flossmoor
AL	Private	129	Flossmoor
AL	Private	130	Flossmoor
AL	Semi Private	131	Flossmoor
AL	Semi Private	131	Flossmoor
AL	Private	132	Flossmoor
AL	Private	133	Flossmoor
AL	Private	134	Flossmoor
AL	Semi Private	135	Flossmoor
AL	Semi Private	135	Flossmoor
AL	Semi Private	136	Flossmoor
AL	Private	201	Flossmoor
AL	Semi Private	202	Flossmoor
AL	Semi Private	202	Flossmoor
AL	Semi Private	203	Flossmoor
AL	Semi Private	203	Flossmoor
AL	Private	204	Flossmoor
AL	Private	205	Flossmoor
AL	Private	206	Flossmoor
AL	Semi Private	207	Flossmoor
AL	Private	208	Flossmoor
AL	Private	209	Flossmoor
AL	Private	210	Flossmoor
AL	Private	211	Flossmoor
AL	Private	212	Flossmoor
AL	Private	213	Flossmoor
AL	Semi Private	214	Flossmoor
AL	Semi Private	214	Flossmoor
AL	Private	215	Flossmoor
AL	Semi Private	216	Flossmoor
AL	Semi Private	217	Flossmoor
AL	Semi Private	217	Flossmoor
AL	Private	218	Flossmoor
AL	Semi Private	220	Flossmoor
AL	Semi Private	220	Flossmoor
AL	Semi Private	221	Flossmoor
AL	Semi Private	221	Flossmoor
AL	Private	222	Flossmoor
AL	Private	223	Flossmoor
AL	Semi Private	224	Flossmoor
AL	Private	225	Flossmoor
AL	Private	226	Flossmoor
AL	Private	227	Flossmoor
AL	Private	228	Flossmoor
AL	Private	229	Flossmoor
AL	Private	230	Flossmoor
AL	Private	231	Flossmoor
AL	Private	232	Flossmoor
AL	Private	233	Flossmoor

24

AL	Semi Private	234	Flossmoor
AL	Semi Private	234	Flossmoor
AL	Private	235	Flossmoor
AL	Semi Private	236	Flossmoor
AL	Private	237	Flossmoor
ALZ	Semi Private	116	Flossmoor
ALZ	Semi Private	117	Flossmoor
ALZ	Semi Private	121	Flossmoor
ALZ	Semi Private	116	Flossmoor
ALZ	Semi Private	126	Flossmoor
ALZ	Semi Private	126	Flossmoor
ALZ	Semi Private	113	Flossmoor
ALZ	Private	118	Flossmoor
ALZ	Private	111	Flossmoor
ALZ	Semi Private	113	Flossmoor
ALZ	Semi Private	114	Flossmoor
ALZ	Semi Private	110	Flossmoor
ALZ	Private	112	Flossmoor
ALZ	Semi Private	125	Flossmoor
ALZ	Semi Private	122	Flossmoor
ALZ	Private	119	Flossmoor
ALZ	Semi Private	122	Flossmoor
ALZ	Private	127	Flossmoor
ALZ	Semi Private	115	Flossmoor
ALZ	Semi Private	121	Flossmoor
ALZ	Semi Private	115	Flossmoor
ALZ	Semi Private	110	Flossmoor
ALZ	Semi Private	114	Flossmoor
ALZ	Semi Private	123	Flossmoor
AL	Private	210	Edgewater
AL	Private	208	Edgewater
AL	Semi Private	103	Edgewater
AL	Private	112	Edgewater
AL	Private	110	Edgewater
AL	Private	114	Edgewater
AL	Private	201	Edgewater
AL	Semi Private	113	Edgewater
AL	Semi Private	113	Edgewater
AL	Semi Private	206	Edgewater
AL	Semi Private	206	Edgewater
AL	Private	218	Edgewater
AL	Semi Private	222	Edgewater
AL	Semi Private	222	Edgewater
AL	Semi Private	207	Edgewater
AL	Private	227	Edgewater
AL	Private	224	Edgewater
AL	Private	221	Edgewater
AL	Semi Private	103	Edgewater
AL	Semi Private	214	Edgewater
AL	Semi Private	226	Edgewater
AL	Semi Private	226	Edgewater
AL	Private	209	Edgewater
AL	Private	106	Edgewater
AL	Private	105	Edgewater
AL	Private	223	Edgewater
AL	Private	229	Edgewater

25

AL	Private	213	Edgewater
AL	Private	212	Edgewater
AL	Semi Private	111	Edgewater
AL	Private	230	Edgewater
AL	Semi Private	111	Edgewater
AL	Private	232	Edgewater
AL	Private	231	Edgewater
AL	Private	107	Edgewater
AL	Semi Private	207	Edgewater
AL	Private	109	Edgewater
AL	Semi Private	214	Edgewater
AL	Private	202	Edgewater
AL	Private	115	Edgewater
AL	Private	108	Edgewater
AL	Private	220	Edgewater
AL	Semi Private	204	Edgewater
AL	Private	211	Edgewater
AL	Private	228	Edgewater
AL	Private	203	Edgewater
ALZ	Semi Private	313	Edgewater
ALZ	Semi Private	307	Edgewater
ALZ	Semi Private	311	Edgewater
ALZ	Private	328	Edgewater
ALZ	Semi Private	306	Edgewater
ALZ	Private	329	Edgewater
ALZ	Semi Private	304	Edgewater
ALZ	Private	321	Edgewater
ALZ	Semi Private	307	Edgewater
ALZ	Private	318	Edgewater
ALZ	Private	309	Edgewater
ALZ	Private	312	Edgewater
ALZ	Private	305	Edgewater
ALZ	Semi Private	313	Edgewater
ALZ	Private	319	Edgewater
ALZ	Private	308	Edgewater
ALZ	Private	330	Edgewater
ALZ	Private	324	Edgewater
ALZ	Private	317	Edgewater
ALZ	Semi Private	304	Edgewater
ALZ	Semi Private	326	Edgewater
ALZ	Semi Private	311	Edgewater
ALZ	Private	316	Edgewater
ALZ	Semi Private	314	Edgewater
ALZ	Private	322	Edgewater
ALZ	Private	315	Edgewater
ALZ	Semi Private	323	Edgewater
ALZ	Semi Private	323	Edgewater
ALZ	Private	320	Edgewater
ALZ	Private	310	Edgewater
ALZ	Private	325	Edgewater
ALZ	Semi Private	327	Edgewater
ALZ	Semi Private	327	Edgewater
ALZ	Private	331	Edgewater
AL	Private	246	East Setauket
AL	Private	225	East Setauket
AL	Private	207	East Setauket

26

AL	Semi Private	238	East Setauket
AL	Private	218	East Setauket
AL	Private	220	East Setauket
AL	Semi Private	238	East Setauket
AL	Private	243	East Setauket
AL	Semi Private	239	East Setauket
AL	Private	206	East Setauket
AL	Private	137	East Setauket
AL	Private	233	East Setauket
AL	Semi Private	236	East Setauket
AL	Semi Private	237	East Setauket
AL	Private	130	East Setauket
AL	Private	242	East Setauket
AL	Private	203	East Setauket
AL	Private	230	East Setauket
AL	Private	221	East Setauket
AL	Private	223	East Setauket
AL	Private	219	East Setauket
AL	Private	217	East Setauket
AL	Private	212	East Setauket
AL	Private	231	East Setauket
AL	Semi Private	244	East Setauket
AL	Private	215	East Setauket
AL	Private	235	East Setauket
AL	Private	211	East Setauket
AL	Private	210	East Setauket
AL	Private	204	East Setauket
AL	Private	247	East Setauket
AL	Semi Private	236	East Setauket
AL	Private	226	East Setauket
AL	Private	202	East Setauket
AL	Private	216	East Setauket
AL	Private	131	East Setauket
AL	Private	133	East Setauket
AL	Private	132	East Setauket
AL	Private	138	East Setauket
AL	Private	245	East Setauket
AL	Semi Private	214	East Setauket
AL	Semi Private	214	East Setauket
AL	Private	222	East Setauket
AL	Private	209	East Setauket
AL	Semi Private	239	East Setauket
AL	Private	201	East Setauket
AL	Private	228	East Setauket
AL	Private	213	East Setauket
AL	Private	229	East Setauket
AL	Private	129	East Setauket
AL	Private	234	East Setauket
AL	Private	232	East Setauket
AL	Semi Private	244	East Setauket
AL	Semi Private	136	East Setauket
AL	Semi Private	136	East Setauket
AL	Semi Private	241	East Setauket
AL	Semi Private	241	East Setauket
AL	Private	205	East Setauket
AL	Private	227	East Setauket

27

AL	Semi Private	237	East Setauket
AL	Private	240	East Setauket
AL	Private	224	East Setauket
ALZ	Semi Private	123	East Setauket
ALZ	Private	115	East Setauket
ALZ	Private	126	East Setauket
ALZ	Semi Private	112	East Setauket
ALZ	Semi Private	113	East Setauket
ALZ	Semi Private	120	East Setauket
ALZ	Semi Private	110	East Setauket
ALZ	Private	102	East Setauket
ALZ	Private	125	East Setauket
ALZ	Semi Private	108	East Setauket
ALZ	Semi Private	120	East Setauket
ALZ	Private	101	East Setauket
ALZ	Semi Private	106	East Setauket
ALZ	Private	107	East Setauket
ALZ	Semi Private	112	East Setauket
ALZ	Semi Private	108	East Setauket
ALZ	Semi Private	106	East Setauket
ALZ	Private	121	East Setauket
ALZ	Private	118	East Setauket
ALZ	Semi Private	109	East Setauket
ALZ	Private	105	East Setauket
ALZ	Semi Private	114	East Setauket
ALZ	Semi Private	114	East Setauket
ALZ	Semi Private	123	East Setauket
ALZ	Semi Private	113	East Setauket
ALZ	Private	111	East Setauket
ALZ	Private	122	East Setauket
ALZ	Private	103	East Setauket
ALZ	Private	124	East Setauket
ALZ	Private	119	East Setauket
ALZ	Private	104	East Setauket
ALZ	Private	116	East Setauket
ALZ	Private	127	East Setauket
ALZ	Semi Private	109	East Setauket
ALZ	Private	128	East Setauket
ALZ	Semi Private	110	East Setauket
AL	Semi Private	101	Lincroft
AL	Semi Private	101	Lincroft
AL	Private	102	Lincroft
AL	Private	103	Lincroft
AL	Private	104	Lincroft
AL	Semi Private	105	Lincroft
AL	Semi Private	105	Lincroft
AL	Private	106	Lincroft
AL	Private	107	Lincroft
AL	Semi Private	108	Lincroft
AL	Semi Private	108	Lincroft
AL	Private	109	Lincroft
AL	Private	110	Lincroft
AL	Private	111	Lincroft
AL	Private	133	Lincroft
AL	Private	201	Lincroft
AL	Semi Private	202	Lincroft

28

AL	Semi Private	202	Lincroft
AL	Private	203	Lincroft
AL	Private	204	Lincroft
AL	Private	205	Lincroft
AL	Private	206	Lincroft
AL	Private	207	Lincroft
AL	Semi Private	208	Lincroft
AL	Semi Private	208	Lincroft
AL	Private	209	Lincroft
AL	Private	210	Lincroft
AL	Private	211	Lincroft
AL	Private	212	Lincroft
AL	Private	213	Lincroft
AL	Private	214	Lincroft
AL	Private	215	Lincroft
AL	Private	216	Lincroft
AL	Private	217	Lincroft
AL	Private	218	Lincroft
AL	Private	219	Lincroft
AL	Private	220	Lincroft
AL	Private	221	Lincroft
AL	Private	222	Lincroft
AL	Private	223	Lincroft
AL	Private	224	Lincroft
AL	Private	225	Lincroft
AL	Private	226	Lincroft
AL	Private	227	Lincroft
AL	Semi Private	228	Lincroft
AL	Semi Private	228	Lincroft
AL	Private	229	Lincroft
AL	Private	230	Lincroft
AL	Private	231	Lincroft
AL	Private	232	Lincroft
AL	Private	233	Lincroft
AL	Private	234	Lincroft
AL	Private	235	Lincroft
ALZ	Semi Private	128	Lincroft
ALZ	Semi Private	121	Lincroft
ALZ	Semi Private	130	Lincroft
ALZ	Private	132	Lincroft
ALZ	Semi Private	130	Lincroft
ALZ	Private	125	Lincroft
ALZ	Semi Private	129	Lincroft
ALZ	Semi Private	129	Lincroft
ALZ	Private	131	Lincroft
ALZ	Semi Private	121	Lincroft
ALZ	Private	117	Lincroft
ALZ	Private	120	Lincroft
ALZ	Private	127	Lincroft
ALZ	Private	119	Lincroft
ALZ	Semi Private	126	Lincroft
ALZ	Private	118	Lincroft
ALZ	Semi Private	128	Lincroft
AL	Private	127	Schaumburg
AL	Semi Private	222	Schaumburg
AL	Private	206	Schaumburg

29

AL	Private	128	Schaumburg
AL	Private	225	Schaumburg
AL	Private	126	Schaumburg
AL	Private	208	Schaumburg
AL	Semi Private	119	Schaumburg
AL	Private	132	Schaumburg
AL	Private	227	Schaumburg
AL	Semi Private	129	Schaumburg
AL	Private	131	Schaumburg
AL	Private	125	Schaumburg
AL	Semi Private	224	Schaumburg
AL	Private	232	Schaumburg
AL	Semi Private	124	Schaumburg
AL	Semi Private	124	Schaumburg
AL	Private	120	Schaumburg
AL	Private	130	Schaumburg
AL	Semi Private	219	Schaumburg
AL	Semi Private	229	Schaumburg
AL	Semi Private	122	Schaumburg
AL	Private	220	Schaumburg
AL	Private	202	Schaumburg
AL	Semi Private	219	Schaumburg
AL	Private	113	Schaumburg
AL	Semi Private	116	Schaumburg
AL	Private	121	Schaumburg
AL	Private	118	Schaumburg
AL	Semi Private	129	Schaumburg
AL	Private	215	Schaumburg
AL	Semi Private	133	Schaumburg
AL	Private	207	Schaumburg
AL	Private	223	Schaumburg
AL	Private	115	Schaumburg
AL	Private	218	Schaumburg
AL	Private	217	Schaumburg
AL	Private	117	Schaumburg
AL	Private	123	Schaumburg
AL	Private	212	Schaumburg
AL	Private	230	Schaumburg
AL	Private	201	Schaumburg
AL	Private	228	Schaumburg
AL	Private	233	Schaumburg
AL	Private	234	Schaumburg
AL	Private	231	Schaumburg
AL	Semi Private	116	Schaumburg
AL	Semi Private	205	Schaumburg
AL	Semi Private	205	Schaumburg
AL	Semi Private	222	Schaumburg
ALZ	Private	308	Schaumburg
ALZ	Semi Private	305	Schaumburg
ALZ	Semi Private	312	Schaumburg
ALZ	Semi Private	326	Schaumburg
ALZ	Semi Private	309	Schaumburg
ALZ	Semi Private	309	Schaumburg
ALZ	Private	320	Schaumburg
ALZ	Semi Private	318	Schaumburg
ALZ	Private	328	Schaumburg

30

ALZ	Private	333	Schaumburg
ALZ	Private	321	Schaumburg
ALZ	Semi Private	313	Schaumburg
ALZ	Semi Private	305	Schaumburg
ALZ	Semi Private	327	Schaumburg
ALZ	Semi Private	310	Schaumburg
ALZ	Semi Private	303	Schaumburg
ALZ	Semi Private	318	Schaumburg
ALZ	Semi Private	303	Schaumburg
ALZ	Private	304	Schaumburg
ALZ	Semi Private	322	Schaumburg
ALZ	Private	302	Schaumburg
ALZ	Semi Private	327	Schaumburg
ALZ	Semi Private	325	Schaumburg
ALZ	Semi Private	331	Schaumburg
ALZ	Semi Private	329	Schaumburg
ALZ	Semi Private	325	Schaumburg
ALZ	Semi Private	311	Schaumburg
ALZ	Private	306	Schaumburg
ALZ	Semi Private	329	Schaumburg
ALZ	Private	332	Schaumburg
ALZ	Semi Private	301	Schaumburg
ALZ	Semi Private	319	Schaumburg
ALZ	Semi Private	301	Schaumburg
ALZ	Semi Private	307	Schaumburg
AL	Private	103	Roseville
AL	Private	104	Roseville
AL	Private	105	Roseville
AL	Private	106	Roseville
AL	Private	108	Roseville
AL	Private	109	Roseville
AL	Private	110	Roseville
AL	Private	111	Roseville
AL	Semi Private	112	Roseville
AL	Semi Private	112	Roseville
AL	Private	114	Roseville
AL	Private	115	Roseville
AL	Semi Private	117	Roseville
AL	Semi Private	117	Roseville
AL	Private	118	Roseville
AL	Private	119	Roseville
AL	Private	120	Roseville
AL	Private	201	Roseville
AL	Private	203	Roseville
AL	Private	204	Roseville
AL	Semi Private	206	Roseville
AL	Private	209	Roseville
AL	Private	211	Roseville
AL	Private	214	Roseville
AL	Private	215	Roseville
AL	Private	216	Roseville
AL	Semi Private	217	Roseville
AL	Semi Private	217	Roseville
AL	Private	218	Roseville
AL	Private	221	Roseville
AL	Private	222	Roseville

31

AL	Private	223	Roseville
AL	Private	224	Roseville
AL	Private	225	Roseville
AL	Private	226	Roseville
AL	Private	227	Roseville
AL	Semi Private	228	Roseville
AL	Semi Private	228	Roseville
AL	Private	229	Roseville
AL	Private	231	Roseville
AL	Private	232	Roseville
ALZ	Private	301	Roseville
ALZ	Semi Private	302	Roseville
ALZ	Semi Private	302	Roseville
ALZ	Private	303	Roseville
ALZ	Private	304	Roseville
ALZ	Private	305	Roseville
ALZ	Semi Private	306	Roseville
ALZ	Semi Private	306	Roseville
ALZ	Private	307	Roseville
ALZ	Private	308	Roseville
ALZ	Private	309	Roseville
ALZ	Semi Private	310	Roseville
ALZ	Semi Private	310	Roseville
ALZ	Private	311	Roseville
ALZ	Semi Private	312	Roseville
ALZ	Semi Private	312	Roseville
ALZ	Private	313	Roseville
ALZ	Semi Private	314	Roseville
ALZ	Semi Private	314	Roseville
ALZ	Private	315	Roseville
ALZ	Private	316	Roseville
ALZ	Private	320	Roseville
ALZ	Semi Private	321	Roseville
All	Semi Private	321	Roseville
ALZ	Private	322	Roseville
ALZ	Private	323	Roseville
ALZ	Semi Private	324	Roseville
ALZ	Semi Private	324	Roseville
ALZ	Private	326	Roseville
ALZ	Semi Private	328	Roseville
ALZ	Semi Private	328	Roseville
ALZ	Semi Private	329	Roseville
ALZ	Semi Private	330	Roseville
ALZ	Semi Private	330	Roseville
ALZ	Private	331	Roseville
ALZ	Semi Private	332	Roseville
ALZ	Semi Private	332	Roseville
AL	Private	213	Plainview
AL	Semi Private	206	Plainview
AL	Private	203	Plainview
AL	Semi Private	208	Plainview
AL	Private	224	Plainview
AL	Semi Private	202	Plainview
AL	Semi Private	223	Plainview
AL	Semi Private	223	Plainview
AL	Private	108	Plainview

32

AL	Semi Private	212	Plainview
AL	Private	211	Plainview
AL	Private	227	Plainview
AL	Semi Private	208	Plainview
AL	Semi Private	229	Plainview
AL	Semi Private	229	Plainview
AL	Semi Private	206	Plainview
AL	Semi Private	225	Plainview
AL	Private	219	Plainview
AL	Semi Private	102	Plainview
AL	Private	109	Plainview
AL	Semi Private	106	Plainview
AL	Private	230	Plainview
AL	Private	215	Plainview
AL	Private	222	Plainview
AL	Private	220	Plainview
AL	Semi Private	212	Plainview
AL	Semi Private	107	Plainview
AL	Semi Private	107	Plainview
AL	Semi Private	202	Plainview
AL	Semi Private	106	Plainview
AL	Private	207	Plainview
AL	Semi Private	105	Plainview
AL	Semi Private	105	Plainview
AL	Private	216	Plainview
AL	Private	231	Plainview
AL	Semi Private	102	Plainview
AL	Private	218	Plainview
AL	Private	210	Plainview
AL	Private	209	Plainview
AL	Private	204	Plainview
AL	Private	201	Plainview
AL	Semi Private	225	Plainview
AL	Private	226	Plainview
AL	Private	221	Plainview
AL	Private	228	Plainview
AL	Private	103	Plainview
AL	Private	214	Plainview
AL	Private	217	Plainview
ALZ	Semi Private	118	Plainview
ALZ	Semi Private	118	Plainview
ALZ	Private	114	Plainview
ALZ	Semi Private	126	Plainview
ALZ	Semi Private	125	Plainview
ALZ	Private	117	Plainview
ALZ	Semi Private	127	Plainview
ALZ	Private	124	Plainview
ALZ	Semi Private	126	Plainview
ALZ	Semi Private	125	Plainview
ALZ	Private	122	Plainview
ALZ	Private	129	Plainview
ALZ	Semi Private	127	Plainview
ALZ	Private	116	Plainview
ALZ	Semi Private	123	Plainview
ALZ	Semi Private	123	Plainview
ALZ	Private	115	Plainview

33

ALZ	Private	128	Plainview
AL	Semi Private	111	Naperville North
AL	Semi Private	114	Naperville North
AL	Semi Private	114	Naperville North
AL	Private	210	Naperville North
AL	Semi Private	211	Naperville North
AL	Semi Private	211	Naperville North
AL	Semi Private	214	Naperville North
AL	Semi Private	214	Naperville North
AL	Private	217	Naperville North
AL	Semi Private	223	Naperville North
AL	Semi Private	223	Naperville North
AL	Private	224	Naperville North
AL	Private	107	Naperville North
AL	Private	108	Naperville North
AL	Semi Private	207	Naperville North
AL	Private	208	Naperville North
AL	Semi Private	226	Naperville North
AL	Private	227	Naperville North
AL	Private	103	Naperville North
AL	Private	202	Naperville North
AL	Private	203	Naperville North
AL	Private	231	Naperville North
AL	Private	115	Naperville North
AL	Private	118	Naperville North
AL	Private	119	Naperville North
AL	Private	120	Naperville North
AL	Private	201	Naperville North
AL	Private	215	Naperville North
AL	Private	218	Naperville North
AL	Private	109	Naperville North
AL	Private	116	Naperville North
AL	Private	209	Naperville North
AL	Private	216	Naperville North
AL	Private	225	Naperville North
AL	Private	232	Naperville North
AL	Private	104	Naperville North
AL	Private	105	Naperville North
AL	Private	112	Naperville North
AL	Private	113	Naperville North
AL	Private	204	Naperville North
AL	Private	205	Naperville North
AL	Private	212	Naperville North
AL	Private	213	Naperville North
AL	Private	221	Naperville North
AL	Private	222	Naperville North
AL	Private	229	Naperville North
AL	Private	230	Naperville North
AL	Semi Private	106	Naperville North
AL	Semi Private	106	Naperville North
AL	Semi Private	206	Naperville North
AL	Semi Private	206	Naperville North
AL	Semi Private	228	Naperville North
AL	Semi Private	228	Naperville North
ALZ	Semi Private	311	Naperville North
ALZ	Semi Private	314	Naperville North

34

ALZ	Semi Private	323	Naperville North
ALZ	Semi Private	323	Naperville North
ALZ	Semi Private	324	Naperville North
ALZ	Triple	307	Naperville North
ALZ	Triple	307	Naperville North
ALZ	Triple	307	Naperville North
ALZ	Semi Private	308	Naperville North
ALZ	Semi Private	308	Naperville North
ALZ	Semi Private	326	Naperville North
ALZ	Semi Private	327	Naperville North
ALZ	Semi Private	327	Naperville North
ALZ	Semi Private	333	Naperville North
ALZ	Semi Private	333	Naperville North
ALZ	Semi Private	302	Naperville North
ALZ	Semi Private	302	Naperville North
ALZ	Semi Private	332	Naperville North
ALZ	Semi Private	332	Naperville North
ALZ	Private	320	Naperville North
ALZ	Private	309	Naperville North
ALZ	Private	325	Naperville North
ALZ	Private	304	Naperville North
ALZ	Private	305	Naperville North
ALZ	Private	312	Naperville North
ALZ	Private	313	Naperville North
ALZ	Private	316	Naperville North
ALZ	Private	329	Naperville North
ALZ	Private	330	Naperville North
ALZ	Semi Private	306	Naperville North
ALZ	Semi Private	306	Naperville North
ALZ	Semi Private	328	Naperville North
ALZ	Semi Private	328	Naperville North
AL	Private	326	Marlboro
AL	Semi Private	325	Marlboro
AL	Private	219	Marlboro
AL	Private	210	Marlboro
AL	Private	208	Marlboro
AL	Private	221	Marlboro
AL	Private	204	Marlboro
AL	Semi Private	226	Marlboro
AL	Private	115	Marlboro
AL	Private	113	Marlboro
AL	Private	207	Marlboro
AL	Private	114	Marlboro
AL	Private	110	Marlboro
AL	Semi Private	111	Marlboro
AL	Private	318	Marlboro
AL	Private	105	Marlboro
AL	Private	107	Marlboro
AL	Private	322	Marlboro
AL	Private	225	Marlboro
AL	Private	320	Marlboro
AL	Private	106	Marlboro
AL	Semi Private	203	Marlboro
AL	Private	321	Marlboro
AL	Private	327	Marlboro
AL	Private	214	Marlboro

35

AL	Private	202	Marlboro
AL	Private	220	Marlboro
AL	Private	227	Marlboro
AL	Private	223	Marlboro
AL	Semi Private	324	Marlboro
AL	Semi Private	324	Marlboro
AL	Private	212	Marlboro
AL	Private	209	Marlboro
AL	Private	206	Marlboro
AL	Semi Private	224	Marlboro
AL	Semi Private	224	Marlboro
AL	Private	218	Marlboro
AL	Semi Private	211	Marlboro
AL	Private	104	Marlboro
AL	Private	201	Marlboro
AL	Semi Private	325	Marlboro
AL	Semi Private	226	Marlboro
AL	Semi Private	108	Marlboro
AL	Private	215	Marlboro
AL	Semi Private	211	Marlboro
AL	Semi Private	108	Marlboro
AL	Semi Private	323	Marlboro
AL	Semi Private	323	Marlboro
AL	Private	109	Marlboro
AL	Private	319	Marlboro
AL	Semi Private	111	Marlboro
AL	Private	205	Marlboro
AL	Private	116	Marlboro
AL	Semi Private	203	Marlboro
AL	Private	112	Marlboro
AL	Private	103	Marlboro
ALZ	Private	306	Marlboro
ALZ	Private	303	Marlboro
ALZ	Private	309	Marlboro
ALZ	Semi Private	302	Marlboro
ALZ	Semi Private	304	Marlboro
ALZ	Semi Private	310	Marlboro
ALZ	Semi Private	302	Marlboro
ALZ	Semi Private	308	Marlboro
ALZ	Private	313	Marlboro
ALZ	Private	312	Marlboro
ALZ	Private	307	Marlboro
ALZ	Semi Private	317	Marlboro
ALZ	Semi Private	308	Marlboro
ALZ	Semi Private	311	Marlboro
ALZ	Semi Private	311	Marlboro
ALZ	Semi Private	317	Marlboro
ALZ	Semi Private	304	Marlboro
AL	Private	123	Silver Spring
AL	Private	109	Silver Spring
AL	Private	322	Silver Spring
AL	Semi Private	305	Silver Spring
AL	Semi Private	305	Silver Spring
AL	Private	307	Silver Spring
AL	Semi Private	107	Silver Spring
AL	Semi Private	107	Silver Spring

36

AL	Private	317	Silver Spring
AL	Private	314	Silver Spring
AL	Semi Private	320	Silver Spring
AL	Semi Private	320	Silver Spring
AL	Semi Private	102	Silver Spring
AL	Private	104	Silver Spring
AL	Semi Private	301	Silver Spring
AL	Private	111	Silver Spring
AL	Private	108	Silver Spring
AL	Private	106	Silver Spring
AL	Semi Private	103	Silver Spring
AL	Semi Private	103	Silver Spring
AL	Private	324	Silver Spring
AL	Semi Private	302	Silver Spring
AL	Private	319	Silver Spring
AL	Private	119	Silver Spring
AL	Semi Private	303	Silver Spring
AL	Semi Private	303	Silver Spring
AL	Private	306	Silver Spring
AL	Private	120	Silver Spring
AL	Private	315	Silver Spring
AL	Semi Private	313	Silver Spring
AL	Semi Private	313	Silver Spring
AL	Private	310	Silver Spring
AL	Private	312	Silver Spring
AL	Private	323	Silver Spring
AL	Semi Private	105	Silver Spring
AL	Semi Private	102	Silver Spring
AL	Private	311	Silver Spring
AL	Private	121	Silver Spring
AL	Semi Private	302	Silver Spring
AL	Private	308	Silver Spring
AL	Private	309	Silver Spring
AL	Semi Private	301	Silver Spring
AL	Private	117	Silver Spring
AL	Private	304	Silver Spring
AL	Private	316	Silver Spring
AL	Private	318	Silver Spring
AL	Private	321	Silver Spring
AL	Private	110	Silver Spring
AL	Private	118	Silver Spring
AL	Private	122	Silver Spring
AL	Semi Private	112	Silver Spring
AL	Semi Private	112	Silver Spring
ALZ	Private	210	Silver Spring
ALZ	Semi Private	201	Silver Spring
ALZ	Semi Private	201	Silver Spring
ALZ	Semi Private	202	Silver Spring
ALZ	Private	223	Silver Spring
ALZ	Semi Private	202	Silver Spring
ALZ	Semi Private	219	Silver Spring
ALZ	Private	222	Silver Spring
ALZ	Private	207	Silver Spring
ALZ	Semi Private	205	Silver Spring
ALZ	Semi Private	221	Silver Spring
ALZ	Semi Private	220	Silver Spring

37

ALZ	Private	216	Silver Spring
ALZ	Private	209	Silver Spring
ALZ	Private	208	Silver Spring
ALZ	Private	217	Silver Spring
ALZ	Private	213	Silver Spring
ALZ	Private	225	Silver Spring
ALZ	Semi Private	221	Silver Spring
ALZ	Private	203	Silver Spring
ALZ	Private	218	Silver Spring
ALZ	Private	206	Silver Spring
ALZ	Private	215	Silver Spring
AL	Private	64	Tustin
AL	Private	95	Tustin
AL	Private	57	Tustin
AL	Private	78	Tustin
AL	Semi Private	61	Tustin
AL	Private	54	Tustin
AL	Private	50	Tustin
AL	Private	66	Tustin
AL	Private	46	Tustin
AL	Private	75	Tustin
AL	Private	58	Tustin
AL	Semi Private	55	Tustin
AL	Semi Private	55	Tustin
AL	Semi Private	63	Tustin
AL	Private	89	Tustin
AL	Private	76	Tustin
AL	Semi Private	70	Tustin
AL	Private	68	Tustin
AL	Private	88	Tustin
AL	Semi Private	92	Tustin
AL	Private	65	Tustin
AL	Private	83	Tustin
AL	Private	56	Tustin
AL	Private	67	Tustin
AL	Private	60	Tustin
AL	Semi Private	92	Tustin
AL	Private	91	Tustin
AL	Private	71	Tustin
AL	Private	80	Tustin
AL	Semi Private	63	Tustin
AL	Semi Private	59	Tustin
AL	Semi Private	59	Tustin
AL	Private	82	Tustin
AL	Private	49	Tustin
AL	Private	48	Tustin
AL	Private	93	Tustin
AL	Semi Private	61	Tustin
AL	Semi Private	70	Tustin
AL	Semi Private	90	Tustin
AL	Semi Private	90	Tustin
AL	Private	77	Tustin
AL	Private	81	Tustin
ALZ	Semi Private	28	Tustin
ALZ	Private	24	Tustin
ALZ	Semi Private	31	Tustin

38

ALZ	Semi Private	26	Tustin
ALZ	Private	44	Tustin
ALZ	Private	23	Tustin
ALZ	Semi Private	28	Tustin
ALZ	Private	25	Tustin
ALZ	Semi Private	31	Tustin
ALZ	Private	32	Tustin
ALZ	Private	45	Tustin
ALZ	Private	30	Tustin
ALZ	Semi Private	27	Tustin
ALZ	Semi Private	27	Tustin
ALZ	Semi Private	26	Tustin
AL	Semi Private	102	University Park
AL	Semi Private	102	University Park
AL	Private	103	University Park
AL	Private	104	University Park
AL	Private	105	University Park
AL	Private	106	University Park
AL	Semi Private	107	University Park
AL	Semi Private	107	University Park
AL	Semi Private	108	University Park
AL	Semi Private	108	University Park
AL	Private	109	University Park
AL	Private	201	University Park
AL	Semi Private	202	University Park
AL	Semi Private	202	University Park
AL	Private	203	University Park
AL	Semi Private	204	University Park
AL	Semi Private	204	University Park
AL	Private	206	University Park
AL	Semi Private	207	University Park
AL	Semi Private	207	University Park
AL	Private	208	University Park
AL	Private	209	University Park
AL	Semi Private	210	University Park
AL	Private	211	University Park
AL	Private	212	University Park
AL	Private	213	University Park
AL	Private	214	University Park
AL	Private	215	University Park
AL	Private	216	University Park
AL	Private	217	University Park
AL	Private	218	University Park
AL	Private	219	University Park
AL	Private	220	University Park
AL	Private	221	University Park
AL	Semi Private	222	University Park
AL	Private	223	University Park
AL	Private	224	University Park
AL	Private	225	University Park
AL	Private	226	University Park
AL	Private	227	University Park
AL	Private	228	University Park
AL	Private	229	University Park
AL	Private	230	University Park
AL	Private	231	University Park

39

AL	Private	232	University Park
AL	Private	233	University Park
ALZ	Semi Private	119	University Park
ALZ	Semi Private	119	University Park
ALZ	Semi Private	121	University Park
ALZ	Semi Private	121	University Park
ALZ	Semi Private	116	University Park
ALZ	Semi Private	116	University Park
ALZ	Semi Private	127	University Park
ALZ	Semi Private	127	University Park
ALZ	Semi Private	128	University Park
ALZ	Semi Private	128	University Park
ALZ	Private	129	University Park
ALZ	Private	131	University Park
ALZ	Private	117	University Park
ALZ	Private	118	University Park
ALZ	Private	120	University Park
ALZ	Private	123	University Park
ALZ	Private	130	University Park
ALZ	Semi Private	122	University Park
AL	Semi Private	209	West Babylon
AL	Semi Private	209	West Babylon
AL	Private	223	West Babylon
AL	Private	303	West Babylon
AL	Private	227	West Babylon
AL	Private	119	West Babylon
AL	Private	129	West Babylon
AL	Private	307	West Babylon
AL	Semi Private	217	West Babylon
AL	Semi Private	220	West Babylon
AL	Semi Private	117	West Babylon
AL	Private	123	West Babylon
AL	Private	224	West Babylon
AL	Semi Private	230	West Babylon
AL	Semi Private	230	West Babylon
AL	Private	210	West Babylon
AL	Semi Private	116	West Babylon
AL	Semi Private	221	West Babylon
AL	Private	122	West Babylon
AL	Private	128	West Babylon
AL	Semi Private	204	West Babylon
AL	Private	334	West Babylon
AL	Semi Private	114	West Babylon
AL	Private	127	West Babylon
AL	Private	218	West Babylon
AL	Private	228	West Babylon
AL	Semi Private	117	West Babylon
AL	Private	121	West Babylon
AL	Private	222	West Babylon
AL	Private	208	West Babylon
AL	Private	310	West Babylon
AL	Private	203	West Babylon
AL	Semi Private	120	West Babylon
AL	Semi Private	220	West Babylon
AL	Semi Private	217	West Babylon
AL	Semi Private	116	West Babylon

40

AL	Private	211	West Babylon
AL	Semi Private	225	West Babylon
AL	Private	205	West Babylon
AL	Private	234	West Babylon
AL	Private	212	West Babylon
AL	Private	126	West Babylon
AL	Private	125	West Babylon
AL	Private	216	West Babylon
AL	Semi Private	225	West Babylon
AL	Private	308	West Babylon
AL	Semi Private	204	West Babylon
AL	Semi Private	219	West Babylon
AL	Semi Private	219	West Babylon
AL	Semi Private	309	West Babylon
AL	Semi Private	309	West Babylon
AL	Private	206	West Babylon
AL	Private	202	West Babylon
AL	Private	233	West Babylon
AL	Private	301	West Babylon
AL	Private	306	West Babylon
AL	Private	311	West Babylon
AL	Private	229	West Babylon
AL	Private	131	West Babylon
AL	Semi Private	130	West Babylon
AL	Private	213	West Babylon
AL	Private	118	West Babylon
AL	Private	226	West Babylon
AL	Semi Private	304	West Babylon
AL	Semi Private	221	West Babylon
AL	Private	231	West Babylon
AL	Semi Private	114	West Babylon
AL	Private	124	West Babylon
AL	Private	201	West Babylon
AL	Private	302	West Babylon
AL	Semi Private	120	West Babylon
AL	Private	207	West Babylon
AL	Semi Private	304	West Babylon
AL	Semi Private	130	West Babylon
AL	Private	232	West Babylon
ALZ	Semi Private	312	West Babylon
ALZ	Semi Private	312	West Babylon
ALZ	Private	313	West Babylon
ALZ	Private	314	West Babylon
ALZ	Semi Private	315	West Babylon
ALZ	Semi Private	315	West Babylon
ALZ	Semi Private	316	West Babylon
ALZ	Semi Private	316	West Babylon
ALZ	Semi Private	317	West Babylon
ALZ	Semi Private	317	West Babylon
ALZ	Semi Private	318	West Babylon
ALZ	Semi Private	318	West Babylon
ALZ	Semi Private	319	West Babylon
ALZ	Semi Private	319	West Babylon
ALZ	Semi Private	320	West Babylon
ALZ	Semi Private	320	West Babylon
ALZ	Semi Private	321	West Babylon

41

ALZ	Semi Private	321	West Babylon
ALZ	Private	322	West Babylon
ALZ	Private	323	West Babylon
ALZ	Private	324	West Babylon
ALZ	Semi Private	325	West Babylon
ALZ	Semi Private	325	West Babylon
ALZ	Private	326	West Babylon
ALZ	Private	327	West Babylon
ALZ	Semi Private	329	West Babylon
ALZ	Semi Private	329	West Babylon
AL	Semi Private	101	West Bloomfield
AL	Semi Private	101	West Bloomfield
AL	Private	102	West Bloomfield
AL	Private	104	West Bloomfield
AL	Private	105	West Bloomfield
AL	Private	106	West Bloomfield
AL	Semi Private	107	West Bloomfield
AL	Semi Private	107	West Bloomfield
AL	Semi Private	108	West Bloomfield
AL	Private	201	West Bloomfield
AL	Semi Private	202	West Bloomfield
AL	Semi Private	202	West Bloomfield
AL	Private	203	West Bloomfield
AL	Private	204	West Bloomfield
AL	Private	205	West Bloomfield
AL	Private	206	West Bloomfield
AL	Semi Private	207	West Bloomfield
AL	Semi Private	207	West Bloomfield
AL	Private	208	West Bloomfield
AL	Private	209	West Bloomfield
AL	Private	210	West Bloomfield
AL	Private	211	West Bloomfield
AL	Private	212	West Bloomfield
AL	Private	213	West Bloomfield
AL	Private	214	West Bloomfield
AL	Private	216	West Bloomfield
AL	Private	217	West Bloomfield
AL	Private	219	West Bloomfield
AL	Private	220	West Bloomfield
AL	Private	221	West Bloomfield
AL	Private	222	West Bloomfield
AL	Semi Private	223	West Bloomfield
AL	Semi Private	223	West Bloomfield
AL	Semi Private	224	West Bloomfield
AL	Private	226	West Bloomfield
AL	Semi Private	227	West Bloomfield
AL	Semi Private	227	West Bloomfield
AL	Private	228	West Bloomfield
AL	Private	229	West Bloomfield
AL	Private	230	West Bloomfield
ALZ	Semi Private	114	West Bloomfield
ALZ	Semi Private	114	West Bloomfield
ALZ	Semi Private	115	West Bloomfield
ALZ	Semi Private	115	West Bloomfield
ALZ	Semi Private	116	West Bloomfield
ALZ	Semi Private	116	West Bloomfield

42

ALZ	Semi Private	117	West Bloomfield
ALZ	Semi Private	118	West Bloomfield
ALZ	Private	122	West Bloomfield
ALZ	Semi Private	123	West Bloomfield
ALZ	Semi Private	123	West Bloomfield
ALZ	Semi Private	125	West Bloomfield
ALZ	Semi Private	125	West Bloomfield
ALZ	Semi Private	126	West Bloomfield
ALZ	Semi Private	126	West Bloomfield
ALZ	Semi Private	127	West Bloomfield
ALZ	Private	128	West Bloomfield
ALZ	Private	129	West Bloomfield
AL	Private	150	West Hills
AL	Private	151	West Hills
AL	Private	153	West Hills
AL	Semi Private	154	West Hills
AL	Semi Private	154	West Hills
AL	Semi Private	157	West Hills
AL	Private	158	West Hills
AL	Private	159	West Hills
AL	Private	161	West Hills
AL	Semi Private	162	West Hills
AL	Semi Private	165	West Hills
AL	Semi Private	165	West Hills
AL	Private	168	West Hills
AL	Semi Private	202	West Hills
AL	Semi Private	202	West Hills
AL	Private	203	West Hills
AL	Private	210	West Hills
AL	Private	211	West Hills
AL	Semi Private	212	West Hills
AL	Semi Private	212	West Hills
AL	Semi Private	214	West Hills
AL	Private	216	West Hills
AL	Private	219	West Hills
AL	Private	220	West Hills
AL	Private	221	West Hills
AL	Private	222	West Hills
AL	Private	223	West Hills
AL	Private	224	West Hills
AL	Private	225	West Hills
AL	Private	226	West Hills
AL	Private	227	West Hills
AL	Private	228	West Hills
AL	Private	229	West Hills
AL	Private	230	West Hills
AL	Semi Private	240	West Hills
AL	Private	241	West Hills
AL	Private	242	West Hills
AL	Private	244	West Hills
AL	Semi Private	245	West Hills
AL	Semi Private	246	West Hills
AL	Semi Private	246	West Hills
AL	Private	248	West Hills
AL	Private	249	West Hills
AL	Private	250	West Hills

43

AL	Private	251	West Hills
AL	Private	253	West Hills
AL	Private	254	West Hills
AL	Private	256	West Hills
AL	Private	257	West Hills
ALZ	Private	134	West Hills
ALZ	Private	136	West Hills
ALZ	Private	126	West Hills
ALZ	Semi Private	119	West Hills
ALZ	Private	117	West Hills
ALZ	Private	128	West Hills
ALZ	Private	132	West Hills
ALZ	Semi Private	119	West Hills
ALZ	Semi Private	122	West Hills
ALZ	Semi Private	118	West Hills
ALZ	Semi Private	133	West Hills
ALZ	Private	121	West Hills
ALZ	Semi Private	131	West Hills
ALZ	Semi Private	122	West Hills
ALZ	Semi Private	120	West Hills
ALZ	Semi Private	133	West Hills

44

Exhibit F

Non-Foreign Status Affidavit

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee, CC3 ACQUISITION, LLC, a Delaware limited liability company (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest by US ASSISTED LIVING FACILITIES III, INC., a Delaware corporation (“Transferor”), the undersigned hereby certifies to Transferee the following on behalf of Transferor:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

2. The employer identification number of Transferor is 20-0036008.

3. Transferor has an office address of c/o Arcapita Inc., 75 Fourteenth Street, 24th floor, Atlanta, GA 30309.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

US ASSISTED LIVING FACILITIES III, INC., a Delaware corporation

By
Name:
Title:

Sworn to and subscribed before me

this      day of             , 201

Notary Public

My Commission Expires:

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Exhibit G

Form of Mutual Release

RELEASE AGREEMENT

This RELEASE AGREEMENT (this “Release”) is made as of                     ,                      (the “Effective Date”) by and among US ASSISTED LIVING FACILITIES III, INC., a Delaware corporation (“USALF”), SUNRISE THIRD SENIOR LIVING HOLDINGS, LLC, a Delaware limited liability company (“Old JV”), CC3 ACQUISITION, LLC, a Delaware limited liability company (“New JV”), SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation (“SSLII”), SUNRISE SENIOR LIVING MANAGEMENT, INC., a Virginia corporation (“SSLMI”) and CNL INCOME PARTNERS, LP, a Delaware limited partnership (“CNL”, and together with SSLII, SSLMI, Old JV and New JV, the “Sunrise/CNL Parties”).

RECITALS:

WHEREAS, USALF, SSLII, New JV and CNL are parties to that certain Purchase and Sale Agreement dated                      , 2010 (the “PSA”);

WHEREAS, Pursuant to the PSA, as of the Effective Date, USALF has assigned to New JV (the “Assignment”) all of its membership interests in the Old JV and USALF has withdrawn as a member of the Old JV;

WHEREAS, the Sunrise/CNL Parties, together with each of their parents, affiliates, officers, board members, shareholders, trustees, directors, partners, beneficial owners, attorneys-in-fact, employees and agents, heirs, executors, administrators, attorneys, successors, legal representatives and assigns (all hereinafter collectively referred to as the “Sunrise/CNL Released Parties”) desire to receive from the USALF Releasing Parties (hereinafter defined) a release of certain liabilities and obligations of any and all of the Sunrise/CNL Released Parties (i) under that certain Amended and Restated Operating Agreement of Old JV dated as of September 23, 2003 (the “Operating Agreement”), (ii) under the Existing Management Agreements (as defined in the PSA), (iii) under that certain Amended and Restated Master Owner/Management Agreement dated as of September 23, 2003, by and between Old JV and SSLMI (the “MOMA”), (iv) arising out of the management, operation, or funding of Old JV or of Old JV’s direct or indirect subsidiaries and (v) arising out of the acquisition, ownership, development and/or management of the Facilities (as defined in the Operating Agreement); and

WHEREAS, USALF, together with its affiliates, officers, board members, shareholders, trustees, directors, partners, beneficial owners, attorneys-in-fact, employees and agents, heirs, executors, administrators, attorneys, successors, legal representatives and assigns (all hereinafter collectively referred to as the “USALF Released Parties” and together with the Sunrise/CNL Released Parties, the “Released Parties”) desire to receive from the Sunrise/CNL Releasing Parties (hereinafter defined) a release of certain liabilities and obligations of any and all of the USALF Released Parties (i) under the Operating Agreement, (ii) under the Existing Management

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Agreements, (iii) under the MOMA, (iv) arising out of the management, operation, or funding of Old JV or of Old JV’s direct or indirect subsidiaries and (v) arising out of the acquisition, ownership, development and/or management of the Facilities.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

AGREEMENT

1. Release of Released Parties. (a) From and after the Effective Date, USALF for and on behalf of itself and the other USALF Released Parties and all persons claiming by, through or under them (all hereinafter collectively referred to as the “USALF Releasing Parties”), do hereby remise, release, acquit and forever discharge the Sunrise/CNL Released Parties of, from and against any and all manner of actions, causes of actions, suits, debts, dues, sums of money, compensation, accounts, obligations, liabilities, damages, judgments, claims and demands whatsoever, whether known or unknown, foreseen or unforeseen (regardless of by whom raised) in law or in equity (or mixed), which the USALF Releasing Parties, and/or any of them, now have, ever had or may ever have against the Sunrise/CNL Released Parties or any of them, singly or in any combination, on account of, arising out of, under or with respect to, or relating to (i) the Operating Agreement and/or (ii) the Existing Management Agreements, and/or (iii) the MOMA, and/or (iv) the management, operation, or funding of Old JV or of Old JV’s direct or indirect subsidiaries and/or (v) the acquisition, ownership, development and/or management of the Facilities, in each case occurring before the Effective Date (collectively, the “USALF Claims”), provided that the USALF Claims shall not include any actions, causes of actions, suits, debts, dues, sums of money, compensation, accounts, obligations, liabilities, damages, judgments, claims and demands (x) arising out of the fraud, negligence and/or willful misconduct of the Sunrise/CNL Released Parties, (y) arising out of the duties and obligations of the Sunrise/CNL Released Parties under the PSA, the Documents (as defined in the PSA) and this Release, and/or (z) constituting a cross-claim, counter-claim or claim for indemnification or contribution by the USALF Releasing Parties against any or all of the Sunrise/CNL Released Parties that arises out of a claim asserted against any of the USALF Releasing Parties whether by any of the Sunrise/CNL Released Parties or any third party (including by, or on behalf of, any current or former resident of a Facility or his or her heirs, executors, administrators, successors, legal representatives and assigns) and which is primarily attributable to an act or omission of any or all of the Sunrise/CNL Released Parties.

(b) From and after the Effective Date, the Sunrise/CNL Parties for and on behalf of themselves and the other Sunrise/CNL Released Parties and all persons claiming by, through or under them (all hereinafter collectively referred to as the “Sunrise/CNL Releasing Parties” and together with the USALF Releasing Parties, the “Releasing Parties”) do hereby remise, release, acquit and forever discharge the USALF Released Parties of, from and against any and all manner of actions, causes of actions, suits, debts, dues, sums of money, compensation, accounts, obligations, liabilities, damages, judgments, claims and demands whatsoever, whether known or unknown, foreseen or unforeseen (regardless of by whom raised) in law or in equity (or mixed), which the Sunrise/CNL Releasing Parties, and/or any of them, now have, ever had or may ever have against the USALF Released Parties or any of them, singly or in any combination, on

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account of, arising out of, under or with respect to, or relating to (i) the Operating Agreement and/or (ii) the Existing Management Agreements, and/or (iii) the MOMA, and/or (iv) the management, operation, or funding of Old JV or of Old JV’s direct or indirect subsidiaries and/or (v) the acquisition, ownership, development and/or management of the Facilities (collectively, the “Sunrise/CNL Claims” and together with the USALF Claims, the “Claims”), provided that the Sunrise/CNL Claims shall not include actions, causes of actions, suits, debts, dues, sums of money, compensation, accounts, obligations, liabilities, damages, judgments, claims and demands (x) arising out of the fraud, negligence and/or willful misconduct of the USALF Released Parties, (y) arising out of the duties and obligations of the USALF Released Parties under the PSA, the Documents and this Release, and/or (z) constituting a cross-claim, counter-claim or claim for indemnification or contribution by the Sunrise/CNL Releasing Parties against any or all of the USALF Released Parties that arises out of a claim asserted against any of the Sunrise/CNL Releasing Parties whether by any of the USALF Released Parties or any third party (including by, or on behalf of, any current or former resident of a Facility or his or her heirs, executors, administrators, successors, legal representatives and assigns) and which is primarily attributable to an act or omission of any or all of the USALF Released Parties.

2. Covenant Not to Sue. Notwithstanding anything to the contrary set forth in the Operating Agreement, (a) USALF hereby covenants and agrees, for and on behalf of itself and the other USALF Releasing Parties, that each USALF Releasing Party shall forever refrain, and is hereby estopped, from instituting, prosecuting, asserting or otherwise pursuing or pressing against any of the Sunrise/CNL Released Parties any of the USALF Claims and (b) the Sunrise/CNL Parties hereby covenant and agree, for and on behalf of themselves and the other Sunrise/CNL Releasing Parties, that each Sunrise/CNL Releasing Party shall forever refrain, and is hereby estopped, from instituting, prosecuting, asserting or otherwise pursuing or pressing against any of the USALF Released Parties any of the Sunrise/CNL Claims.

3. Governing Law. This Release shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements executed in and to be performed in New York. The parties to this Release irrevocably submit to the sole and exclusive in personam jurisdiction of any federal or state court sitting in New York County, New York and waive any objections to the venue of a proceeding in any such court.

4. Integration; Amendment. This Release constitutes the sole agreement of the parties with respect to the subject matter hereof and supersedes all oral negotiations and prior writings with respect to the subject matter hereof. This Release may not be modified or amended except in a writing executed by all of the parties hereto.

5. Successors and Assigns. This Release (i) shall be binding upon each of the Releasing Parties and, where applicable, each of their respective heirs, executors, administrators, successors and assigns, and (ii) shall inure to the benefit of the Released Parties and their respective heirs, executors, administrators, successors and assigns.

6. Further Assurances. USALF and the Sunrise/CNL Parties each hereby covenants and agrees, for and on behalf of itself and the other Releasing Parties, that each Releasing Party shall cooperate with the Released Parties hereunder and shall execute and/or cause to be delivered to any or all such Released Parties such instruments and other documents, and shall

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take such other actions, as any or all such Released Parties may reasonably request from time to time in order to effectuate or evidence the purposes and provisions of this Release.

7. Severability and Consistency. The illegality, unenforceability or inconsistency of any provisions of this Release shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Release or any instrument or agreement executed in connection herewith.

[Signatures commence on the following page]

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IN WITNESS WHEREOF, the undersigned have delivered this Release on the day and year first above written.

US ASSISTED LIVING FACILITIES III, INC., a Delaware corporation

By:

Name:

Title:

SUNRISE THIRD SENIOR LIVING HOLDINGS, LLC,
a Delaware limited liability company

By: SUNRISE SENIOR LIVING INVESTMENTS, INC.,
its Managing Member

By:
Name:
Title:

CC3 ACQUISITION, LLC, a Delaware limited liability company

By: [ ], its Managing Member

By:
Name:
Title:

SUNRISE SENIOR LIVING INVESTMENTS, INC.,
a Virginia corporation

By:
Name:
Title:

SUNRISE SENIOR LIVING MANAGEMENT, INC.,
a Virginia corporation

By:
Name:
Title:

CNL INCOME PARTNERS, LP, a Delaware limited partnership

By:
Name:
Title:

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Exhibit H

New Investor’s Access Schedule

Access for New Investor and its agents, employees, contractors and representatives during the week ending Friday, December 10, 2010.

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Exhibit I

Seller’s Non-Imputation Affidavit

NON-IMPUTATION AFFIDAVIT

STATE OF )

) ss:.

COUNTY OF )

The undersigned certifies as follows:

1. That the undersigned is presently a director of US Assisted Living Facilities III, Inc., a corporation (the “Company”), duly formed and in good standing in the State of Delaware. The Company is the passive investor member of Sunrise Third Senior Living Holdings LLC, the current beneficial owner of the Premises (as defined below), and the Company is not involved in the day-to-day operations relating to the Premises or the current beneficial owner. Sunrise Senior Living Investments, Inc., a Virginia corporation (“SSLII”) is presently the managing member of the Company.

2. That Fidelity National Title Insurance Company (the “Insurer”) has been requested to include a non-imputation endorsement as part of the title policy (the “Title Policy”) to be issued to                      (the “Insured”) with respect to the premises known as                     ,             ,              (the “Premises”), for the purpose of providing an assurance to the Insured under the Title Policy that the Insurer will not deny liability under the policy by reason of the possible imputation of knowledge by operation of law to the Insured.

3. That the undersigned, as an inducement to the Insurer to provide such an assurance, further states that, to the best of his knowledge and except as otherwise set forth in (i) the Insurer’s owner’s or mortgagee’s policy of title insurance; (ii) as would be disclosed by a complete and accurate survey of the Premises, including rights of parties in possession of the Premises; (iii) as is known to SSLII, except as to matters that are known to SSLII solely by imputation from the Company; or (iv) as set forth in Schedule A hereto:

(a) That there are no existing unrecorded deeds, land contracts, leases (except those leases disclosed herein or subleases thereunder and the rights of the residents at the assisted living facilities located on the Premises), options to purchase, mortgages, agreements or other instruments adversely affecting title to the Premises, and that the undersigned has no knowledge that the Company has done anything to create any lien, encumbrance, transfer of interest, constructive trust, or other equity, whatsoever, in the Premises;

(b) That there is no outstanding right, title, interest, lien or estate, in existence or being asserted in or against the Premises, except such as disclosed by the public records of the

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counties wherein the Premises are located (excluding the rights of tenants under leases or subleases thereunder and the rights of residents at the assisted living facilities located on the Premises);

(c) That there are no judgments, decrees or orders, by any court or officer, for the payment of money against the Company, unsatisfied or not, before any court or before any officer of the United States. Nor is there any suit or proceeding, now pending, anywhere, which affects the Premises, except to the extent that said judgments and pending suits are covered by insurance or constitute Landlord and Tenant or Resident matters;

(d) That the undersigned make this affidavit to induce the Insurer to affix a non-imputation endorsement to the Title Policy to be issued to the Insured and realizes that the Insurer will rely upon the assurances and representations set forth herein and that without such assurances and representations, the Insurer would not issue the non-imputation endorsement; and

(e) As used herein, the term “knowledge” when used with reference to the undersigned means the current, actual (not constructive, imputed or implied) knowledge, without duty of inquiry, of the current officers and directors of the undersigned.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals this

day      of              201_.

Name:

Sworn to me this      day of             , 2010.

Notary Public

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